As Filed with the SEC on April 26, 2012

Registration Numbers 2-28316 and 811-01612

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-3

REGISTRATION STATEMENT

under

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 69 X

and

REGISTRATION STATEMENT

under

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 49 X

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Insurance Company)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

(973) 367-7521

(Address and telephone number of Insurance Company’s principal executive offices)

Deborah A. Docs

Gateway Center Three

100 Mulberry Street, 4th Floor

Newark, NJ 07102

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue

Washington, DC 20001

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraphs (b) of Rule 485

X on May 1, 2012 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(i) of Rule 485

☐ on (            ) pursuant to paragraph (a)(i) of Rule 485

☐ 75 days after filing pursuant (a)(ii) of Rule 485

☐ on (            ) pursuant to paragraph (a)(ii) of Rule 485

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Prudential Variable Contract Account-2

PROSPECTUS • MAY 1, 2012

The Prudential Variable Contract Account-2 (VCA 2) invests primarily in equity securities of major, established corporations. This prospectus describes a contract (the Contract) offered by The Prudential Insurance Company of America for use with retirement arrangements qualified under Section 403(b) of the Internal Revenue Code. Contributions under the Contract are invested in VCA 2. This prospectus sets forth information about VCA 2 that a prospective investor should know before investing.

Please read this prospectus before investing and keep it for future reference. To learn more about VCA 2, you may request the annual and semi-annual reports for VCA 2 Participants or the Statement of Additional Information (SAI), dated May 1, 2012. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The table of contents of the SAI appears on page 28 of this prospectus.

The SEC’s web site (http://www.sec.gov) contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. For a free copy of the SAI or a Participant report or for Participant questions, call us at: 1-877-778-2100 or write us at: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789. The SAI, annual report and semi-annual report are also available at www.prudentialfunds.com.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investments are subject to risk, including possible loss of principal. An investment in the contract is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

3	GLOSSARY
3	SPECIAL TERMS
4	FEES & EXPENSES
4	FEE TABLE
4	EXAMPLE
5	SUMMARY
5	ABOUT THE CONTRACTS
6	ABOUT PRUDENTIAL & VCA 2
7	INVESTMENT PRACTICES
7	INVESTMENT OBJECTIVE & POLICIES
10	UNIT VALUE
10	HOW UNIT VALUE IS DETERMINED
11	MANAGEMENT
11	THE COMMITTEE
11	ADVISORY ARRANGEMENTS
12	CONTRACT CHARGES
12	CHARGES & FEES
13	THE CONTRACT
13	INTRODUCTION
13	ACCUMULATION PERIOD
18	ANNUITY PERIOD
20	OTHER INFORMATION
21	ADDITIONAL INFORMATION
21	SALE & DISTRIBUTION
21	FEDERAL TAXATION
22	WITHHOLDING
22	DEATH BENEFITS
22	TAXES ON PRUDENTIAL
23	VOTING RIGHTS
23	LITIGATION
26	VCA 2 POLICIES
27	OTHER INFORMATION
28	TABLE OF CONTENTS: STATEMENT OF ADDITIONAL INFORMATION
29	FINANCIAL HIGHLIGHTS
13	INTRODUCTION

GLOSSARY

SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Accumulation Period: The period that begins with the Contract Date and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.

Contract: The group variable annuity contract described in this prospectus.

Contract Date: The date Prudential receives the initial contribution on behalf of a participant and all necessary paperwork is in good order. Contract Anniversaries are measured from the Contract Date.

Contractholder: The employer, association or trust to which Prudential has issued a Contract.

Contributions: Payments made under the Contract for the benefit of a Participant.

Good Order: An instruction received by Prudential that is sufficiently complete and clear that Prudential does not need to exercise any discretion to follow such instruction. Good Order includes receipt of confirmation and all necessary information to insure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined.

Income Period: The period that begins when you start receiving income payments under the Contract.

Participant or you: The person for whose benefit contributions are made under a Contract.

Prudential or we: The Prudential Insurance Company of America.

Prudential’s Group Tax-Deferred Annuity Program: A Contractholders’ program providing for contributions under the Contract, a companion fixed-dollar annuity contract or a combination of the two.

Separate Account: Contributions allocated to VCA 2 are held by Prudential in a separate account.

Tax Deferral: A way to increase your assets without being taxed every year. Taxes are not paid on investment gains until you receive a distribution, such as a withdrawal or annuity payment.

Unit and Unit Value: You are credited with Units in VCA 2. Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for VCA 2. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of VCA 2 plus any charges and fees that may apply to you.

3

FEES & EXPENSES

FEE TABLE

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the Contract. For more information, see Contract Charges, later in the Prospectus.

VCA 2 Fee Table
Participant Transaction Expenses°
Sales Load Imposed on Purchases (as a percentage of contributions made)	2.5%
Deferred Sales Load	None
Exchange Fee	None
Annual Administration Fee (maximum)°°	$30
Annual Expenses (as a percentage of average net assets)
Investment Management Fees	0.125%
Mortality and Risk Expense Fee °°°	0.375%
Total Annual Expenses	0.500%

° Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in VCA 2 is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment in VCA 2 to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 5%.

°° While a Participant is receiving annuity payments, we do not charge the annual administration fee.

°°° While a Participant is receiving payments under the variable annuity certain option, we do not charge the mortality and risk expense fee.

The Financial Highlights Table appears at the end of this Prospectus.

EXAMPLE

The following expense example will help you compare the fees and expenses of the Contract with other variable annuity contracts. The example assumes that you invested $10,000 at the beginning of Year 1 and that your investment had an annual return of 5%. Your expenses would be the same whether you withdraw from VCA 2, remain as a Participant, or annuitize at the end of each period. The example is based on expense information for VCA 2 for the fiscal year ended December 31, 2011. This example should not be considered as representative of past or future expenses. Actual expenses may be greater or less than those shown.

Example
	1 Year	3 Years	5 Years	10 Years
	$300	$406	$523	$863

° The annual administration fee is reflected in the above example on the assumption that it is deducted from the Contract in the same proportions as the aggregate annual administration fees are deducted from the fixed dollar or VCA 2 Contracts. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.

The Financial Highlights and Accumulation Unit Value Table appears at the end of this Prospectus.

4	The Prudential Variable Contract Account-2

SUMMARY

ABOUT THE CONTRACTS

The Contracts

The VCA 2 Contract is a group variable annuity contract. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contract is intended for retirement savings or other long-term investment purposes. The Contract, like all deferred annuity contracts, has two phases—an accumulation period and an income period. During the accumulation period, earnings accumulate on a tax-deferred basis. That means you are only taxed on the earnings when you withdraw them. The second phase—the income period—occurs when you begin receiving regular payments from the Contract. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.

The Contract generally is issued to employers who make contributions on behalf of their employees under Section 403(b) of the Internal Revenue Code. In this case, the employer is called the “Contractholder” and the person for whom contributions are being made is called a “Participant” or “you.”

Prudential’s Group Tax Deferred Annuity Program

Prudential’s Group Tax Deferred Annuity Program consists of the following contracts:

  the VCA 2 Contract described in this prospectus,
  certain fixed dollar annuity contracts that are offered as companion to the VCA 2 Contract (but are not described in this prospectus), and contracts combining the VCA 2 Contract and a fixed dollar annuity contract.

Charges

We deduct a sales charge of 2.5% from each contribution at the time it is made. This means 97.5% of each contribution is invested in VCA 2. This charge is paid to Prudential to cover its expenses in marketing and selling the VCA 2 Contract. The maximum sales charge may be changed by Prudential on 90 days’ notice.

In addition, we charge an annual administration fee for recordkeeping and other administrative expenses. This charge will not exceed $30 in any calendar year. We will automatically deduct it from your account. (If you also have a fixed-dollar annuity contract under Prudential’s Group Tax Deferred Annuity Program, the fee will be divided between that contract and your
VCA 2 account.)

We also charge for investment management services and for mortality and expense risks we assume. Those charges are deducted daily at annual rates of 0.125% and 0.375%, respectively, of the value of your VCA 2 account.

Withdrawals & Transfers

All traditional written requests and notices required or permitted under the Contract—other than withdrawal requests and death benefit claims—should be sent to Prudential at the address on the cover of this prospectus. You can also use that address for any written inquiries you may have.

As explained later, notices, forms and requests for transactions related to the Contract may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants.

All permitted telephone transactions may normally be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.

Your ability to make withdrawals under your Contract is limited by federal tax law. Your employer—the Contractholder—may impose additional restrictions. If you are allowed to make withdrawals, you may submit a permitted, traditional written withdrawal request to us in any of the following ways:

  by mail to Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789.
  by fax to Prudential Investments, Attn: Client Services at (866) 439-8602.

5

Requests for death benefits must also be submitted by one of the means listed above.

To process a withdrawal request or death benefit claim, it must be submitted to Prudential in Good Order.

In some cases, the Contractholder or a third-party may provide recordkeeping services for the Contract instead of Prudential. In that case, withdrawal and transfer procedures may vary.

Transaction requests (including death benefit claims) received directly by Prudential in Good Order on a given Business Day before the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange may close or such earlier time that the Contractholder and Prudential have agreed to) will be effective for that Business Day.

ABOUT PRUDENTIAL & VCA 2

Prudential

Prudential is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Prudential’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract or policy.

VCA 2

VCA 2 was created on January 9, 1968. It is a separate account of Prudential, which means its assets are the property of Prudential but are kept separate from Prudential’s general assets and cannot be used to meet liabilities from Prudential’s other businesses.

VCA 2 is registered with the SEC as an open-end, diversified management investment company.

6	The Prudential Variable Contract Account-2

INVESTMENT PRACTICES

INVESTMENT OBJECTIVE & POLICIES

Investment Practices

Before making your investment decision, you should carefully review VCA 2’s investment objective and policies. There is no guarantee that the investment objective of VCA 2 will be met.

Investment Objective and Policies

VCA 2’s investment objective is long-term growth of capital. VCA 2 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective. VCA 2 may also invest in preferred stocks, warrants, convertible bonds or other equity-related securities.

Equity securities are subject to company risk and market risk. Company risk is the risk that the value or price of a particular stock or other equity-related security owned by VCA 2 could go down and you could lose money. In addition, equity investments are subject to market risk, the risk that the value of the equity markets or a sector of those markets in which VCA 2 invests could go down. VCA 2’s holdings can vary from broad market indexes, and the performance of VCA 2 can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Under normal market conditions, VCA 2 may also invest up to 20% of its total assets in short, intermediate or long term debt instruments that have been rated “investment grade.” (This means major rating services, like Standard & Poor’s Ratings Group or Moody’s Investors Service Inc., have rated the securities within one of their four highest rating groups.) In response to adverse market conditions, we may invest a higher percentage in debt instruments. Investment in debt instruments involves a variety of risks, including the risk that an issuer or guarantor of the instrument will be unable to pay some or all of the principal and interest when due (credit risk); the risk that VCA 2 may not be able to sell some or all of the instruments its holds, either at the price it values the instrument or at any price (liquidity risk); and the risk that the rates of interest income generated by the instruments may decline due to a decrease in market interest rates and that the market prices of the instruments may decline due to an increase in market interest rates (interest rate risk).

VCA 2 may also invest in foreign securities traded on U.S. exchanges and markets, including common stocks, American Depositary Receipts (ADRs), American Depositary Shares (ADSs), and similar receipts or shares. ADRs and ADSs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank. Although not a principal strategy, VCA 2 may invest up to 30% of its total assets in other foreign securities, including foreign securities traded on foreign exchanges or markets approved under state law. VCA 2’s investment in foreign securities is limited to a maximum of 30% of its total assets.

Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of a Portfolio’s foreign securities; and foreign holdings. ADRs and ADSs may be subject to fewer risks than direct investments in foreign securities because they may be traded on more liquid markets and the companies are usually subject to financial reporting standards similar to those applicable to U.S. companies.

VCA 2 may also purchase and sell financial futures contracts, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. In addition, we may purchase and sell futures contracts on foreign currencies or groups of foreign currencies. Under a financial futures contract the seller agrees to sell a set amount of a particular financial instrument or currency at a set price and time in the future. Under a stock index futures contract, the seller of the contract agrees to pay to the buyer an amount in cash which is equal to a set dollar amount multiplied by the difference between the set dollar amount and the value of the index on a specified date. No physical delivery of the stocks making up the index is made. VCA 2 will use futures contracts only to hedge its positions with respect to securities, interest rates and foreign securities.

7

The use of futures contracts for hedging purposes involves several risks. While our hedging transactions may protect VCA 2 against adverse movements in interest rates or other economic conditions, they may limit our ability to benefit from favorable movements in interest rates or other economic conditions. There are also the risks that we may not correctly predict changes in the market and that there may be an imperfect correlation between the futures contract price movements and the securities being hedged. There is no assurance that a liquid market will exist at the time we wish to close out a futures position. Most futures exchanges and boards of trade limit the amount of fluctuation in futures prices during a single day—once the daily limit has been reached, no trades may be made that day at a price beyond the limit. It is possible for futures prices to reach the daily limit for several days in a row with little or no trading. This could prevent us from liquidating an unfavorable position while we are still required to meet margin requirements and continue to incur losses until the position is closed.

In addition to futures contracts, VCA 2 is permitted to purchase and sell options on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts. An option gives the owner the right to buy (a call option) or sell (a put option) securities at a specified price during a given period of time. VCA 2 will only invest in “covered” options. An option can be covered in a variety of ways, such as setting aside certain securities or cash equal in value to the obligation under the option.

Options involve certain risks. We may not correctly anticipate movements in the relevant markets. If this happens, VCA 2 would realize losses on its options position. In addition, options have risks related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although generally VCA 2 will only purchase or write exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange or otherwise may exist and we might not be able to effect closing transactions in particular options. In this event, VCA 2 would have to exercise its options in order to realize any profit and would incur brokerage commissions both upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of such options (or upon the purchase of underlying securities for the exercise of put options). If VCA 2—as a covered call option writer—is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

VCA 2 may invest in securities backed by real estate or shares of real estate investment trusts—called REITS—that are traded on a stock exchange or NASDAQ. These types of securities are sensitive to factors that many other securities are not—such as real estate values, property taxes, overbuilding, cash flow and the management skill of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.

From time to time, VCA 2 may invest in repurchase agreements. In a repurchase agreement, one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short—possibly overnight or a few days—though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 2 will only enter into repurchase agreements that are fully collateralized. VCA 2 will not enter into repurchase agreements with Prudential or its affiliates as seller. However, VCA 2 may enter into joint repurchase transactions with other Prudential investment companies.

VCA 2 may also enter into reverse repurchase agreements and dollar roll transactions. In a reverse repurchase arrangement,
VCA 2 agrees to sell one of its portfolio securities and at the same time agrees to repurchase the same security at a set price and time in the future. During the reverse repurchase period, VCA 2 often continues to receive principal and interest payments on the security that it “sold.” Each reverse repurchase agreement reflects a rate of interest for use of the money received by VCA 2 and for this reason, has some characteristics of borrowing. Dollar rolls occur when VCA 2 sells a security for delivery in the current month and at the same time agrees to repurchase a substantially similar security from the same party at a specified price and time in the future. During the roll period, VCA 2 does not receive the principal or interest earned on the underlying security. Rather, it is compensated by the difference in the current sales price and the specified future price as well as by interest earned on the cash proceeds of the original “sale.” Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities held by VCA 2 may decline below the price of the securities VCA 2 has sold but is obligated to repurchase. In addition, if the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent,
VCA 2’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA 2’s obligation to repurchase the securities.

From time to time, VCA 2 may purchase or sell securities on a when-issued or delayed delivery basis—that is, delivery and payment can take place a month or more after the date of the transaction. VCA 2 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.

8	The Prudential Variable Contract Account-2

VCA 2 may also enter into short sales against the box. In this type of short sale, VCA 2 owns the security sold (or one convertible into it) but borrows the stock for the actual sale.

VCA 2 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 2 might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same—to increase or decrease exposure to long- or short-term interest rates. For example, VCA 2 may enter into a swap transaction to preserve a return or spread on a particular investment to a portion of its portfolio or to protect against any increase in the price of securities that VCA 2 anticipates purchasing at a later date. VCA 2 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if our prediction of interest rate movements is incorrect, VCA 2’s total return will be less than if we had not used swaps. In addition, if the counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 2 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

VCA 2 may also use forward foreign currency exchange contracts. VCA 2’s successful use of forward foreign currency exchange contracts depends on our ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

VCA 2 may lend its portfolio securities.

VCA 2 may invest up to 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 2’s net asset value. The 15% limit is applied as of the date VCA 2 purchases an illiquid security. It is possible that VCA 2’s holding of illiquid securities could exceed the 15% limit, for example as a result of market developments or redemptions. An investment in illiquid securities may reduce the returns of VCA 2, because it may be unable to sell the illiquid securities at an advantageous time or price.

There is risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any investment, an investment in VCA 2 could lose value, and you could lose money.

Additional information about investment policies and restrictions, including the risks associated with their use, is provided in the SAI.

9

UNIT VALUE

HOW UNIT VALUE IS DETERMINED

To keep track of investment results, each Participant is credited with Units in VCA 2. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for VCA 2. After that, the Unit Value is adjusted each day to reflect the investment returns and expenses of VCA 2 and certain Contract charges.

The Unit Value for VCA 2 is determined once each business day the New York Stock Exchange (NYSE) is open for trading as of the close of the exchange’s regular trading session (which is usually 4:00 p.m., New York time). The NYSE is closed on most national holidays and Good Friday. VCA 2 does not price its Unit Value on days when the NYSE is closed but the primary markets for
VCA 2’s foreign securities are open, even though the value of these securities may have changes. Conversely, VCA 2 will ordinarily price its Unit Value on days that the NYSE is open but foreign securities markets are closed.

Equity securities for which the primary market is on an exchange (whether domestic or foreign) are generally valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities included within the NASDAQ market are generally valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation are generally valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

All short-term debt securities having remaining maturities of 60 days or less are valued at amortized cost. This valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value.

Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.

Options on stock and stock indexes that are traded on an national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded (which is generally 15 minutes after the close of regular trading on the NYSE). If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Securities for which no market quotations are available will be valued at fair value under the direction of the VCA 2 Committee. VCA 2 also may use fair value pricing if it determines that a market quotation is not reliable. Securities subject to fair value pricing may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into debt and for which there is no current market value; securities whose prices are stale; securities affected by significant events; and securities that VCA 2 believes were priced incorrectly. A significant event is an event, such as a political or market event that has caused a market quotation to no longer reflect the value at the time that the unit value of VCA 2 is determined. The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that VCA 2 could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which VCA 2 determines its unit value.

10	The Prudential Variable Contract Account-2

MANAGEMENT

THE COMMITTEE

VCA 2 has a Committee—similar to a board of directors—that provides general supervision. The members of the VCA 2 Committee are elected for indefinite terms by the Participants of VCA 2. A majority of the members of the Committee are not “interested persons” of Prudential Financial, Inc. or its affiliates, as defined by the Investment Company Act of 1940 (the 1940 Act, or the Investment Company Act).

ADVISORY ARRANGEMENTS

Prudential Investments LLC (PI), a Prudential Financial subsidiary, is the investment manager to VCA 2. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2011, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $160.5 billion.

Under a management agreement with VCA 2, PI manages VCA 2’s investment operations and administers its business affairs, and is paid a management fee at the annual rate of 0.125% of the average daily net assets of VCA 2. Under the management agreement with VCA 2, PI is responsible for selecting and monitoring one or more subadvisers to handle the day-to-day investment management of VCA 2. PI, not VCA 2, pays the fees of the subadvisers. Pursuant to an order issued by the SEC, VCA 2 may add or change a subadviser, or change the agreement with a subadviser, if PI and VCA 2’s Committee concludes that doing so is in the best interests of VCA 2 Participants. VCA 2 can make these changes without Participant approval, but will notify Participants investing in VCA 2 of any such changes.

VCA 2’s current subadviser is Jennison Associates LLC (Jennison), a Prudential Financial subsidiary. Jennison is located at
466 Lexington Avenue, New York, New York 10017. Under its agreement with Jennison, PI pays Jennison the entire management fee that PI receives.

Jennison may use affiliated brokers to execute brokerage transactions on behalf of VCA 2 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. More information about brokerage transactions is included in the SAI.

David A. Kiefer is the portfolio manager of VCA 2 and has day-to-day management responsibility over all aspects of VCA 2’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows. David A. Kiefer, CFA, is a Managing Director of Jennison. Mr. Kiefer joined Jennison Associates in September 2000 when Prudential’s public equity asset management capabilities merged into Jennison. Mr. Kiefer has been managing large cap diversified assets since 1999 and the Large Cap Blend Equity strategy since 2000. Additionally, he became head of Large Cap Value Equity and began co-managing the Large Cap Value Equity strategy in 2004 and the Natural Resources Equity strategy in 2005. He managed the Prudential Jennison Utility Fund from 1994 to mid-2005. Mr. Kiefer joined Prudential’s management training program in 1986. From 1988 to 1990, he worked at Prudential Power Funding Associates, making loans to the utility and power industries. Mr. Kiefer then left to attend business school, rejoining Prudential in equity assset management in 1992. Mr. Kiefer earned a BS from Princeton University and an MBA from Harvard Business School. He has managed VCA 2 since September 2000.

Mr. Kiefer is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio manager. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The Statement of Additional Information provides additional information about Mr. Kiefer’s compensation, other accounts that he manages, and his ownership of VCA 2 securities.

A discussion of the factors considered by the VCA 2 Committee in re-approving the advisory agreements for VCA 2 appears in the most recent VCA 2 semi-annual report.

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CONTRACT CHARGES

CHARGES & FEES

We list below the current charges under the Contract. On 90 days’ notice, we may change the sales charge, administration fee and the mortality and expense risk fee. The investment management fee generally may be changed only with Participant approval.

Sales Charge

We deduct a sales charge of 2.5% from each contribution at the time it is made. This means 97.5% of each contribution is invested in VCA 2. This sales charge is designed to pay our sales and marketing expenses for VCA 2.

Administration Fee

We charge an annual administration fee for recordkeeping and other administrative expenses. This fee will not exceed $30 in any calendar year and will be automatically deducted from your account. (If you also have a fixed-dollar annuity contract under Prudential’s Group Tax Deferred Annuity Program, the fee will be divided between that and your VCA 2 account.) We deduct the administration fee on the last business day of each calendar year. New Participants will only be charged a portion of the annual administration fee, depending on the number of months remaining in the calendar year after the first contribution is made. If you withdraw all of your contributions before the end of a year, we will deduct the fee on the date of the last withdrawal. After that, you may only make contributions as a new Participant, in which case you will be subject to the annual administration fee on the same basis as other new Participants. If a new Participant withdraws all of his or her Units during the first year of participation under the Contract, the full annual administration fee will be charged.

Modification of Sales Charge and Administration Fee

Prudential may reduce or waive the sales charge or administrative fee or both with respect to a particular Contract. We will only do this if we think that our sales or administrative costs with respect to a Contract will be less than for other Contracts. This might occur, for example, if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party. You should refer to your Contract documents which set out the exact amount of fees and charges that apply to your Contract.

Mortality and Expense Risk Fee

A “mortality risk” charge is paid to Prudential for assuming the risk that a Participant will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. In addition, an “expense risk” charge is paid to Prudential for assuming the risk that the current charges will not cover the cost of administering the Contract in the future. We deduct these charges daily. We compute the charge at an effective annual rate of 0.375% of the current value of your account (0.125% is for assuming the mortality risk, and 0.250% is for assuming the expense risk).

Investment Management Fee

Like certain other variable annuity contracts, VCA 2 is subject to a fee for investment management services. We deduct this charge daily. We compute the charge at an effective annual rate of 0.125% of the current value of your VCA 2 account.

12	The Prudential Variable Contract Account-2

THE CONTRACT

INTRODUCTION

The Contract described in this prospectus is generally issued to an employer that makes contributions on behalf of its employees. The Contract can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Once a Participant begins to receive annuity payments, Prudential will provide to the Contractholder—for delivery to the Participant—a certificate which describes the variable annuity benefits which are available to the Participant under the Contract.

ACCUMULATION PERIOD

Contributions

When you first become a Participant under the Contract, you must indicate if you want contributions made on your behalf to be allocated between VCA 2 and a companion fixed dollar annuity contract. You can change this allocation from time to time. The discussion below applies only to contributions to VCA 2.

When a contribution is made, we invest 97.5% of it in VCA 2. (The remaining 2.5% is for the sales charge.) You are credited with a certain number of Units, which are determined by dividing the amount of the contribution (less the sales charge) by the Unit Value for VCA 2 for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of VCA 2. Units will be redeemed as necessary to pay your annual administration fee.

The first contribution made on your behalf will be invested within two business days after it has been received by us if we receive your enrollment form in Good Order. If an initial contribution is made on your behalf and the enrollment form is not in order, we will place the contribution into one of two money market options until the paperwork is complete. The two money market options are:

  If the Contractholder has purchased only a VCA 2 Contract or a VCA 2 Contract together with either a group variable annuity contract issued through Prudential’s MEDLEY Program or unaffiliated mutual funds, then the initial contribution will be invested in The Prudential Variable Contract Account-11 within Prudential’s MEDLEY Program.
  If the Contractholder has purchased a VCA 2 Contract as well as shares of a money market fund, the initial contribution will be invested in that money market fund.

In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the investment in the money market option. The redemption proceeds plus any earnings will be paid to the Contractholder. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.

The Unit Value

Unit Value is determined each business day by multiplying the previous day’s Unit Value by the “gross change factor” for the current business day and reducing this amount by the daily equivalent of the investment management and mortality and expense risk charges. The gross change factor for VCA 2 is determined by dividing the current day’s net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day’s net assets.

Withdrawal of Contributions

Because the Contract is intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. Under Section 403(b) of the Internal Revenue Code, contributions made from a Participant’s own salary (before taxes) cannot be withdrawn unless the Participant is at least 59½ years old, no longer works for his or her employer, becomes disabled or dies. (Contributions made from your own salary after December 31, 1988 may sometimes be withdrawn in the case of hardship, but you need to check your particular retirement arrangements.) Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.

If your retirement arrangement permits, you may withdraw at any time the dollar value of all of your VCA Units as of
December 31, 1988.

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Spousal Consent. Under certain retirement arrangements, ERISA requires that married Participants must obtain their spouses’ written consent to make a withdrawal request. The spouse’s consent must be notarized or witnessed by an authorized plan representative.

Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under the Contract.

Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in Good Order, we will pay you the redemption amount within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances—for example, when the New York Stock Exchange is closed or trading is restricted.

Prudential may also delay payment of redemption proceeds in order to obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and Prudential will not process it until we receive such information from your employer.

Systematic Withdrawal Plan

If you are at least 59½ years old, you may be able to participate in the Systematic Withdrawal Plan. Participants under the age of 59½ may also be able to participate in the Systematic Withdrawal Plan if they no longer work for the Contractholder. Regardless of your age, participation in this program may be restricted by your retirement arrangement. Please consult your Contract documents.

Receiving payments under the systematic withdrawal plan may have significant tax consequences and participants should consult with their tax adviser before signing up.

Generally, amounts you withdraw under the Systematic Withdrawal Plan will be taxable at ordinary income tax rates. In addition, if you have not reached age 59½, the withdrawals will generally be subject to a 10% premature distribution penalty tax. Withdrawals you make after the later of (i) age 70½ or (ii) your retirement, must satisfy certain required minimum distribution rules. Withdrawals by beneficiaries must also meet certain required minimum distribution rules. Qualified withdrawals from a Roth 403(b) account are not subject to income tax.

Plan enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse’s consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form or equivalent electronic means, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of VCA 2 during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form (or equivalent electronic means) which we will provide to you on request.

Termination of Systematic Withdrawal Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.

Additional Contributions. If you have elected to participate in the Systematic Withdrawal Plan, contributions may still be made on your behalf. These contributions will be subject to the sales charge, so you should carefully consider the effect of these charges while making withdrawals at the same time.

Non-Prudential Recordkeepers. If the Contractholder or some other organization provides recordkeeping services for your Contract, different procedures under the Systematic Withdrawal Plan may apply.

Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to your Contract documents if this applies to you.

14	The Prudential Variable Contract Account-2

Death Benefits

In the event a Participant dies before the accumulation period under a Contract is completed, a death benefit will be paid to the Participant’s designated beneficiary. The death benefit will equal the value of the Participant’s Units (less the full annual administration charge) on the day we receive the claim in Good Order.

Payment Methods. You, the Participant, can elect to have the death benefit paid to your beneficiary in one cash sum, as systematic withdrawals, as a variable annuity, or a combination of the three, subject to the required minimum distribution rules of Section 401(a)(9) of the Internal Revenue Code described below. If a Participant does not make an election, his or her beneficiary must choose from these same three options (or a combination) before the later to occur of: the first anniversary of the Participant’s death or two months after Prudential receives due proof of the Participant’s death. For benefits accruing before December 31, 1986, Internal Revenue regulations require that a designated beneficiary must begin to receive payments no later than the earlier of
(1) December 31 of the calendar year during which the fifth anniversary of the Participant’s death occurs or (2) December 31 of the calendar year in which annuity payments would be required to begin to satisfy the minimum distribution requirements described below. As of such date the election must be irrevocable and must apply to all subsequent years. However, if the election includes systematic withdrawals, the beneficiary may terminate them and receive the remaining balance in cash (or effect an annuity with it) or change the frequency, size or duration of the systematic payments.

If your spouse is the sole designated beneficiary, they have an option to roll death benefits into an IRA in their own name.

As of 2007, non-spouse beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a §457 governmental plan, a §403(b) TDA or an IRA. For plan years beginning after December 31, 2009, employer plans are required to be amended to permit such rollovers. The IRA receiving the death benefit must be titled and treated as an “inherited IRA”. A non-spouse beneficiary may also roll death benefits to an “inherited Roth IRA”, subject to the income limits for Roth conversions. The Required Minimum Distribution rules regarding non-spouse beneficiaries continue to apply.

Required Minimum Distribution Rules. Benefits accruing after December 31, 1986 under a Section 403(b) annuity contract are subject to required minimum distribution rules. These specify the time when payments must begin and the minimum amount that must be paid annually. Generally, when a Participant dies before we have started to make benefit payments, we must pay out the death benefit entirely by December 31 of the calendar year including the fifth anniversary of the Participant’s date of death. Or, the beneficiary may select an annuity under option 1, 2 or 4 described in the Available Forms of Annuity Sections below, with the payments to begin as of December 31 of the calendar year immediately following the calendar year in which the Participant died (or, if the Participant’s spouse is the designated beneficiary, December 31 of the calendar year in which the Participant would have become 70 1 /2 years old, if that year is later). Options 3 and 5 described in the Available Forms of Annuity Section below may not be selected under these rules. In addition, the duration of any period certain annuity may not exceed the beneficiary’s life expectancy as determined under IRS tables. If the amount distributed to a beneficiary for a calendar year is less than the required minimum amount, a federal excise tax is imposed equal to 50% of the amount of the underpayment.

Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions were suspended for 2009 for IRAs and certain defined contribution plans and resume in 2010.

If the beneficiary elects to receive full distribution by December 31 of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31 of the six year anniversary of the date of death.

ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” This is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the value of the Participant’s Units as of the date of the Participant’s death. In these cases, the spouse may waive the benefit in a form allowed by ERISA and relevant Federal regulations. Generally, it must be in a writing which is notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in Good Order, 50% of the value of the Participant’s Units will be paid to the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.

Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See “The Annuity Period—Available Forms of Annuity,” below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.

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Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant’s Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the minimum distribution rules described below.

Until Pay-out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.

Discontinuance of Contributions

A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. In addition, any Participant may stop contributions made on his or her behalf.

We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 90 days’ notice to the Contractholder.

If contributions on your behalf have been stopped, you may either keep your Units in VCA 2 or elect any of the options described under “Transfer Payments,” below.

Continuing Contributions Under New Employer

If you become employed by a new employer, and that employer is eligible to provide tax deferred annuities, you may be able to enter into a new agreement with your new employer which would allow you to continue to participate under the Contract. Under that agreement, the new employer would continue to make contributions under the Contract on your behalf. We can only accept contributions if we have entered into an information-sharing agreement or its functional equivalent, with your new employer or its agent.

Transfer Payments

Unless your Contract specifically provides otherwise, you can transfer all or some of your VCA 2 Units to a fixed dollar annuity contract issued under Prudential’s Group Tax Deferred Annuity Program. To make a transfer, you need to provide us with a completed transfer request in a permitted form, including a properly authorized telephone or Internet transfer request (see below). There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you. Different procedures may apply if your Contract has a recordkeeper other than Prudential.

You may also make transfers into your VCA 2 account from a fixed dollar annuity contract issued under Prudential’s Group Tax Deferred Annuity Program or from a similar group annuity contract issued by Prudential to another employer. When you make transfers into your VCA 2 account no sales charges are imposed. Because your retirement arrangements or the contracts available under your arrangements may contain restrictions on transfers, you should consult those documents. For example, some contracts and retirement plans provide that amounts transferred to VCA 2 from the fixed dollar annuity may not be transferred within the following 90 days to an investment option deemed to be “competing” with the fixed dollar annuity contract. Prudential reserves the right to limit how many transfers you may make in any given period of time.

Processing Transfer Requests. On the day we receive your transfer request in Good Order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in the fixed-dollar annuity contract. The value of the Units redeemed will be determined by dividing the amount transferred by the Unit Value for that day for VCA 2.

Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer a Participant’s Units in VCA 2 to a designated alternate funding agency. We will notify each Participant with Units of the Contractholder’s request. A Participant may then choose to keep his or her Units in VCA 2 or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in VCA 2. If you choose to transfer your VCA 2 Units to the alternate funding agency, your VCA 2 account will be closed on the “transfer date” which will be the later to occur of:

  a date specified by the Contractholder, or
  90 days after Prudential receives the Contractholder’s request.

16	The Prudential Variable Contract Account-2

At the same time, all of the VCA 2 Units of Participants who have elected to go into the alternate funding agency will be transferred to a liquidation account (after deducting the full annual administration charge for each Participant). Each month, beginning on the transfer date, a transfer will be made from the liquidation account to the alternate funding agency equal to the greater of:

  $2 million, or
  3% of the value of the liquidation account as of the transfer date.

When this happens, Units in the liquidation account will be canceled until there are no more Units.

Requests, Consents and Notices

The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com/online/retirement, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be authorized by you.

During times of extraordinary economic or market changes, telephone or other electronic and other instructions may be difficult to implement.

Some state retirement programs, or Contractholders, may not allow these privileges or allow them only in modified form.

Prudential Mutual Funds

We may offer certain Prudential mutual funds as an alternative investment vehicle for existing VCA 2 Contractholders. These funds, like VCA 2, are managed by PI. If the Contractholder elects to make one or more of these funds available, Participants may direct new contributions to the funds.

Exchanges. Prudential may also permit Participants to exchange some or all of their VCA 2 Units for shares of Prudential mutual funds without imposing any sales charges. In addition, Prudential may allow Participants to exchange some or all of their shares in Prudential mutual funds for VCA 2 Units. No sales charge is imposed on these exchanges or subsequent withdrawals. Before deciding to make any exchanges, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do not have the same features as the VCA 2 Contract.

Offer Period. Prudential will determine the time periods during which these exchange rights will be offered. In no event will these exchange rights be offered for a period of less than 60 days. Any exchange offer may be terminated, and the terms of any offer may change.

Annual Administration Fee. If a Participant exchanges all of his or her VCA 2 Units for shares in the Prudential mutual funds, the annual administration fee under the Contract may be deducted from the Participant’s mutual fund account.

Taxes. Generally, there should be no adverse tax consequences if a Participant elects to exchange amounts in the Participant’s current VCA 2 account(s) for shares of Prudential mutual funds or vice versa. Exchanges from a VCA 2 account to a Prudential mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, exchanges from a Prudential mutual fund to a VCA 2 account will be effected from a

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403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under VCA 2.

Discovery Select™ Group Retirement Annuity

Certain Participants may be offered an opportunity to exchange their VCA 2 Units for interests in Discovery Select Group Retirement Annuity (Discovery Select), which offers 21 different investment options. The investment options available through Discovery Select are described in the Discovery Select prospectus and include both Prudential and non-Prudential funds.

For those who are eligible, no charge will be imposed upon transfer into Discovery Select, however, Participants will become subject to the charges applicable under that annuity. Generally, there should be no adverse tax consequences if a Participant elects to exchange VCA 2 Units for interests in Discovery Select.

A copy of the Discovery Select prospectus can be obtained at no cost by calling 1-877-778-2100.

Modified Procedures

Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different procedures than those described in this prospectus. For example, they may require that transfer and withdrawal requests be sent to the recordkeeper rather than Prudential. For more information, please refer to your Contract documents.

ANNUITY PERIOD

Variable Annuity Payments

The annuity payments you receive under the Contract once you reach the income phase will depend on the following factors:

  the total value of your VCA 2 Units on the date the annuity begins, the taxes on annuity considerations as of the date the annuity begins, the schedule of annuity rates in the Contract, and
  the investment performance of VCA 2 after the annuity has begun.

The annuitant will receive the value of a fixed number of Annuity Units each month. Changes in the value of the Units, and thus the amount of the monthly payment, will reflect investment performance after the date on which the income phase begins.

Electing the Annuity Date and the Form of Annuity

If permitted under federal tax law and your Contract, you may use all or any part of your VCA 2 Units to purchase a variable annuity under the Contract. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you. You may also be able to purchase a fixed dollar annuity if you have a companion fixed dollar contract.

The Retirement Equity Act of 1984 requires that a married Participant under certain types of retirement arrangements must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. The spouse’s consent must be signed, and notarized or witnessed by an authorized plan representative.

If the dollar amount of your first monthly annuity payment is less than the minimum specified in the Contract, we may decide to make a withdrawal payment to you instead of an annuity payment. If we do so, all of the Units in your VCA 2 account will be withdrawn as of the date the annuity was to begin.

Available Forms of Annuity

Option 1 —Variable life annuity . If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. However, no payments will be made after you pass away. It is possible under this type of annuity to receive only one annuity payment. For this reason, this option is generally best for someone without dependents who wants higher income during his or her lifetime.

Option 2 —Variable life annuity with payments certain . If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a minimum number of monthly payments that will be made—120 or 180—so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period.

18	The Prudential Variable Contract Account-2

Option 3 —Variable joint and survivor annuity . If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime. When you purchase this type of annuity you will be asked to set the percentage of the monthly payment—for example, 33% or 66% or 100%—you want paid to the contingent annuitant for the remainder of his or her lifetime.

Option 4 —Variable annuity certain . If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Options 1, 2 and 3, these payments will only be paid for 120 months. If you pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period. If you outlive the specified time period, you will no longer receive any annuity payments. Because Prudential does not assume any mortality risk, no mortality risk charges are made in determining the annuity purchase rates for this option.

Option 5 — Variable joint and survivor annuity with 120 payments certain . If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime. Your contingent annuitant will receive monthly payments in the same amount as the monthly payments you have received for a period of 120 months. You also set the percentage of the monthly payment—for example, 33% or 66% or even 100%—you want paid to the contingent annuitant for the remainder of his or her lifetime the 120 month period.

If both you and the contingent annuitant pass away during the 120 month period, payments will be made to the properly designated beneficiary for the rest of that period.

If the dollar amount of the first monthly payment to a beneficiary is less than the minimum set in the Contract, or the beneficiary named under Options 2, 4 and 5 is not a natural person receiving payments in his or her own right, Prudential may elect to pay the commuted values of the unpaid payments certain in one sum.

With respect to benefits accruing after December 31, 1986, the duration of any period certain payments may not exceed the life expectancy of the Participant (or if there is a designated beneficiary, the joint life and last survivor expectancy of the Participant and the designated beneficiary as determined under Internal Revenue Service life expectancy tables). In addition, proposed Internal Revenue Service regulations limit the duration of any period certain payment and the maximum survivor benefit payable under a joint and survivor annuity.

Purchasing the Annuity

Once you have selected a type of annuity, you must submit to Prudential an election in a permitted written (or electronic) form that we will provide or give you access to on request. Unless you pick a later date, the annuity will begin on the first day of the second month after we have received your election in Good Order and you will receive your first annuity payment within one month after that.

If it is necessary to withdraw all of your contributions in VCA 2 to purchase the annuity, the full annual administration fee will be charged. The remainder—less any applicable taxes on annuity considerations—will be applied to provide an annuity under which each monthly payment will be the value of a specified number of “Annuity Units.” The Annuity Unit Value is calculated as of the end of each month. The value is determined by multiplying the “annuity unit change factor” for the month by the Annuity Unit Value for the preceding month. The annuity unit change factor is calculated by:

  adding to 1.0 the rate of investment income earned, if any, after applicable taxes and the rate of asset value changes in VCA 2 during the period from the end of the preceding month to the end of the current month, then deducting the rate of the investment management fee for the number of days in the current month (computed at an effective annual rate of 0.125%),and dividing by the sum of 1.00 and the rate of interest for 1½ of a year, computed at the effective annual rate specified in the Contract as the “Assumed Investment Result” (see below).

Assumed Investment Result

To calculate your initial payment, we use an “annuity purchase rate.” This rate is based on several factors, including an assumed return on your investment in VCA 2. If VCA 2’s actual investment performance is better than the assumed return, your monthly payment will be higher. On the other hand, if VCA 2’s actual performance is not as good as the assumed return, your monthly payment will be lower.

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Under each Contract, the Contractholder chooses the assumed return rate. This rate may be 3½%, 4%, 4½%, 5% or 5½%. The return rate selected by the Contractholder will apply to all Participants receiving annuities under the Contract.

The higher the assumed return rate, the greater the initial annuity payment will be. However, in reflecting the actual investment results of VCA 2, annuity payments with a lower assumed return rate will increase faster—or decrease slower—than annuity payments with a higher assumed return rate.

Schedule of Variable Annuity Purchase Rates

The annuity rate tables contained in the Contract show how much a monthly payment will be, based on a given amount. Prudential may change annuity purchase rates. However, no change will be made that would adversely affect the rights of anyone who purchased an annuity prior to the change unless we first receive their approval or we are required by law to make the change.

Deductions for Taxes on Annuity Considerations

Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in the Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment in the Contract to cover such taxes or assessments, if any, when applicable. Not all states impose premium taxes on annuities; however, the rates of those that do currently range from 0.5% to 3.5%.

OTHER INFORMATION

Assignment

The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.

Changes in the Contract

We have the right under the Contract to change the annual administration fee and sales charges. In the event we decide to change the sales charge, the new charge will only apply to contributions made after the change takes place.

The Contract allows us to revise the annuity purchase rates from time to time as well as the mortality and expense risk fees. A Contract may also be changed at any time by agreement of the Contractholder and Prudential—however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.

If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days’ prior notice.

Reports

At least once a year, you will receive a report from us showing the number of your Units in VCA 2. You will also receive annual and semi-annual reports showing the financial condition of VCA 2.

20	The Prudential Variable Contract Account-2

ADDITIONAL INFORMATION

SALE & DISTRIBUTION

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the contracts. PIMS is a wholly owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (FINRA).

We pay the broker-dealer whose registered representatives sell the contract a commission based on a percentage of your purchase payments. From time to time, Prudential Financial or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential Financial or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential Financial-affiliated broker-dealers and independent broker-dealers. Prudential Financial and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with FINRA rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.

FEDERAL TAXATION

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the Contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a “marriage” as a legal union between a man and a woman and a “spouse” as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions, domestic partners or marriages of the same sex. Therefore, we cannot permit a civil union partner , domestic partner or same-sex spouse to continue the annuity upon the death of the first partner under the annuity’s “spousal continuance” provision. Civil union couples, domestic partners and spouses of the same sex should consider that limitation before selecting a spousal benefit under the annuity. You should consult a qualified tax adviser for complete information and advice.

Tax-qualified Retirement Arrangements Using the Contracts

The Contract may be used with retirement programs governed by Internal Revenue Code Section 403(b) (Section 403(b) plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contract are complex and you are advised to consult a qualified tax adviser.

  Contributions. In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Contributions to a Roth 403(b), if offered by your employer, are not deductible.
  Earnings. Federal income tax is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal of such earnings.
  Distribution or Withdrawal. When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments under a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income. Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. Participants contemplating a withdrawal should consult a qualified tax adviser. In addition, federal tax laws impose restrictions on withdrawals from Section 403(b) annuities. This limitation is discussed in the “Withdrawal of Contributions,” above. Qualified distributions from a Roth 403(b) account are federal income tax free. Withdrawals of contributions made to a Roth 403(b) account are never subject to income tax.
  Minimum Distribution Rules. In general, distributions from a Section 403(b) plan that are attributable to benefits accruing after December 31, 1986 must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which you attain age 70½ or (2) you retire. Amounts accruing on or before December 31, 1986, while not generally subject to this minimum distribution requirement, may be required to be distributed by a certain age under other federal tax rules.
  Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary. To the extent you elect to receive distributions as systematic withdrawals rather than under an annuity option, minimum distributions during your lifetime must be made in accordance with a uniform distribution table set out in IRS proposed regulations. Distributions to beneficiaries are also subject to minimum distribution rules. If you die before your entire interest in your Contract has been distributed, your remaining interest must be distributed within a certain time period. If distributions under an annuity option had already begun prior to

21

  your death, payments to the contingent annuitant or beneficiary must continue in accordance with the terms of that annuity option. Otherwise, distribution of the entire remaining interest generally must be made as periodic payments beginning no later than December 31 of the calendar year following your year of death, and continuing over a period based on the life expectancy of the designated beneficiary (or if there is no designated beneficiary and you die after your Required Beginning Date, over a period equal to your life expectancy as calculated immediately prior to your death). If your death occurs prior to your Required Beginning Date, the minimum distribution rules may also be satisfied by the distribution of your entire remaining interest by December 31 of the calendar year containing the fifth anniversary of your death.
  Special rules apply where your spouse is your designated beneficiary. If you or your beneficiary does not meet the minimum distribution requirements, an excise tax applies.

Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions were suspended for 2009 for IRAs and certain defined contribution plans and resume in 2010. If the beneficiary elects to receive full distribution by December 31 of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31 of the six year anniversary of the date of death.

Special Considerations Regarding Exchanges or Other Transactions Involving 403(b) Arrangements

IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.

In addition, in order to comply with the regulations, we will only process certain transactions (e.g, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if the Participant requests one of these transactions we will not consider this request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

WITHHOLDING

Withholding

Certain distributions from Section 403(b) plans, which are not directly rolled over or transferred to another eligible retirement plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (b) distributions for a specified period of 10 years or more; (c) distributions required as minimum distributions; or (d) hardship distributions.

DEATH BENEFITS

In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes.

TAXES ON PRUDENTIAL

Although VCA-2 is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the separate account are taxed as part of the operations of Prudential. No charge is being made currently against the separate account for company federal income taxes. Prudential will review the question of a charge to the separate account for company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Contractholders because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges paid under the contract. We reserve the right to change these tax practices.

22	The Prudential Variable Contract Account-2

VOTING RIGHTS

VCA 2 may call meetings of persons having voting rights, just like mutual funds have shareholder meetings. Under most 403(b) plans, Participants have the right to vote. Under some plans, the Contractholder has the right to vote.

Meetings are not necessarily held every year. VCA 2 Participant meetings may be called to elect Committee Members, vote on amendments to the investment management agreement, and approve changes in fundamental investment policies. Under the Rules and Regulations of VCA 2, a meeting to elect Committee Members must be held if less than a majority of the Members of a Committee have been elected by Participants/Contractholders.

As a VCA 2 Participant/Contractholder, you are entitled to the number of votes that equals the total dollar amount of your Units. To the extent Prudential has invested its own money in VCA 2, it will be entitled to vote on the same basis as other Participants/Contractholders. Prudential’s votes will be cast in the same proportion that the other Participants/Contractholders vote—for example, if 25% of the Participants/Contractholders who vote are in favor of a proposal, Prudential will cast 25% of its votes in favor of the proposal.

LITIGATION

Prudential (the Company) is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and proscribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance (“NYDOI”) has requested that 172 life insurers (including the Company) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified the Company that it intends to conduct an audit of the Company’s compliance with New York’s unclaimed property laws. The Minnesota Attorney General has also requested information regarding the Company’s use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures.

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From July 2010 to December 2010, four purported nationwide class actions were filed challenging the use of retained asset accounts to settle death benefit claims of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs (“VA Contract”) that covers the lives of members and veterans of the U.S. armed forces. In 2011, the cases were consolidated in the United States District Court for the District of Massachusetts by the Judicial Panel for Multi-District Litigation as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation. The consolidated complaint alleges that the use of the retained assets accounts that earn interest and are available to be withdrawn by the beneficiary, in whole or in part, at any time, to settle death benefit claims is in violation of federal law, and asserts claims of breach of contract, breaches of fiduciary duty and the duty of good faith and fair dealing, fraud and unjust enrichment and seeks compensatory and punitive damages, disgorgement of profits, equitable relief and pre and post-judgment interest. In March 2011, the motion to dismiss was denied. In January 2012, plaintiffs filed a motion to certify the class.

In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, the Company’s motion for judgment on the pleadings was denied.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint was brought on behalf of Nevada beneficiaries of individual life insurance policies for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts. The complaint alleges that by failing to disclose material information about the accounts, the Company wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and pre and post-judgment interest. In February 2011, plaintiff appealed the dismissal to the Nevada Supreme Court. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed. In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts. In March 2011, the complaint was amended to drop the Company as a defendant and add Pruco Life Insurance Company as a defendant and is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In November 2011, the complaint was dismissed. In December 2011, plaintiffs appealed the dismissal.

In July 2010, the Company, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, the Company received a similar request for information from the State of Connecticut Attorney General’s Office. The Company is cooperating with these investigations. The Company has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation and adverse publicity.

In February 2011, a fifth amended complaint was filed in the United States District Court for the District of New Jersey in Clark v. Prudential Insurance Company. The complaint brought on behalf of a purported class of California, Indiana, Ohio and Texas residents who purchased individual health insurance policies alleges that Prudential Insurance failed to disclose that it had ceased selling this type of policy in 1981 and that, as a result, premiums would increase significantly. The complaint alleges claims of fraudulent misrepresentation and omission, breach of the duty of good faith and fair dealing, and California’s Unfair Competition Law and seeks compensatory and punitive damages. The matter was originally filed in 2008 and certain of the claims in the first four complaints were dismissed.

In April 2009, Schultz v. The Prudential Insurance Company of America, a purported nationwide class action on behalf of participants claiming disability benefits under certain employee benefit plans insured by Prudential, was filed in the United States District Court for the Northern District of Illinois. As amended, the complaint alleges that Prudential Insurance and the defendant plans violated ERISA by characterizing family Social Security benefits as “loss of time” benefits that were offset against Prudential contract benefits. The complaint seeks a declaratory judgment that the offsets were improper, damages and other relief. The Company has agreed to indemnify the named defendant plans. In April 2011, Schultz was dismissed with prejudice, and plaintiffs appealed to the Seventh Circuit Court of Appeals. The appeal has been argued and is submitted for decision.

24	The Prudential Variable Contract Account-2

From November 2002 to March 2005, eleven separate complaints were filed against the Company and the law firm of Leeds Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 235 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. The Company participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. The remaining 42 plaintiffs continue to pursue their individual lawsuits, and have filed offers of judgment totaling approximately $90 million. In February 2012, the court granted summary judgment against two of the remaining plaintiffs.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. The Company’s consolidated financial statements, and the results of the Retirement segment included in the Company’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law. In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to sub-prime investments, resulting in significant investor losses in mid-2007. Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million. By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims. At the same time, State Street moved for summary judgment on PRIAC’s complaint. In March 2011, the district court denied State Street’s motion for summary judgment and denied in part and granted in part PRIAC’s motion for partial summary judgment on State Street’s counterclaims. In October 2011, the court held a bench trial to determine whether State Street had breached its fiduciary duty to PRIAC’s plan clients. In February 2012, the court issued a decision holding that State Street breached its fiduciary duty to the plans under ERISA to manage the investment funds prudently and to diversify them. The court held that PRIAC did not prove that State Street breached its duty of loyalty to the plans under ERISA. The court held that State Street’s breaches caused the plans’ losses in the amount of $76.7 million and, after crediting State Street for an earlier payment, awarded $28.1 million in damages in addition to the amount previously recovered as a result of the SEC settlement. The court has not yet ruled on State Street’s counterclaims and has reserved judgment on PRIAC’s requests for pre-judgment interest and attorney’s fees.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that the Company failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February

25

2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs. In July 2010, plaintiffs filed a motion for class certification of the state law claims. In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. The motion for class certification of the state law claims is pending.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

VCA 2 POLICIES

Disclosure of Portfolio Holdings

A description of VCA 2’s policies and procedures with respect to the disclosure of VCA 2’s portfolio securities is described in VCA 2’s Statement of Additional Information.

Frequent Trading

VCA 2 seeks to prevent patterns of frequent purchases and redemptions of VCA 2 Units by Contractholders and Participants. Frequent purchases and sales of VCA 2 Units may adversely affect VCA 2 performance and the interests of long-term investors. When a Contractholder or Participant engages in frequent or short-term trading, VCA 2 may have to sell portfolio securities to have the cash necessary to redeem Units. This can happen when it is not advantageous to sell any securities, so
VCA 2’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because VCA 2 cannot predict how much cash it will have to invest. In addition, if VCA 2 is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, VCA 2 may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain Contractholders and Participants may cause dilution in the value of Units held by other Contractholders and Participants. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share or unit prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share or unit price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for an investor’s frequent trading strategy.

VCA 2 does not knowingly accommodate or permit frequent trading, and the VCA 2 Committee has adopted policies and procedures designed to discourage or prevent frequent trading activities by Contractholders and Participants.

We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option (such as VCA 2) within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to this criteria.

In light of the risks posed by market timing/excessive trading to Participants and other investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by a fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading (your retirement plan may include investment options other than VCA 2 which are mutual funds or are other contracts that include underlying funds). In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

  Warning. Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.
  Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contractholder’s adoption of Prudential’s Market Timing/ Excessive Trading policy, if otherwise

26	The Prudential Variable Contract Account-2

  required by the policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or facsimile for all investment options available to the Participant. In such case, the Participant will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant recordkeeping. In those cases, the Contractholder or a third party administrator maintains the individual Participant records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors.

Contractholders and Participants seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of VCA 2 to prevent such trading, there is no guarantee that VCA 2 or Prudential will be able to identify these Contractholders and Participants or curtail their trading practices. VCA 2 does not have any arrangements intended to permit trading of its Units in contravention of the policies described above.

OTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the SEC with respect to the Contract. This prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC’s principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.

For further information, you may also contact Prudential’s office at the address or telephone number on the cover of this prospectus.

A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-877-778-2100.

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TABLE OF CONTENTS: STATEMENT OF ADDITIONAL INFORMATION

Table of Contents — Statement of Additional Information

Investment Management & Administration of VCA 2	3
Management & Advisory Arrangements	3
Fundamental Investment Restrictions Adopted by VCA 2	7
Non-Fundamental Investment Restrictions adopted by VCA 2	8
Investment Restrictions Imposed by State Law	8
Additional Information About Financial Futures Contracts	9
Additional Information About Options	11
Forward Foreign Currency Exchange Contracts	14
Interest Rate Swap Transactions	14
Loans of Portfolio Securities	15
Portfolio Turnover Rate	16
Portfolio Brokerage and Related Practices	16
Custody of Securities & Securities Lending Agent	17

The VCA 2 Committee and Officers	18
Management of VCA 2	18

Policies of VCA 2	25
Proxy Voting & Recordkeeping	25
Disclosure of Portfolio Holdings	26

Information About Prudential	28
Executive Officers and Directors of The Prudential Insurance Company of America	28

Sale of Group Variable Annuity Contracts	31
Information About Contract Sales	31

Financial Statements	32
Financial Statements of VCA 2	32
Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries	33

28	The Prudential Variable Contract Account-2

FINANCIAL HIGHLIGHTS

INTRODUCTION

The following financial highlights for the years ended December 31, 2011, 2010, 2009, 2008, 2007, 2006, 2005, 2004 and 2003 were derived from financial statements audited by KPMG LLP, independent registered public accounting firm, whose reports on those financial statements were unqualified. The financial highlights for each of the years prior to and including the year ended December 31, 2003 have been audited by another independent registered public accounting firm, whose report thereon was also unqualified. The information set out below should be read together with the financial statements and related notes that also appear in VCA 2’s Annual Report which is available, at no charge, as described on the back cover of this prospectus.

Financial Highlights for VCA 2: Income and Capital Changes per Accumulation Unit* (For an Accumulation Unit Outstanding Throughout the Period)
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Investment Income	$.5578	$.5760	$.4604	$.6104	$.6673	$.5815	$.4098	$.4502	$.3116	$.2859
Expenses
Investment Management Fee	(.0488)	(.0440)	(.0360)	(.0435)	(.0526)	(.0453)	(.0380)	(.0331)	(.0269)	(.0268)
Assuming Mortality & Expense Risks	(.1463)	(.1320)	(.1080)	(.1305)	(.1576)	(.1357)	(.1140)	(.0991)	(.0805)	(.0803)
Net Investment Income	.3627	.4000	.3164	.4364	.4571	.4005	.2578	.3180	.2042	.1788

Capital Changes
Net realized and unrealized gain (loss) on investment transactions	(3.1568)	3.8198	11.1266	(18.6595)	1.9976	4.7880	5.5122	2.2629	6.5932	(5.6931)
Net Increase (Decrease) in Accumulation Unit Value	(2.7941)	4.2198	11.4430	(18.2231)	2.4547	5.1885	5.7700	2.5809	6.7974	(5.5143)

Accumulation Unit Value
Beginning of Year	39.3895	35.1697	23.7267	41.9498	39.4951	34.3066	28.5366	25.9557	19.1583	24.6726
End of Year	$36.5954	$39.3895	$35.1697	$23.7267	$41.9498	$39.4951	$34.3066	$28.5366	$25.9557	$19.1583
Total Return**	(7.09)%	12.00%	48.23%	(43.44)%	6.22%	15.12%	20.22%	9.94%	35.48%	(22.35)%
Ratio of Expenses to Average Net Assets***	.50%	.50%	.50%	.50%	.50%	.50%	.50%	.50%	.50%	.50%
Ratio of Average Net Investment Income to Average Net Assets***	.92%	1.14%	1.10%	1.24%	1.09%	1.10%	.84%	1.20%	.95%	.83%
Portfolio Turnover Rate	56%	70%	63%	81%	63%	55%	51%	62%	62%	71%
Number of Accumulation Units Outstanding For Participants at end of year (000 omitted)	6,219	7,271	8,074	8,807	10,240	11,081	12,012	12,923	13,830	14,636

* Calculated by accumulating the actual per unit amounts daily.

** Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting princples.

*** These calculations exclude PICA’s equity in VCA 2.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

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For More Information

Additional information about VCA 2 can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI) (incorporated by reference into this prospectus)

Annual Report (including a discussion of market conditions and strategies that significantly affected VCA 2’s performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about VCA 2: Call toll-free 1-877-778-2100 or Write to The Prudential Variable Contract Account 2 c/o Prudential Retirement Services, 30 Scranton Office Park, Scranton, PA 18507-1789

You can also obtain copies of VCA 2 documents from the Securities and Exchange Commission website: http://www.sec.gov.

SEC File No. 811-01612

PRUDENTIAL INVESTMENTS » MUTUAL FUNDS

The Prudential Variable Contract Account-2

STATEMENT OF ADDITIONAL INFORMATION • MAY 1, 2012

Group tax-deferred variable annuity contracts issued through The Prudential Variable Contract Account-2 (VCA 2) are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Section 403(b) of the Internal Revenue Code of 1986, as amended. Contributions made on behalf of Participants are invested in VCA 2, a separate account primarily invested in common stocks.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2012, which is available without charge upon written request to The Prudential Insurance Company of America, c/o Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789, or by telephoning 1-877-778–2100.

3	INVESTMENT MANAGEMENT & ADMINISTRATION OF VCA 2
3	MANAGEMENT & ADVISORY ARRANGEMENTS
7	FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 2
8	NON-FUNDAMENTAL RESTRICTIONS ADOPTED BY VCA 2
8	INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW
9	ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS
11	ADDITIONAL INFORMATION ABOUT OPTIONS
14	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
14	INTEREST RATE SWAP TRANSACTIONS
15	LOANS OF PORTFOLIO SECURITIES
16	PORTFOLIO TURNOVER RATE
16	PORTFOLIO BROKERAGE AND RELATED PRACTICES
17	CUSTODY OF SECURITIES & SECURITIES LENDING AGENT
18	THE VCA 2 COMMITTEE AND OFFICERS
18	MANAGEMENT OF VCA 2
25	POLICIES OF VCA 2
25	PROXY VOTING & RECORDKEEPING
26	DISCLOSURE OF PORTFOLIO HOLDINGS
28	INFORMATION ABOUT PRUDENTIAL
28	EXECUTIVE OFFICERS AND DIRECTORS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
31	SALE OF GROUP VARIABLE ANNUITY CONTRACTS
31	INFORMATION ABOUT CONTRACT SALES
32	FINANCIAL STATEMENTS
32	FINANCIAL STATEMENTS OF VCA 2

INVESTMENT MANAGEMENT & ADMINISTRATION OF VCA 2

MANAGEMENT & ADVISORY ARRANGEMENTS

The Manager of VCA 2 is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI serves as manager to all of the other investment companies that, together with VCA 2, comprise the Prudential mutual funds. As of December 31, 2011, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $160.5 billion.

PI is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial).

Pursuant to a Management Agreement with VCA 2 (the Management Agreement), PI, subject to the supervision of the VCA 2 Committee and in conformity with the stated policies of VCA 2, manages both the investment operations of VCA 2 and the composition of VCA 2’s portfolio, including the purchase, retention disposition and loan of securities and other assets. PI is obligated to keep certain books and records of the Account in connection therewith. PI has hired a subadviser to provide investment advisory services to VCA 2. PI also administers VCA 2’s corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank & Trust Company, VCA 2’s custodian (the Custodian). The management services of PI to VCA 2 are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

During the term of this Agreement for VCA 2, PI bears the following expenses:

(a) the salaries and expenses of all Committee members, officers, and employees of VCA 2, and PI,

(b) all expenses incurred by PI in connection with managing the ordinary course of VCA 2’s business, other than those assumed by VCA 2 herein,

(c) the costs and expenses payable to a Subadviser pursuant to a Subadvisory Agreement,

(d) the registration of VCA 2 and its shares of capital stock for the offer or sale under federal and state securities laws,

(e) the preparation, printing and distribution of prospectuses for VCA 2, and advertising and sales literature referring to VCA 2 for use and offering any security to the public,

(f) the preparation and distribution of reports and acts of VCA 2 required by and under federal and state securities laws,

(g) the legal and auditing services that may be required by VCA 2,

(h) the conduct of annual and special meetings of persons having voting rights, and (i)the custodial and safekeeping services that may be required by VCA 2.

VCA 2 assumes and will pay the expenses described below:

(a) brokers’ commissions, issue or transfer taxes and other charges and fees directly attributable to VCA 2 in connection with its securities and futures transactions,

(b) all taxes and corporate fees payable by VCA 2 to federal, state or other governmental agencies,

(c) the cost of fidelity, Committee members’ and officers’ and errors and omissions insurance,

(d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of VCA 2’s business, and

(e) any expenses assumed by VCA 2 pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule12b-1 under the Investment Company Act of 1940, as amended (1940 Act, or Investment Company Act).

VCA 2 pays a fee to PI for the services performed and the facilities furnished by PI computed daily and payable monthly, at an annual rate of 0.125% of the average daily net assets of the Account. The table below sets forth the fees received by PI from VCA 2 during the three most recent fiscal years.

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The Management Agreement provides that the Manager shall not be liable to VCA 2 for any error of judgment by the Manager or for any loss sustained by VCA 2 except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damage will be limited as provided in the Investment Company Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Agreement provides that it shall terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either the Manager or VCA 2 (by the Committee Members or vote of a majority of the outstanding voting securities of VCA 2, as defined in the Investment Company Act) upon not more than 60 days’ nor less than 30 days’ written notice.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of VCA 2. Fee waivers and subsidies will increase VCA 2’s total return. These voluntary waivers may be terminated at any time without notice.

PI has entered into a Subadvisory Agreement with Jennison Associates LLC (Jennison). The Subadvisory Agreement provides that Jennison furnish investment advisory services in connection with the management of VCA 2. In connection therewith, Jennison is obligated to keep certain books and records of VCA 2. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison’s performance of those services. Pursuant to the Subadvisory Agreement, PI compensates Jennison at an annual the rate of 0.125% of the Fund’s average daily net assets, which represents the entire management fee paid to PI. The table below sets forth the subadvisory fee amounts received by Jennison from PI for the three most recent fiscal years.

The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by VCA 2, or Jennison, upon not less than 30 days’ nor more than 60 days’ written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

Management & Subadvisory Fees Paid
	2011	2010	2009
Management Fees Paid to PI	$345,619	$344,129	$310,897
Subadvisory Fees Paid to Jennison	$345,619	$344,129	$310,897

VCA 2 operates under a manager-of-managers structure. PI is authorized to select (with approval of the Committee’s independent members) one or more subadvisers to handle the actual day-to-day investment management of the Account. PI monitors each subadviser’s performance through quantitative and qualitative analysis and periodically reports to the Committee as to whether each subadviser’s agreement should be renewed, terminated or modified. It is possible that PI will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PI is also responsible for allocating assets among the subadvisers if the Account has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Account’s assets, and PI can change the allocations without Committee or shareholder approval. Participants will be notified of any new subadvisers or materially amended subadvisory agreements.

The manager-of-managers structure operates under an order issued by the Securities and Exchange Commission (SEC). The current order permits us to hire or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential. The current order imposes the following conditions:

1. PI will provide general management and administrative services to VCA 2 (the Account) including overall supervisory responsibility for the general management and investment of the Account’s securities portfolio, and, subject to review and approval by the Board, will (a) set the Account’s overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate the Account’s assets among its subadvisers in those cases where the Account has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Account’s investment objectives, policies, and restrictions.

2. Before the Account may rely on the order, the operation of the Account in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Account whose public participants purchased units on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of units of such Account to the public.

The Prudential Variable Contract Account-2 4

3. The Account will furnish to participants all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in the Account’s subadvisory agreement. The Account will meet this condition by providing participants with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the Exchange Act), as amended, and Schedule14C thereunder. With respect to a newly retained subadviser, or a material change in a subadvisory agreement, this information statement will be provided to shareholders of the Account a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule14A under the Exchange Act.

4. The Account will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

5. No Committee member or officer of the Account or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such Committee member director or officer) any interest in any subadviser except for (i) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

6. PI will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Account or PI other than by reason of serving a subadviser to the Account or other investment companies (an Affiliated Subadviser) without such agreement, including the compensation to be paid thereunder, being approved by the participants of the Account.

7. At all times, a majority of the members of the Committee will be persons each of whom is not an “interested person” of the Account as defined in Section 2(a)(19) of the Investment Company Act (Independent Members), and the nomination of new or additional Independent Members will be placed within the discretion of the then existing Independent Members.

8. When a subadviser change is proposed with an Affiliated Subadviser, the Committee, including a majority of the Independent Members, will make a separate finding, reflected in the Committee’s minutes, that such change is in the best interests of the Account and its participants and does not involve a conflict of interest from which PI or the Affiliated subadviser derives an inappropriate advantage. Prudential is responsible for the administrative and recordkeeping functions of VCA 2 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants’ Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

A daily charge is made which is equal to an effective annual rate of 0.50% of the net asset value of VCA 2½ (0.25%) of this charge is for assuming expense risks; ¼ (0.125%) of this charge is for assuming mortality risks; and ¼ (0.125%) is for investment management services. The table below sets forth the amounts received by Prudential from VCA 2 during the three most recent fiscal years for assuming mortality and expense risks.

There is also an annual administration charge made against each Participant’s accumulation account in an amount which varies with each Contract but which is not more than $30 for any accounting year. The table below sets forth the amounts of annual account charges collected by Prudential from VCA 2 during the three most recent fiscal years.

A sales charge is also imposed on certain purchase payments made under a Contract on behalf of a Participant. The table below sets forth the amounts of sales charges imposed on purchase payments to VCA 2 during the three most recent fiscal years.

The VCA 2 Committee has adopted a Code of Ethics. In addition, PI, Jennison and PIMS have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by VCA 2. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when VCA 2 is making such investments. These Codes of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. These Codes of Ethics are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov, and copies of these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, by writing the Commission’s Public Reference Room, Washington, D.C. 20549-0102.

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Mortality Risk Charges, Annual Administration Charges & Sales Charges Paid
	2011	2010	2009
Mortality Risk Charges	$1,018,146	$1,007,720	$909,258
Annual Administration Charges	$6,247	$6,469	$7,183
Sales Charges	—	—	—

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER. Set forth below is additional information concerning other accounts managed by David A. Kiefer, who serves as the Portfolio Manager for VCA 2. Information furnished is as of December 31, 2011. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Information About Other Accounts Managed by David A. Kiefer
	Registered Investment Companies (Thousands)	Other Pooled Investment Vehicles (Thousands)	Other Accounts (Thousands)(1)	Ownership of Fund Securities
	12 / $12,586,525	6 / $788,344 1 / $7,586 (2)	8 / $941,722	None

(1) Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

(2) The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.

As of December 31, 2011, Mr. Kiefer owned no securities issued by VCA 2. The general public may not invest in VCA-2. Instead VCA-2 investments may be made only by participants under certain retirement arrangements.

The structure of, and method(s) used by Jennison to determine, Mr. Kiefer’s compensation is set forth below:

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors reviewed for the portfolio manager are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio manager:

  One and three year pre-tax investment performance of groupings of accounts relative to market conditions, pre-determined passive indices (the Russell 1000® Value Index and Standard & Poor’s 500 Composite Stock Price Index), and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

The qualitative factors reviewed for the portfolio manager may include:

  Historical and long-term business potential of the product strategies;
  Qualitative factors such as teamwork and responsiveness; and
  Other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

POTENTIAL CONFLICTS OF INTEREST: In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single

The Prudential Variable Contract Account-2 6

client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager’s compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager’s management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager’s compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 2

In addition to the investment objective described in the Prospectus, the following investment restrictions are fundamental investment policies of VCA 2 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

CONCENTRATION IN PARTICULAR INDUSTRIES. VCA 2 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA 2’s total assets, more than 5% of VCA 2’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA 2’s total assets (determined at the time of the investment) would be invested in a single industry.

INVESTMENTS IN REAL ESTATE-RELATED SECURITIES. No purchase of or investment in real estate will be made for the account of VCA 2 except that VCA 2 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers,Inc. automated quotation system (NASDAQ).

INVESTMENTS IN FINANCIAL FUTURES. No commodities or commodity contracts will be purchased or sold for the account of VCA 2 except that VCA 2 may purchase and sell financial futures contracts and related options. Loans. VCA 2 will not lend money, except that loans of up to 10% of the value of VCA 2’s total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be “loans” for this purpose and may be entered into or purchased by VCA 2 in accordance with its investment objectives and policies.

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BORROWING. VCA 2 will not issue senior securities, borrow money or pledge its assets, except that VCA 2 may borrow from banks up to 33⅓ percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 2 may pledge up to 33⅓ percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.

MARGIN. VCA 2 will not purchase securities on margin (but VCA 2 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA 2 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

UNDERWRITING OF SECURITIES. VCA 2 will not underwrite the securities of other issuers, except where VCA 2 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 2 is permitted to make.

CONTROL OR MANAGEMENT OF OTHER COMPANIES. No securities of any company will be acquired for VCA 2 for the purpose of exercising control or management thereof.

NON-FUNDAMENTAL RESTRICTIONS ADOPTED BY VCA 2

The VCA 2 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 2.

INVESTMENTS IN OTHER INVESTMENT COMPANIES. Except as part of a merger, consolidation, acquisition or reorganization, VCA 2 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder; provided, however, that VCA 2 may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.

SHORT SALES. VCA 2 will not make short sales of securities or maintain a short position, except that VCA 2 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.

ILLIQUID SECURITIES. VCA 2 may not invest more than 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 2’s net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investments determined not to be readily marketable. The 15% limit is applied as of the date VCA 2 purchases an illiquid security.

INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW

In addition to the investment objectives, policies and restrictions that VCA 2 has adopted, the Account must limit its investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, the Account will comply, without the approval of Participants or others having voting rights in respect of the Account, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:

1. An Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. “Institution” includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

2. The stock of a corporation may not be purchased unless (i) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (ii) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

The Prudential Variable Contract Account-2 8

3. Any common stock purchased must be (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers’ national price listings of “over-the-counter” securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.

4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of an Account would be invested in the securities of such corporation.

The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA 2 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Account will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Account.

Important Note: Pursuant to permissions granted to VCA 2 by the New Jersey Department of Insurance, VCA 2 may invest in the following securities which would otherwise be impermissible investments for VCA 2 under New Jersey law:

  VCA 2 may invest up to 30% of its total assets in foreign securities traded on United States or Canadian exchanges, or traded on exchanges in foreign markets outside the United States and Canada as specifically identified by the New Jersey Department of Insurance.
  VCA 2 may invest in securities that do not otherwise meet the dividend or earnings requirements of New Jersey law in excess of the 5% limitation set forth above.

Investment limitations may also arise under the insurance laws and regulations of the other states where the Contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios of the Account.

ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS

As described in the Prospectus, VCA 2 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the Prospectus.

VCA 2 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the “initial margin.” Subsequent payments to and from the broker, called the “variation margin,” are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as “marking to the market.”

There are several risks associated with the use of futures contracts for hedging purposes. While VCA 2’s hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA 2 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA 2’s return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.

There can be no assurance that a liquid market will exist at a time when VCA 2 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial

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losses. Lack of a liquid market for any reason may prevent VCA 2 from liquidating an unfavorable position and VCA 2 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

The Prudential Variable Contract Account-2 10

ADDITIONAL INFORMATION ABOUT OPTIONS

As described in the Prospectus, VCA 2 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the Prospectus.

In addition to those described in the Prospectus, options have other risks, primarily related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA 2 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA 2 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA 2 as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

The purchase and sale of over-the-counter (OTC) options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA 2 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA 2 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA 2 originally wrote the OTC option. There can be no assurance that VCA 2 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA 2 may be unable to liquidate an OTC option.

OPTIONS ON EQUITY SECURITIES. VCA 2 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on NASDAQ, or that result from privately negotiated transactions with broker-dealers. A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.

VCA 2 will write only “covered” options on stocks. A call option is covered if: (1) VCA 2 owns the security underlying the option; or (2) VCA 2 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) VCA 2 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA 2 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: (1) VCA 2 deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2)VCA 2 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA 2 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

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VCA 2 may also purchase “protective puts” (i.e., put options acquired for the purpose of protecting a VCA 2 security from a decline in market value). The loss to VCA 2 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA 2 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

VCA 2 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.

VCA 2 may purchase call options for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.

OPTIONS ON DEBT SECURITIES. VCA 2 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

VCA 2 will write only “covered” options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA 2 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

VCA 2 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA 2 will also segregate or deposit for the benefit of VCA 2’s broker cash or other liquid unencumbered assets equivalent to the amount, if any, by which the put is “in the money.” It is contemplated that VCA 2’s use of straddles will be limited to 5% of VCA 2’s net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA 2’s net assets at the time the straddle is written).

VCA 2 may purchase “protective puts” in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA 2 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA 2 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA 2 purchases a put option on an underlying security it owns.

VCA 2 may also purchase call options on debt securities for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

VCA 2 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

VCA 2 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.

OPTIONS ON STOCK INDICES. VCA 2 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or OTC options. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the multiplier). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

The Prudential Variable Contract Account-2 12

VCA 2 will write only “covered” options on stock indices. A call option is covered if VCA 2 follows the segregation requirements set forth in this paragraph. When VCA 2 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. Government securities or other liquid unencumbered assets, or “qualified securities” (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA 2 has not written a stock call option and which has not been hedged by VCA 2 by the sale of stock index futures. When VCA 2 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. Government securities or other liquid unencumbered assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA 2’s holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA 2 will so segregate, escrow, or pledge an amount in cash, U.S. Government securities, or other liquid unencumbered assets equal in value to the difference. In addition, when VCA 2 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government securities or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA 2’s obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

A call option is also covered if VCA 2 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA 2 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

A put option is covered if: (1) VCA 2 holds in a segregated account cash, U.S. Government securities or other liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA 2 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA 2 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

VCA 2 may purchase put and call options on stock indices for hedging or investment purposes.

VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices.

VCA 2 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA 2 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA 2. Price movements in VCA 2’s equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA 2 bears the risk that the price of the securities held by VCA 2 may not increase as much as the index. In such event, VCA 2 would bear a loss on the call which is not completely offset by movement in the price of VCA 2’s equity securities. It is also possible that the index may rise when VCA 2’s securities do not rise in value. If this occurred, VCA 2 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA 2 has written a call, there is also a risk that the market may decline between the time VCA 2 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA 2 is able to sell stocks in its portfolio. As with stock options, VCA 2 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA 2 would be able to deliver the underlying securities in settlement, VCA 2 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

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There are also certain special risks involved in purchasing put and call options on stock indices. If VCA 2 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA 2 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although VCA 2 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

OPTIONS ON FOREIGN CURRENCIES. VCA 2 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA 2’s successful use of options on foreign currencies depends upon the investment manager’s ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.

OPTIONS ON FUTURES CONTRACTS. VCA 2 may enter into certain transactions involving options on futures contracts. VCA 2 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA 2 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 2 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 2 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 2.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA 2 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.

VCA 2 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA 2 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

VCA 2’s successful use of forward contracts depends upon the investment manager’s ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

INTEREST RATE SWAP TRANSACTIONS

VCA 2 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 2 might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not

The Prudential Variable Contract Account-2 14

own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same—to increase or decrease exposure to long- or short-term interest rates. For example, VCA 2 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date. VCA 2 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager’s prediction of interest rate movements is incorrect, VCA 2’s total return will be less than if the Account had not used swaps. In addition, if the counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 2 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

ILLIQUID SECURITIES.

VCA 2 may not invest more than 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 2’s net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investments determined not to be readily marketable. The 15% limit is applied as of the date VCA 2 purchases an illiquid security. It is possible that VCA 2’s holding of illiquid securities could exceed the 15% limit, for example as a result of market developments or redemptions.

VCA 2 may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of VCA 2. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933 and are called Rule 144A securities. Securities determined to be liquid under these procedures are not subject to the 15% limit.

Investments in illiquid securities involve more risks than investments in similar securities that are readily marketable. Illiquid securities may trade at a discount from comparable, more liquid securities. Investment of VCA 2’s assets in illiquid securities may restrict the ability of VCA 2 to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where VCA 2’s operations require cash, such as when VCA 2 has net redemptions, and could result in VCA 2 borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments. Illiquid securities are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by VCA 2 or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by VCA 2 are required to be registered under the securities laws of one or more jurisdictions before being resold, VCA 2 may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, VCA 2 may obtain access to material non-public information, which may restrict VCA 2’s ability to conduct transactions in those securities.

LOANS OF PORTFOLIO SECURITIES

VCA 2 may from time to time lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, VCA 2 continues to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan is given to either party subject to appropriate notice. Upon termination of the loan, the borrower returns to the lender securities identical to the loaned securities. VCA 2 does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage but VCA 2 would be an unsecured creditor as to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.

VCA 2 will not lend its portfolio securities to entities affiliated with Prudential. This will not affect VCA 2’s ability to maximize its securities lending opportunities.

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PORTFOLIO TURNOVER RATE

VCA 2 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases or sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA 2 seeks long term growth of capital rather than short-term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. The rate of portfolio activity will normally affect the brokerage expenses of VCA 2.

The table below sets forth the annual portfolio turnover rate for VCA 2 for the three most recent fiscal years.

VCA 2 Portfolio Turnover Rate
	2011	2010	2009
	56%	70%	63%

PORTFOLIO BROKERAGE AND RELATED PRACTICES

VCA 2 has adopted a policy pursuant to which VCA 2 and its manager, subadvisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling VCA 2 shares by directing brokerage transactions to that broker. VCA 2 has adopted procedures for the purpose of deterring and detecting any violations of the policy. This policy permits VCA 2, the Manager, and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interests of VCA 2 and is not influenced by considerations about the sale of VCA 2 shares.

In connection with decisions to buy and sell securities for VCA 2, brokers and dealers to effect the transactions must be selected and brokerage commissions, if any, negotiated. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by VCA 2. Fixed income securities, on the other hand, as well as equity securities traded in the over-the-counter market, will not normally incur any brokerage commissions. These securities are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In placing orders of securities transactions, primary consideration is given to obtaining the most favorable price and efficient execution. An attempt is made to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher commission than would otherwise be necessary for a particular transaction may be paid when to do so would appear to further the goal of obtaining the best available execution.

In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, PI and Jennison review the allocation among brokers of orders for equity securities and the commissions that were paid.

When selecting a broker or dealer in connection with a transaction for VCA 2, consideration is given to whether the broker or dealer has furnished Jennison with certain services, provided this does not jeopardize the objective of obtaining the best price and execution. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. Jennison uses these services in connection with all of its investment activities, and some of the data or services obtained in connection with the execution of transactions for VCA 2 may be used in connection with the execution of transactions for other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used in connection with investment management for VCA 2. Although Prudential’s present policy is not to permit higher commissions to be paid for transactions for VCA 2 in order to secure research and statistical services from brokers or dealers, Prudential might in the future authorize the payment of higher commissions, but only with the prior concurrence of the VCA 2 Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all of the services that the broker or dealer provides.

When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity’s investment objectives

The Prudential Variable Contract Account-2 16

and its current cash and investment positions. Because the various entities for which Prudential acts as investment manager or adviser have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while, at the same time, such security may be sold for another.

An affiliated broker may be employed to execute brokerage transactions on behalf of VCA 2 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During the three most recent fiscal years, no commissions were paid to any broker affiliated with Prudential. VCA 2 may not engage in any transactions in which Prudential or its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

PI and Jennison may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for VCA 2. The table below sets forth the amount of brokerage commissions paid by VCA 2 to various brokers in connection with securities transactions during the three most recent fiscal years.

Brokerage Commissions Paid by VCA 2
	2011	2010	2009
	$343,000	$512,000	$522,000

CUSTODY OF SECURITIES & SECURITIES LENDING AGENT

CUSTODIAN. State Street Bank Trust Company, 127 W. 10th Street, Kansas City, MO 64105-1716 is custodian of VCA 2’s assets and maintains certain books and records in connection therewith.

SECURITIES LENDING AGENT. Prudential Investment Management, Inc. (PIM), Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102 serves as securities lending agent for VCA 2, and in that role administers VCA 2’s securities lending program. For its services PIM receives a portion of the amount earned by lending securities. During 2011, PIM did not lend any securities on behalf of VCA 2.

17

THE VCA 2 COMMITTEE AND OFFICERS

MANAGEMENT OF VCA 2

VCA 2 is managed by The Prudential Variable Contract Account 2 Committee (the VCA 2 Committee). The members of the VCA 2 Committee are elected by the persons having voting rights in respect of the VCA 2 Account. The affairs of the VCA 2 Account are conducted in accordance with the Rules and Regulations of the Account.

Information pertaining to the Committee Members of VCA 2 (hereafter referred to as “Board Members”) is set forth below. Board Members who are not deemed to be “interested persons” of VCA 2 as defined in the 1940 Act, as amended (the Investment Company Act) are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of VCA 2 are referred to as “Interested Board Members.” “Fund Complex” consists of VCA 2 and any other investment companies managed by PI. Information pertaining to the Officers of VCA 2 is also set forth below. VCA 2 is also referred to as the “Fund.”

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 60	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 60	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 60	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 60	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (69) Board Member Portfolios Overseen: 60	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 60	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (72) Board Member Portfolios Overseen: 60	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 60	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

The Prudential Variable Contract Account-2 18

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (49) Board Member & President Portfolios Overseen: 60	President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 60	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1) The year that each Board Member joined the Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2008; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2008; Stephen P. Munn, 2008; Richard A. Redeker, 2008; Robin B. Smith, 2008; Stephen G. Stoneburn, 2008; Judy A. Rice, Board Member since 2008 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President	President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC; formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.
Kathryn L. Quirk (59) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (53) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (49) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Timothy J. Knierim (53) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

19

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows:
Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2008; Valerie M. Simpson, 2008; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

  Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
  Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
  There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
  “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
  “Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

COMPENSATION OF BOARD MEMBERS AND OFFICERS. Pursuant to a management agreement with the Fund, the Manager pays all compensation of Fund Officers and employees as well as the fees and expenses of all Interested Board Members.

The Fund pays each Independent Board Member annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.

Independent Board Members may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Board Members’ fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any Prudential Investments mutual fund chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. The Fund’s obligation to make payments of deferred Board Members’ fees, together with interest thereon, is a general obligation of the Fund. The Fund does not have a retirement or pension plan for its Board Members.

The following table sets forth the aggregate compensation paid by the Fund for the most recently completed fiscal year to the Independent Board Members for service on the Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are “interested persons” of the Fund (as defined in the 1940 Act) do not receive compensation from PI-managed funds and therefore are not shown in the following table.

The Prudential Variable Contract Account-2 20

Compensation Received by VCA 2 Board Members
Name	Aggregate Compensation	Pension or Retirement Benefits	Total 2011 Compensation from VCA 2 and Fund Complex
Kevin J. Bannon	$2,060	None	$190,000 (31/60)*
Linda W. Bynoe **	$2,050	None	$187,000 (31/60)*
Michael S. Hyland, CFA	$2,090	None	$193,000 (31/60)*
Douglas H. McCorkindale **	$2,060	None	$188,000 (31/60)*
Stephen P. Munn	$2,100	None	$194,000 (31/60)*
Richard A. Redeker	$2,220	None	$212,000 (31/60)*
Robin B. Smith **	$2,050	None	$188,000 (31/60)*
Stephen G. Stoneburn **	$2,050	None	$189,000 (31/60)*

Explanatory Notes to Board Member Compensation Table

* Compensation relates to portfolios that were in existence for any period during 2011. Number of funds and portfolios represent those in existence as of December 31, 2011, and excludes funds that have merged or liquidated during the year.

** Under the Funds’ deferred fee agreement, certain Board Members have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2011, including investment results during the year on cumulative deferred fees, amounted to $52,931, $(242,584), $(255,382) and $75,798 for Ms. Bynoe, Mr. McCorkindale, Ms. Smith, and Mr. Stoneburn, respectively.

BOARD COMMITTEES. The Board has established three standing committees in connection with Fund governance—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee: The Audit Committee consists of Messrs. Munn (Chair), McCorkindale and Bannon, Ms. Smith, and Mr. Redeker (ex-officio). The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund’s independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Fund’s most recently completed fiscal year is set forth in the table below.

Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Hyland (chair), Mr. Stoneburn, Ms. Bynoe, and Mr. Redeker (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the Fund’s most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Fund’s website.

Prudential and Target Investment Committees: In September 2005, the Board of each Fund in the Prudential retail mutual funds complex formed joint committees to review the performance of each Fund in the fund complex. The Prudential Investment Committee reviews the performance of each Fund whose subadvisers are affiliates of the Manager, while the Target Investment Committee reviews the performance of funds whose subadvisers are not affiliates of the Manager. Each Committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two Committees.

The Prudential Investment Committee consists of Mr. Bannon (chair), Mr. McCorkindale, Mr. Munn, Ms. Smith and Mr. Parker. The Target Investment Committee consists of Mr. Stoneburn (chair), Mr. Hyland, Mr. Redeker, Ms. Bynoe and Mr. Benjamin. The number of Prudential and Target Investment Committee meetings, as applicable, held during the Fund’s most recently completed fiscal year is set forth in the table below.

21

Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Nominating & Governance Committee	Prudential Investment Committee
4	4	4

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD MEMBERS. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the Fund on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of ten members, eight of whom are Independent Board Members. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established three standing committees—Audit, Nominating and Governance, and Investment—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Board Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board. The Board Members have determined that the Board’s leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

The Board has concluded that, based on each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board Members during their tenure in concluding that each should continue to serve. A Board Member’s ability to perform his or her duties effectively may have been attained through a Board Member’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Fund, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.

Ms. Smith and Messrs. McCorkindale, Redeker, and Stoneburn have each served as a Board Member of mutual funds in the Fund Complex for more than 14 years, including as members and/or Chairs of various Board committees. In addition, Ms. Smith and Mr. McCorkindale each has more than 35 years and Mr. Stoneburn has more than 30 years of experience as senior executive officers of operating companies and/or as directors of public companies. Mr. Redeker has 44 years of experience as a senior executive in the mutual fund industry. Ms. Bynoe has been a Board Member of the Fund and other funds in the Fund Complex since 2005, having served on the boards of other mutual fund complexes since 1993. She has worked in the financial services industry over 11 years, has approximately 20 years experience as a management consultant and serves as a Director of financial services and other complex global corporations. Mr. Munn joined the Board of the Fund and other funds in the Fund Complex in 2008. He previously served as a Board Member of funds managed by PI or its affiliates from 1991 until 2003. In addition, he is the lead director and was the Chairman of an operating business for 14 years. Messrs. Bannon and Hyland joined the Board of the Fund and other funds in the Fund Complex in 2008. Each has held senior executive positions in the financial services industry, including serving as senior executives of asset management firms, for over 17 years. Mr. Parker, who has served as an Interested Board Member and President of the Fund and the other funds in the Fund Complex since 2012, is President, Chief Operating Officer and Officer-in-Charge of PI and several of its affiliates that provide services to the Fund and has held senior positions in PI since 2005. Mr. Benjamin, an Interested Board Member of the Fund and other funds in the Fund Complex since 2010, has served as a Vice President of the Fund and other funds in the Fund Complex since 2009 and has held senior positions in PI since 2003. Specific details about each Board Member’s professional experience appear in the professional biography tables, above.

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, subadvisers, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund. Although the risk management policies of the Manager and the service providers

The Prudential Variable Contract Account-2 22

are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.

Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board (Richard Redeker) or the Chair of the Nominating and Governance Committee (Michael Hyland), in either case in care of the specified Fund(s), at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund’s Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Share Ownership. Information relating to each Board Member’s Fund share ownership and in all registered funds in the PI-advised funds that are overseen by the respective Board Member as of the most recently completed calendar year is set forth in the chart below.

23

Securities Owned by VCA 2 Board Members
Name	Dollar Range of VCA 2 Securities	Aggregate Dollar Range of All Securities
Independent Board Members
Kevin J. Bannon	None	Over $100,000
Linda W. Bynoe	None	Over $100,000
Michael S. Hyland, C.F.A.	None	Over $100,000
Douglas H. McCorkindale	None	Over $100,000
Stephen P. Munn	None	Over $100,000
Richard A. Redeker	None	Over $100,000
Robin B. Smith	None	Over $100,000
Stephen G. Stoneburn	None	Over $100,000
Interested Board Members
Judy A. Rice	None	Over $100,000
Scott E. Benjamin	None	Over $100,000

Notes to Board Member Share Ownership Table

“Aggregate Dollar Range of All Securities” identifies the total dollar range of all securities in all registered investment companies overseen by Board Member in the Fund Complex.

The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Board Member, and his/her immediate family members, in an investment adviser or principal underwriter of VCA 2 or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of VCA 2 as of December 31, 2011.

Ownership of Other Securities by VCA 2 Board Members
Name	Name of Owners & Relationship to Member	Company	Title of Class	Value of Securities	Percent of Class
Kevin J. Bannon	None	None	None	None	None
Linda W. Bynoe	None	None	None	None	None
Michael S. Hyland, C.F.A.	None	None	None	None	None
Douglas H. McCorkindale	None	None	None	None	None
Stephen P. Munn	None	None	None	None	None
Richard A. Redeker	None	None	None	None	None
Robin B. Smith	None	None	None	None	None
Stephen G. Stoneburn	None	None	None	None	None

The Prudential Variable Contract Account-2 24

POLICIES OF VCA 2

PROXY VOTING & RECORDKEEPING

The VCA 2 Committee has delegated to VCA 2’s investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to VCA 2. VCA 2 authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (subadvisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the VCA 2 Committee, including any Committee thereof established for that purpose.

The Manager and the VCA 2 Committee view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for VCA 2. Consistent with this goal, the VCA 2 Committee views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the VCA 2 Committee maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between VCA 2 and the Manager or its affiliates.

The Manager delegates to VCA 2’s subadviser the responsibility for voting proxies. The subadviser is expected to identify and seek to obtain the optimal benefit for VCA 2, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of VCA 2 and to delineate procedures to be followed when a proxy vote presents a conflict between the interests of VCA 2 and the interests of the subadviser or its affiliates. The Manager expects that the subadviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the subadviser will deliver to the Manager, or its appointed vendor, information required for the filing of Form N-PX with the Securities and Exchange Commission.

Information regarding how VCA 2 voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the Commission’s website at http://www.sec.gov and is also available at www.prudentialfunds.com. A summary of the voting policy of the subadviser to VCA 2, Jennison Associates LLC, follows.

JENNISON ASSOCIATES LLC (JENNISON)

Conflicts of interest may also arise in voting proxies. Jennison has adopted a proxy voting policy to address these conflicts.

Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client.. Secondary consideration is permitted to be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term—that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any vote that represents a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

In an effort to discharge its responsibility, Jennison has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, Jennison has selected an independent third party proxy voting vendor to assist it in researching and voting proxies. Jennison will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor. The proxy voting vendor will research each proxy and provide a recommendation to Jennison as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings. It is important to note while Jennison may review the research and analysis provided by the vendor, the vendor’s recommendation does not dictate the actual voting instructions nor Jennison’s Guidelines. The proxy voting vendor will cast votes in accordance with Jennison’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if Jennison has accepted direction from a Client, in accordance with the Client’s Guidelines.

25

In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e., “wrap”) where the securities are not held elsewhere in the firm, Jennison has established a custom proxy voting policy with respect to the voting of these proxies. Proxies received in these circumstances will be voted utilizing the Jennison’s guidelines. Additionally, in those circumstances where no specific Jennison guideline exists, Jennison will vote using the recommendations of the proxy voting vendor.

For securities on loan pursuant to a client’s securities lending arrangement, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if possible, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, the process must be initiated PRIOR to the record date of the proxy. This is extremely difficult to accomplish as Jennison is rarely made aware of the record date in advance.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

These procedures are intended to provide Jennison with the reasonable assurance that all clients’ accounts are being treated fairly so that no one client’s account is systematically advantaged.

DISCLOSURE OF PORTFOLIO HOLDINGS

VCA 2’s portfolio holdings are made public, as required by law, in VCA 2’s annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, VCA 2’s portfolio holdings as of its first and third fiscal quarter ends are reported to the SEC within 60 days after the end of VCA 2’s first and third fiscal quarters.

When authorized by VCA 2’s Chief Compliance Officer and an officer of VCA 2, portfolio holdings information may be disseminated more frequently or at different periods than those described above to intermediaries that distribute VCA 2’s shares, third-party providers of auditing, custody, proxy voting and other services for VCA 2, rating and ranking organizations, and certain affiliated persons of VCA 2, as described below. The procedures used to determine eligibility are set forth below:

PROCEDURES FOR RELEASE OF PORTFOLIO HOLDINGS INFORMATION:

1. A request for release of VCA 2’s holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release and frequency (e.g., level of detail staleness). Such request shall address whether there are any conflicts of interest between VCA 2 and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interests of the shareholders of VCA 2.

2. The request shall be forwarded to the Chief Compliance Officer of VCA 2, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of VCA-2 must be executed with the recipient of the holdings information.

4. An officer of VCA-2 shall approve the release agreement. Copies of the release and agreement shall be sent to PI’s law department.

5. Written notification of the approval shall be sent by such officer to PI’s Fund Administration Department to arrange the release of holdings information.

6. PI’s Fund Administration Department shall arrange for the release of holdings information by the Custodian Banks.

As of the date of this Statement of Additional Information, VCA-2 will provide:

1. Traditional External Recipients/Vendors

  Full holdings on a daily basis to Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day.
  Full holdings on a daily basis to VCA-2’s subadviser, custodian, sub-custodian (if any) and Accounting Agents at the end of each day.
  Full holdings to VCA-2’s independent registered public accounting firm as soon as practicable following VCA-2’s fiscal year-end or on an as-needed basis.
  Full holdings to financial printers as soon as practicable following the end of VCA-2’s quarterly, semi and annual period-ends.

The Prudential Variable Contract Account-2 26

2. Analytical Service Providers

  All VCA-2 trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund’s fiscal quarter-end.
  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day.
  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by VCA-2’s Chief Compliance Officer and PI’s Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions.All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Committee of VCA 2 has approved PI’s Policy for the Dissemination of Portfolio Holdings. The Committee shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Committee has delegated oversight of VCA 2’s disclosure of portfolio holdings to the Chief Compliance Officer.

Arrangements pursuant to which VCA 2 discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.

There can be no assurance that VCA 2’s policies and procedures on portfolio holdings information will protect VCA 2 from the potential misuse of such information by individuals or entities that come into possession of the information.

27

INFORMATION ABOUT PRUDENTIAL

EXECUTIVE OFFICERS AND DIRECTORS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

The following is biographical information for Prudential Insurance’s executive officers and directors:

EXECUTIVE OFFICERS:
John R. Strangfeld, age 58, was elected Chairman of Prudential Financial in May 2008 and has served as Chief Executive Officer, President and Director since January 2008. He is a member of the Office of the Chairman and served as Vice Chairman of Prudential Financial from August 2002 to December 2007. He was Executive Vice President of Prudential Financial from February 2001 to August 2002. He served as Chief Executive Officer, Prudential Investment Management of Prudential Insurance from October 1998 until April 2002 and Chairman of the Board and CEO of Prudential Securities (renamed Prudential Equity Group, LLC) from December 2000 to April 2008. He has been with Prudential since July 1977, serving in various management positions, including Senior Managing Director, The Private Asset Management Group from 1995 to 1998; and Chairman, PRICOA Capital Group (London) Europe from 1989 to 1995.

Mark B. Grier, age 59, has served as Vice Chairman and a member of Prudential Financial’s Office of the Chairman since August 2002. From April 2007 through January 2008 he served as Vice Chairman overseeing International Insurance and Investments as well as the Global Marketing and Communications divisions. Mr. Grier was Chief Financial Officer of Prudential Insurance from 1995 to 1997 and has served in various executive roles. Prior to joining Prudential, Mr. Grier was an executive with Chase Manhattan Corporation.

Edward P. Baird, age 63, was elected Executive Vice President and Chief Operating Officer, International Businesses, of Prudential Financial and Prudential Insurance in January 2008. He served as Senior Vice President of Prudential Insurance from January 2002 to January 2008. Mr. Baird joined Prudential in 1979 and has served in various executive roles, including President of Pruco Life Insurance Company from January 1990 to December 1990; Senior Vice President for Agencies, Individual Life from January 1991 to June 1996; Senior Vice President, Prudential Healthcare from July 1996 to July 1999; Country Manager (Tokyo, Japan), International Investments Group from August 1999 to August 2002; and President of Group Insurance from August 2002 to January 2008.

Richard J. Carbone, age 64, was elected Executive Vice President of Prudential Financial and Prudential Insurance in January 2008. He has served as Chief Financial Officer of Prudential Financial since December 2000 and of Prudential Insurance since July 1997. He has also served as Senior Vice President of Prudential Financial from November 2001 to January 2008 and Senior Vice President of Prudential Insurance from July 1997 to January 2008. Prior to that, Mr. Carbone was the Global Controller and a Managing Director of Salomon, Inc. from July 1995 to June 1997; and Controller of Bankers Trust New York Corporation and a Managing Director and Controller of Bankers Trust Company from April 1988 to March 1993; and Managing Director and Chief Administrative Officer of the Private Client Group at Bankers Trust Company from March 1993 to June 1995.

Charles F. Lowrey, age 54, was elected Executive Vice President and Chief Operating Officer, U.S. Businesses, of Prudential Financial and Prudential Insurance in February 2011. He served as Chief Executive Officer and President of Prudential Investment Management, Inc. from January 2008 to February 2011; and as Chief Executive Officer of Prudential Real Estate Investors, our real estate investment management and advisory business from February 2002 to January 2008. He joined the Company in March 2001, after serving as a managing director and head of the Americas for J.P. Morgan’s Real Estate and Lodging Investment Banking group, where he began his investment banking career in 1988. He also spent four years as a managing partner of an architecture and development firm he founded in New York City.

Susan L. Blount, age 54, was elected Senior Vice President and General Counsel of Prudential Financial and Prudential Insurance in May 2005. Ms. Blount has been with Prudential since 1985. She has served in various supervisory positions since 2002, including Vice President and Chief Investment Counsel and Vice President and Enterprise Finance Counsel. She served as Vice President, Secretary and Associate General Counsel from 2000 to 2002 and Vice President and Secretary from 1995 to 2000.

Helen M. Galt, age 64, was elected Senior Vice President and Company Actuary of Prudential Financial in October 2005. She was named to the role of Chief Risk Officer in June 2007. Ms. Galt has been with Prudential since 1972, serving in various actuarial management positions with Prudential Insurance including Vice President and Company Actuary from 1993 to 2005 and Senior Vice President and Company Actuary, a position she currently holds.

Sharon C. Taylor, age 57, was elected Senior Vice President, Human Resources for Prudential Financial in June 2002. She also serves as Senior Vice President, Human Resources for Prudential Insurance and the Chair of The Prudential Foundation. Ms. Taylor has been with Prudential since 1976, serving in various human resources and general management positions, including Vice President of

The Prudential Variable Contract Account-2 28

Human Resources Communities of Practice, from 2000 to 2002; Vice President, Human Resources & Ethics Officer, Individual Financial Services, from 1998 to 2000; Vice President, Staffing and Employee Relations from 1996 to 1998; Management Internal Control Officer from 1994 to 1996; and Vice President, Human Resources and Administration from 1993 to 1994.

Barbara Koster, age 57, was elected Senior Vice President, Operations and Systems, of Prudential Financial in May 2011 and has been a Senior Vice President of Prudential Insurance Company of America since February 2004. Ms. Koster joined Prudential in November 1995 as the Vice President and Chief Information Officer of Individual Life Insurance Systems and was appointed as the Chief Information Officer of Prudential in 2004. Prior to joining Prudential, Ms. Koster held several positions with Chase Manhattan Bank, including that of President of Chase Access Services.

DIRECTORS:

Thomas J. Baltimore, Jr., age 48, is the President and Chief Executive Officer of RLJ Lodging Trust (a NYSE-listed real estate investment company), with nearly $3 billion in assets under management, since May 2011. Previously, he served as Co-Founder and President of RLJ Development, LLC (RLJ Lodging’s predecessor company) from 2000 to May 2011. He served as VP, Gaming Acquisitions of Hilton Hotels Corporation from 1997 to 1998 and later as VP, Development and Finance, from 1999 to 2000. He also served in various management positions with Host Marriott Services, including VP, Business Development, from 1994 to 1996.

Gordon M. Bethune, age 70, is Managing Director of g-b1 Partners (a travel advisory firm) since January 2005. He was Chairman and CEO of Continental Airlines, Inc. (an international commercial airline company) from 1996 until his retirement in December 2004. Mr. Bethune was the President and CEO of Continental Airlines from November 1994 to 1996 and served as President and Chief Operating Officer from February 1994 to November 1994. Prior to joining Continental, Mr. Bethune held senior management positions with The Boeing Company, Piedmont Airlines, Western Air Lines, Inc. and Braniff Airlines (various airline companies).

W. Gaston Caperton III, age 72, is President of The College Board (a non-profit membership association of more than 5,900 schools, colleges and universities) since 1999. Mr. Caperton has announced his retirement from the College Board effective June 30, 2012. He served as the Governor of the State of West Virginia from 1988 to 1996. From 1963 to 1987, he was an entrepreneur and was CEO and owner of the tenth largest privately owned insurance brokerage firm in the United States. From 1997 to 1999, he was a fellow at the Harvard University’s John F. Kennedy Institute of Politics and was an Executive Director of Columbia University’s Institute on Education & Government at Teachers College. Mr. Caperton was the 1996 Chair of the Democratic Governors’ Association, and served on the National Governors’ Association executive committee and was a member of the Intergovernmental Policy Advisory Committee on U.S. Trade. He also was the Chairman of the Appalachian Regional Commission, Southern Regional Education Board and the Southern Growth Policy Board.

Gilbert F. Casellas, age 59, is Chairman of OMNITRU since 2011 (need to say what it does) and was the VP, Corporate Responsibility of Dell Inc. (a global computer manufacturer) from 2007 to 2010. He served as a Member of Mintz Levin Cohn Ferris Glovsky & Popeo, PC from June 2005 to October 2007. He served as President of Casellas & Associates, LLC (a consulting firm) from 2001 to 2005. During 2001, he served as President and CEO of Q-linx, Inc.. He served as the President and COO of The Swarthmore Group, Inc. from January 1999 to December 2000. Mr. Casellas served as Chairman, U.S. EEOC from 1994 to 1998 and General Counsel, U.S. Department of the Air Force, from 1993 to 1994.

James G. Cullen, age 69, served as the President and COO of Bell Atlantic Corporation (a global telecommunications company) from December 1998 until his retirement in June 2000. Mr. Cullen was the President and CEO, Telecom Group of Bell Atlantic Corporation from 1997 to 1998 and served as Vice Chairman of Bell Atlantic Corporation from 1995 to 1997. The Presiding Director of the Board of Johnson & Johnson since 2004, Mr. Cullen has also served as Non-Executive Chairman of the Board of NeuStar, Inc. since November 2010 and the Non-Executive Chairman of the Board of Agilent Technologies, Inc. since March 2005.

William H. Gray III, age 70, is Chairman of Gray Global Strategies, Inc. (a business advisory firm) and is a Senior Advisor for Gray Global Advisors, LLC. Prior to founding Gray Global Strategies, Inc., Mr. Gray was Co-Chairman of GrayLoeffler, LLC (a business advisory and government relations firm, formerly the Amani Group) from 2009 to 2011. He served as the Chairman of the Amani Group from 2004 to 2009. Mr. Gray served as President and CEO of The College Fund/UNCF (a philanthropic foundation) from 1991 until his retirement in 2004. From 1979 to 1991, Mr. Gray served as Member of the U.S. House of Representatives. Mr. Gray, an ordained Baptist minister, is Pastor Emeritus of the Bright Hope Baptist Church of Philadelphia since 2005.

Mark B. Grier, age 59, has served as Vice Chairman and a member of Prudential Financial’s Office of the Chairman since August 2002. From April 2007 through January 2008 he served as Vice Chairman overseeing International Insurance and Investments as well as the Global Marketing and Communications divisions. Mr. Grier was Chief Financial Officer of Prudential Insurance from 1995 to 1997 and has served in various executive roles. Prior to joining Prudential, Mr. Grier was an executive with Chase Manhattan Corporation.

29

Constance J. Horner, age 70, served as a Guest Scholar at The Brookings Institution (non-partisan research institute) from 1993 to 2005, after serving as Assistant to the President of the United States and Director, Presidential Personnel from 1991 to 1993; Deputy Secretary, U.S. Department of Health and Human Services from 1989 to 1991; and Director, U.S. Office of Personnel Management from 1985 to 1989. Ms. Horner was a Commissioner, U.S. Commission on Civil Rights from 1993 to 1998.

Martina Hund-Mejean, age 51, has served as the Chief Financial Officer and a member of the Executive Committee at MasterCard Worldwide (a global transaction processing and consulting services company) since 2007. Ms. Hund-Mejean served as SVP and Corporate Treasurer at Tyco International Ltd. from 2003 to 2007; SVP and Treasurer at Lucent Technologies from 2000 to 2002; and held management positions at General Motors Company from 1988 to 2000. Ms. Hund-Mejean began her career as a credit analyst at Dow Chemical in Frankfurt, Germany.

Karl J. Krapek, age 63, is a co-founder of The Keystone Companies, which was founded in 2002 and develops residential and commercial real estate. Mr. Krapek served as the President and COO of United Technologies Corporation (a diversified aerospace and industrial products company) from 1999 until his retirement in January 2002. Prior to that time, Mr. Krapek held other management positions at United Technologies Corporation, which he joined in 1982.

Christine A. Poon, age 59, has served as Dean of Fisher College of Business, The Ohio State University since May 2009. She served as Vice Chairman and a Member of the Board of Directors of Johnson & Johnson (a global healthcare products and services company) from 2005 until her retirement in March 2009. Ms. Poon joined Johnson & Johnson in 2000 as Company Group Chair in the Pharmaceuticals Group. She became a Member of Johnson & Johnson’s Executive Committee and Worldwide Chair, Pharmaceuticals Group, in 2001, and served as Worldwide Chair, Medicines and Nutritionals, from 2003 to 2005. Prior to joining Johnson & Johnson, she served in various management positions at Bristol-Myers Squibb (a global biopharmaceutical company) for 15 years.

John R. Strangfeld, age 58, was elected Chairman of Prudential Financial in May 2008 and has served as Chief Executive Officer, President and Director since January 2008. He is a member of the Office of the Chairman and served as Vice Chairman of Prudential Financial from August 2002 to December 2007. He was Executive Vice President of Prudential Financial from February 2001 to August 2002. He served as Chief Executive Officer, Prudential Investment Management of Prudential Insurance from October 1998 until April 2002 and Chairman of the Board and CEO of Prudential Securities (renamed Prudential Equity Group, LLC) from December 2000 to April 2008. He has been with Prudential since July 1977, serving in various management positions, including Senior Managing Director, The Private Asset Management Group from 1995 to 1998; and Chairman, PRICOA Capital Group (London) Europe from 1989 to 1995.

James A. Unruh, age 71, became a founding Member of Alerion Capital Group, LLC (a private equity investment group) in 1998. Mr. Unruh was with Unisys Corporation (a global information technology consulting services and solutions company) from 1987 to 1997, serving as its Chairman and CEO from 1990 to 1997. He also held executive positions with financial management responsibility, including serving as Senior Vice President, Finance, Burroughs Corporation (a business equipment manufacturer), from 1982 to 1987. In addition, Mr. Unruh serves as a director of several privately held companies in connection with his position at Alerion Capital Group, LLC.

The Prudential Variable Contract Account-2 30

SALE OF GROUP VARIABLE ANNUITY CONTRACTS

INFORMATION ABOUT CONTRACT SALES

Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are secured in any jurisdiction where such clearances may be necessary or desirable.

The table below sets forth, for VCA 2’s three most recent fiscal years, the amounts received by Prudential as sales charges in connection with the sale of these contracts, and the amounts credited by Prudential to other broker-dealers in connection with such sales.

Sales Charges Received and Amounts Credited
	2011	2010	2009
Sales Charges Received by Prudential	—	—	—
Amounts Credited by Prudential to Other Broker-Dealers	$40,093	$43,783	$36,817

31

FINANCIAL STATEMENTS

FINANCIAL STATEMENTS OF VCA 2

VCA 2’s financial statements for the fiscal year ended December 31, 2011, incorporated into this SAI by reference to VCA 2’s 2011 annual report (File No.811-01612), have been derived from our financial statements audited by KPMG LLP, an independent registered public accounting firm. You may obtain a copy of VCA 2’s annual report at no charge by request to VCA 2 by calling 1-877-778-2100, or by writing to VCA 2 at 30 Scranton Office Park, Scranton, PA 18507-1789.

Financial statements for The Prudential Insurance Company of America as of December 31, 2011 are included in this Statement of Additional Information on the following pages.

The Prudential Variable Contract Account-2 32

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2011 and 2010 (in millions, except share amounts)

	2011	2010
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2011-$112,265; 2010- $111,314)	$123,027	$116,558
Trading account assets supporting insurance liabilities, at fair value	17,749	16,037
Other trading account assets, at fair value	5,055	5,177
Equity securities, available for sale, at fair value (cost: 2011-$4,153; 2010-$4,243)	4,917	5,432
Commercial mortgage and other loans	28,787	26,647
Policy loans	8,077	8,036
Other long-term investments (includes $366 and $258 measured at fair value under the fair value option at December 31, 2011 and 2010, respectively.)	3,824	3,485
Short-term investments and other	5,329	3,221

Total investments	196,765	184,593
Cash and cash equivalents	4,428	3,329
Accrued investment income	1,635	1,615
Deferred policy acquisition costs	8,505	8,267
Other assets	7,677	12,623
Due from parent and affiliates	6,919	4,333
Separate account assets	174,740	159,204

Total Assets	$400,669	$373,964

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$82,349	$78,821
Policyholders’ account balances	75,051	73,256
Policyholders’ dividends	5,639	3,297
Securities sold under agreements to repurchase	6,031	5,885
Cash collateral for loaned securities	2,847	1,929
Income taxes	4,142	3,170
Short-term debt	1,255	1,488
Long-term debt	10,101	8,454
Other liabilities	5,748	10,397
Due to parent and affiliates	10,882	6,781
Separate account liabilities	174,740	159,204

Total liabilities	378,785	352,682

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 22)

EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized; issued and outstanding at December 31, 2011 and 2010	2	2
Additional paid-in capital	18,282	18,275
Accumulated other comprehensive income (loss)	2,693	1,244
Retained earnings	897	1,738

Total Prudential Insurance Company of America’s equity	21,874	21,259

Noncontrolling interests	10	23

Total equity	21,884	21,282

TOTAL LIABILITIES AND EQUITY	$400,669	$373,964

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2011, 2010 and 2009 (in millions)

	2011	2010	2009
REVENUES
Premiums	$10,586	$10,229	$9,633
Policy charges and fee income	2,574	2,197	2,090
Net investment income	8,762	8,680	8,580
Other income	1,937	1,571	2,488
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(1,913)	(2,655)	(3,337)
Other-than-temporary impairments on fixed maturity securities transferred to Other Comprehensive Income	1,664	2,261	2,004
Other realized investment gains (losses), net	1,614	1,657	(1,262)

Total realized investment gains (losses), net	1,365	1,263	(2,595)

Total revenues	25,224	23,940	20,196

BENEFITS AND EXPENSES
Policyholders’ benefits	12,623	11,918	11,047
Interest credited to policyholders’ account balances	3,146	3,314	3,648
Dividends to policyholders’	2,600	2,101	1,257
Amortization of deferred policy acquisition costs	1,456	475	483
General and administrative expenses	4,269	3,343	3,355

Total benefits and expenses	24,094	21,151	19,790

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	1,130	2,789	406

Income taxes:
Current	266	(267)	200
Deferred	162	1,094	(599)

Total income tax expense (benefit)	428	827	(399)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	702	1,962	805
Equity in earnings of operating joint ventures, net of taxes	156	46	1,487

INCOME (LOSS) FROM CONTINUING OPERATIONS	858	2,008	2,292
Income from discontinued operations, net of taxes	15	31	20

NET INCOME (LOSS)	873	2,039	2,312
Less: Income attributable to noncontrolling interests	(13)	1	1

NET INCOME (LOSS) ATTRIBUTABLE TO PRUDENTIAL INSURANCE COMPANY OF AMERICA	$886	$2,038	$2,311

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Equity

Years Ended December 31, 2011, 2010 and 2009 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Prudential Insurance Company of America Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2008	$2	$17,819	$(186)	$(6,590)	$11,045	$21	$11,066
Capital contribution from parent	—	415	—	—	415	—	415
Assets purchased/transferred from affiliates	—	256	—	—	256	—	256
Long-term stock-based compensation program	—	(9)	—	—	(9)	—	(9)
Impact on Company’s investment in Wachovia Securities	—	(109)	—	—	(109)	—	(109)
Impact of adoption of guidance for other-than- temporary impairments of debt securities, net of taxes	—	—	575	(575)	—	—	—
Comprehensive income:
Net income	—	—	2,311	—	2,311	1	2,312
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments				6	6	—	6
Change in net unrealized investment gains (losses)				7,332	7,332	—	7,332
Change in pension and postretirement unrecognized net periodic benefit cost				(620)	(620)	—	(620)

Other comprehensive income					6,718	—	6,718

Total comprehensive income					9,029	1	9,030

Balance, December 31, 2009	2	18,372	2,700	(447)	20,627	22	20,649

Dividends to parent	—	—	(3,000)	—	(3,000)	—	(3,000)
Assets purchased/transferred from affiliates	—	(96)	—	—	(96)	—	(96)
Long-term stock-based compensation program	—	(1)	—	—	(1)	—	(1)
Comprehensive loss:
Net income (loss)	—	—	2,038	—	2,038	1	2,039
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustments				2	2	—	2
Change in net unrealized investment gains				1,361	1,361	—	1,361
Change in pension and postretirement unrecognized net periodic benefit cost				328	328	—	328

Other comprehensive loss					1,691	—	1,691

Total comprehensive income (loss)					3,729	1	3,730

Balance, December 31, 2010	2	18,275	1,738	1,244	21,259	23	21,282

Dividends to parent	—	—	(1,727)	—	(1,727)	—	(1,727)
Long-term stock-based compensation program	—	7	—	—	7	—	7
Comprehensive income:
Net income	—	—	886	—	886	(13)	873
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments				(27)	(27)	—	(27)
Change in net unrealized investment gains				1,646	1,646	—	1,646

See Notes to Consolidated Financial Statements

Change in pension and postretirement unrecognized net periodic benefit cost				(170)	(170)	—	(170)

Other comprehensive income					1,449	—	1,449

Total comprehensive income					2,335	(13)	2,322

Balance, December 31, 2011	$2	$18,282	$897	$2,693	$21,874	$10	$21,884

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2011, 2010 and 2009 (in millions)

	2011	Restated 2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$873	$2,039	$2,312
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	(1,364)	(1,263)	2,595
Policy charges and fee income	(751)	(729)	(824)
Interest credited to policyholders’ account balances	3,147	3,314	3,648
Depreciation and amortization	(206)	(264)	(53)
(Gains) losses on trading account assets supporting insurance liabilities, net	(385)	(468)	(1,533)
Gain on sale of joint venture in Wachovia Securities	—	—	(2,247)
Change in:
Deferred policy acquisition costs	(392)	(1,103)	(569)
Future policy benefits and other insurance liabilities	1,735	1,790	(218)
Other trading account assets	563	(1,369)	(407)
Income taxes	(197)	(188)	(90)
Other, net	2,120	2,808	523

Cash flows from operating activities	5,143	4,567	3,137

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	25,501	21,002	26,552
Equity securities, available for sale	2,346	1,676	765
Trading account assets supporting insurance liabilities and other trading account assets	21,082	37,880	37,183
Commercial mortgage and other loans	3,797	3,794	3,321
Policy loans	890	897	968
Other long-term investments	354	622	295
Short-term investments	14,103	12,685	14,604
Payments for the purchase/origination of:
Fixed maturities, available for sale	(25,799)	(26,662)	(24,194)
Equity securities, available for sale	(2,100)	(1,587)	(827)
Trading account assets supporting insurance liabilities and other trading account assets	(22,439)	(38,796)	(37,522)
Commercial mortgage and other loans	(5,838)	(4,090)	(2,336)
Policy loans	(611)	(660)	(778)
Other long-term investments	(824)	(636)	(399)
Short-term investments	(13,827)	(11,589)	(15,449)
Proceeds from sale of joint venture in Wachovia Securities	—	—	4,500
Due to/from parent and affiliates	(1,358)	1,401	(982)
Other, net	110	62	(461)

Cash flows from (used in) investing activities	(4,613)	(4,001)	5,240

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	15,467	15,542	16,883
Policyholders’ account withdrawals	(15,565)	(16,478)	(19,052)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	1,065	(724)	(2,257)
Net change in financing arrangements (maturities 90 days or less)	37	491	(3,327)
Proceeds from the issuance of debt (maturities longer than 90 days)	2,793	2,343	1,929
Repayments of debt (maturities longer than 90 days)	(1,473)	(2,702)	(3,259)
Excess tax benefits from share-based payment arrangements	12	4	2
Capital contribution from parent	—	—	—
Dividends to parent	(1,630)	(3,000)	—
Other, net	(122)	176	(289)

Cash flows from (used in) financing activities	584	(4,348)	(9,370)

Effect of foreign exchange rate changes on cash balances	(15)	(28)	9
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,099	(3,810)	(984)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	3,329	7,139	8,123

CASH AND CASH EQUIVALENTS, END OF YEAR	$4,428	$3,329	$7,139

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid/(received)	$355	$(56)	$492

Interest paid	$306	$313	$388

NON-CASH TRANSACTIONS DURING THE YEAR
Impact on Company’s investment in Wachovia Securities due to addition of A.G. Edwards business, net of tax	$—	$—	$(109)

See Notes to Consolidated Financial Statements

1.	BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The Company has organized its operations into the Closed Block Business and the Financial Services Businesses. The Closed Block Business consists principally of the Closed Block (see Note 12); assets held outside the Closed Block that Prudential Insurance needs to hold to meet capital requirements related to the Closed Block policies and invested assets held outside the Closed Block that represent the difference between the Closed Block Assets and Closed Block Liabilities and the interest maintenance reserve (collectively, “Surplus and Related Assets”); deferred policy acquisition costs related to Closed Block policies; and certain other related assets and liabilities. Its Financial Services Businesses consist primarily of non-participating individual life insurance, annuities, group insurance, retirement-related services and global commodities sales and trading, which was sold in 2011.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

Restatement of Consolidated Statements of Cash Flows

The Consolidated Statement of Cash Flows for the year ended December 31, 2010 has been restated to reclass dividends paid to Parent from ‘Other - Net’ Operating activities to ‘Dividends to Parent’ Financing activities. As a result of the restatement, previously reported sources of cash from operating activities and uses of cash in financing activities were increased for the year ended December 31, 2010.

Year ended December 31, 2010
(in millions)
Cash flows from operating activities:
As originally reported	$1,567
Impact of restatement	3,000

Restated	$4,567

Cash flows from financing activities:
As originally reported	$(1,348)
Impact of restatement	(3,000)

Restated	$(4,348)

The restatement had no impact on the net change in cash and cash equivalents within the Consolidated Statements of Cash Flows or on the Consolidated Statements of Operations, Financial Position or Equity.

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has extensive transactions and relationships with Prudential Financial and other affiliates. Due to these relationships it is possible that the terms of these transactions are not as those that would result from transactions among related parties. The Company has evaluated subsequent events through March 31, 2012, the date these financial statements were issued.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; value of business acquired and its amortization; amortization of sales inducements; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

Out of Period Adjustment

For the year ended December 31, 2011, the Company recorded an out of period adjustment that increased “Income from continuing operations before income taxes and equity in earnings of operating joint ventures” by $99 million. The adjustment is related to the capitalization of acquisition costs (expense allowance) associated with an affiliated reinsurance arrangement. The Company, which is the assuming company, had been using an approximation method for determining the amount of acquisition costs to capitalize. However, the Company should have been capitalizing all of the payments to the affiliated ceding company. This adjustment also increased the deferred policy acquisition cost asset by the same amount. The correction is not material to any previously reported financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 19 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-

temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of fixed maturities, equity securities, including certain perpetual preferred stock, and certain derivatives, including those used by the Company in its capacity as a broker-dealer and derivative hedging positions used in a non-broker-dealer capacity primarily to hedge the risks related to certain products. These instruments are carried at fair value. Realized and unrealized gains and losses on these investments and on derivatives used by the Company in its capacity as a broker-dealer are reported in “Other income” and, for those related to the Company’s global commodities group, in “Income from discontinued operations, net of taxes.” Interest and dividend income from these investments is reported in “Net investment income” and, for those related to the Company’s global commodities group, in “Income from discontinued operations, net of taxes.”

Equity securities available for sale are comprised of common stock, mutual fund shares, non-redeemable preferred stock, and perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans, loans backed by residential properties, as well as certain other collateralized and uncollateralized loans. Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other).

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectability of the principal. See Note 4 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 4 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Loans backed by residential properties, other collateralized loans, and uncollateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information. In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 4.

For those loans not reported at fair value, the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 4 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

“Policy loans” are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loaned transactions, the Company transfers either corporate debt securities, or U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income.” Income and expenses related to these transactions executed within the Company’s global commodities group are reported in “Income from discontinued operations, net of taxes.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

“Other long-term investments” consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. The Company’s net income from consolidated joint ventures and limited partnerships is included in the respective revenue and expense line items depending on the activity of the consolidated entity.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

“Short-term investments” primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments. Short-term investments held in the Company’s former broker-dealer operations were marked-to-market through “Income from discontinued operations, net of taxes.”

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of “Accumulated other comprehensive income (loss).”

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. See below under “Future Adoption of New Accounting Pronouncements” for a discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits, anticipated gross margins, or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

For traditional participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized DAC is reflected in “Amortization of deferred policy acquisition costs,” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the blended future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management’s estimate of total gross profits used for setting the amortization rate. The effect of changes to estimated gross profits on unamortized DAC is reflected in “Amortization of deferred policy acquisition costs” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For group annuity contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate-, bank- and trust-owned life insurance contracts, acquisition costs are deferred and amortized in proportion to lives insured. For group and individual long-term care contracts, acquisition expenses are deferred and amortized in proportion to gross premiums. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 11 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations.

Other Assets and Other Liabilities

Other assets consist primarily of prepaid pension benefit costs, certain restricted assets, trade receivables, value of business acquired, goodwill, deferred sales inducements, the Company’s investments in operating joint ventures, which include the Company’s indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”), property and equipment, and reinsurance recoverables. Other liabilities consist primarily of trade payables, pension and other employee benefit liabilities, derivative liabilities, and reinsurance payables.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the value of business acquired (“VOBA”). VOBA includes an explicit adjustment to reflect the cost of capital attributable to the acquired insurance contracts.VOBA represents an adjustment to the state value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company has established a VOBA asset primarily for its deferred annuity, defined contribution and defined benefit businesses. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity business include the impact of future cash flows expected from the guaranteed minimum death and income benefit provisions. For acquired defined contribution and defined benefits businesses, contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of VOBA is amortized based on estimated gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in estimated gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised. See Note 8 for additional information regarding VOBA.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within the reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The Company’s reporting units are the Financial Services Businesses and the Closed Block Business. The fundamental goodwill impairment analysis is a two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to a reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

In accordance with recently issued accounting guidance, the Company may first perform a qualitative goodwill assessment to determine whether events or circumstances lead to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, the Company determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step goodwill impairment test, as described above, is not necessary. If, however, the Company concludes otherwise, then the Company must perform the first step of the two-step impairment test by comparing the reporting unit’s fair value with its carrying value including goodwill. If the carrying value exceeds fair value, then the Company must perform the second step of the goodwill impairment test to measure the impairment loss, if any. Further details of this recently issued guidance are provided under “Adoption of New Accounting Pronouncements,” below.

See Note 9 for additional information regarding goodwill.

The Company offers various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 11 for additional information regarding sales inducements.

The majority of the Company’s reinsurance recoverables and payables are receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 13 for additional information about the Company’s reinsurance arrangements.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. See Note 7 for additional information on investments in operating joint ventures.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. See Note 10 for additional information regarding future policy benefits.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11, and certain unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 10 for additional information regarding policyholders’ account balances.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected, the components of which are discussed more fully in Note 12.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 11. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 11.

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Other Income

“Other income” includes asset management fees and securities and commodities commission revenues, which are recognized in the period in which the services are performed, interest earned on affiliated notes receivable, realized and unrealized gains and losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets,” and short-term investments that are marked-to-market through other income.

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).” Gains and losses from foreign currency transactions are reported in either “Accumulated other comprehensive income (loss)” or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used in a non-broker-dealer capacity, to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of net investments in foreign operations resulting from changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 21, all realized and unrealized changes in fair value of non-broker-dealer related derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives were also used in a derivative broker-dealer capacity in the Company’s global commodities group to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices and prices of securities and commodities. The Company’s global commodities group was sold on July 1, 2011. See Note 3 for further details. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Income from discontinued operations, net of taxes” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in “Accumulated other comprehensive income (loss)” if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.”

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 18 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In September 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the application of the goodwill impairment test. The updated guidance allows an entity to first perform a qualitative assessment to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is not necessary. However, if an entity concludes otherwise, then it must perform the first step of the two-step impairment test by calculating the fair value of the reporting unit and comparing the fair value with the carrying amount of the reporting unit. If the carrying amount of a reporting unit exceeds its fair value, then the entity is required to perform the second step of the goodwill impairment test to measure the impairment loss, if any. An entity has the option to bypass the qualitative assessment for any reporting unit in any period and to proceed directly to performing the first step of the two-step goodwill impairment test. An entity may resume performing the qualitative assessment in any subsequent period. The updated guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The Company’s early adoption of this guidance, as permitted, effective December 31, 2011, did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In December 2010, the FASB issued authoritative guidance for business combinations that modifies the first step of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform the second step of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with existing authoritative guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. This new guidance is effective for public entities for fiscal years, and interim periods within those years, beginning after December 15, 2010. The Company’s adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The required disclosures are included above and in Note 4. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. These disclosures are effective for the first interim or annual reporting period beginning on or after June 15, 2011, concurrent with the effective date of guidance for determining what constitutes a troubled debt restructuring. The disclosures required by this guidance related to troubled debt restructurings were adopted in the third quarter of 2011 and are included above and in Note 4.

In April 2010, the FASB issued authoritative guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company’s adoption of this guidance effective with the interim reporting period ending September 30, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2009 on January 1, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2010 on January 1, 2011. The required disclosures are provided in Note 19.

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a variable interest entity (“VIE”). In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. In February 2010, the FASB issued updated guidance which defers, except for disclosure requirements, the impact of this guidance for entities that (1) possess the attributes of an investment company, (2) do not require the reporting entity to fund losses, and (3) are not financing vehicles or entities that were formerly classified as qualified special purpose entities (“QSPE’s”). The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position and results of operations. The disclosures required by this revised guidance are provided in Note 5.

In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a QSPE from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of variable interest entities to qualifying special-purpose entities. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines “participating interest” to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Pronouncements

In December 2011, the FASB issued updated guidance regarding the disclosure of offsetting assets and liabilities. This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In December 2011, the FASB issued updated guidance clarifying the accounting for when a parent ceases to have a controlling financial interest in a subsidiary that is in substance real estate as a result of default on the subsidiary’s nonrecourse debt. This new guidance is effective for annual reporting periods beginning on or after June 15, 2012, and interim reporting periods within those years, and should be applied prospectively. Early adoption is permitted. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. In December 2011, the FASB issued updated guidance deferring the requirement to separately present reclassifications from the components of other comprehensive income to the components of net income on the face of the financial statements. Companies are still required to adopt the other requirements of the updated guidance. This updated guidance, with the exception of the requirement to separately present reclassifications from the components of other comprehensive income to the components of net income, is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied retrospectively. The Company expects this guidance to impact its financial statement presentation but not to impact the Company’s consolidated financial position or results of operations.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Company expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company’s adoption of this guidance effective January 1, 2012 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company will adopt this guidance effective January 1, 2012, and will apply the retrospective method of adoption. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and will have no impact on the Company’s cash flows.

3.	ACQUISITIONS AND DISPOSITIONS

Sale of investment in Wachovia Securities

On December 31, 2009 the Company completed the sale of its minority joint venture interest in Wachovia Securities. See Note 7 for more details on this transaction.

Discontinued Operations

Income (loss) from discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2011	2010	2009
	(in millions)
Global Commodities business(1)	$22	$30	$28
Real estate investments sold or held for sale(2)	(1)	12	1
Other(3)	—	—	(1)

Income from discontinued operations before income taxes	21	42	28
Income tax benefit	6	11	8

Income from discontinued operations, net of taxes	$15	$31	$20

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $14 million and $2 million, respectively, at December 31, 2011 and $15 million and $3 million, respectively, at December 31, 2010.

(1)	On April 6, 2011, the Company entered into a stock and asset purchase agreement with Jefferies Group, Inc. (“Jefferies”), pursuant to which the Company agreed to sell to Jefferies all of the issued and outstanding shares of capital stock of the Company’s subsidiaries that conduct its global commodities business (the “Global Commodities Business”) and certain assets that are primarily used in connection with the Global Commodities Business. Subsidiaries included in the sale are Prudential Bache Commodities, LLC, Prudential Bache Securities, LLC, Bache Commodities Limited, and Bache Commodities (Hong Kong) Ltd. On July 1, 2011, the Company completed the sale and received cash proceeds of $422 million, which includes a final purchase price true-up of $2 million received post closing. Included in the table above for the year ended December 31, 2011, are after-tax losses of $13 million recorded in connection with the sale of these operations, consisting of pre-tax losses of $12 million and income tax expense of $1 million.
(2)	Reflects the income or loss from discontinued real estate investments, primarily related to gains recognized on the sale of real estate properties.
(3)	Includes the results of the European retail transaction-oriented stockbrokerage and related activities of Prudential Securities Group, Inc as well as the Company’s healthcare business.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment.

4.	INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$8,144	$2,155	$—	$10,299	$—
Obligations of U.S. states and their political subdivisions	2,059	353	1	2,411	—
Foreign government bonds	1,718	384	6	2,096	1
Corporate securities	73,822	9,008	550	82,280	(19)
Asset-backed securities(1)	10,912	120	1,703	9,329	(1,122)
Commercial mortgage-backed securities	9,934	618	10	10,542	—
Residential mortgage-backed securities(2)	5,676	415	21	6,070	(12)

Total fixed maturities, available for sale	$112,265	$13,053	$2,291	$123,027	$(1,152)

Equity securities, available for sale	$4,153	$948	$184	$4,917

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)	Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings. Amount excludes $182 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI(3)

	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$9,467	$639	$264	$9,842	$—
Obligations of U.S. states and their political subdivisions	1,792	32	47	1,777	—
Foreign government bonds	1,846	351	9	2,188	1
Corporate securities	69,547	5,581	625	74,503	(30)
Asset-backed securities(1)	11,359	157	1,542	9,974	(1,305)
Commercial mortgage-backed securities	10,525	607	19	11,113	—
Residential mortgage-backed securities(2)	6,778	400	17	7,161	(13)

Total fixed maturities, available for sale	$111,314	$7,767	$2,523	$116,558	$(1,347)

Equity securities, available for sale	$4,243	$1,240	$51	$5,432

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)	Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings. Amount excludes $540 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2011, are as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$4,768	$4,816
Due after one year through five years	22,512	23,857
Due after five years through ten years	26,030	29,212
Due after ten years	32,433	39,201
Asset-backed securities	10,912	9,329
Commercial mortgage-backed securities	9,934	10,542
Residential mortgage-backed securities	5,676	6,070

Total	$112,265	$123,027

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2011	2010	2009
	(in millions)
Fixed maturities, available for sale
Proceeds from sales	$12,493	$7,807	$12,133
Proceeds from maturities/repayments	12,742	13,216	14,295
Gross investment gains from sales, prepayments, and maturities	797	580	510
Gross investment losses from sales and maturities	(102)	(51)	(303)

Equity securities, available-for-sale
Proceeds from sales	$2,349	$1,659	$783
Gross Investment gains from sales	439	308	182
Gross Investment losses from sales	(135)	(40)	(31)

Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(249)	$(394)	$(1,333)
Writedowns for impairments on equity securities	(30)	(40)	(724)

(1)	Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). For these securities the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

	Year Ended December 31,
	2011	2010
	(in millions)
Balance, beginning of period	$1,154	$1,520
Credit losses remaining in retained earnings related to adoption of new Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(252)	(280)
Credit loss impairments previously recognized on securities impaired to fair value during the period(1)	(29)	(329)
Credit loss impairment recognized in the current period on securities not previously impaired	29	17
Additional credit loss impairments recognized in the current period on securities previously impaired	260	190
Increases due to the passage of time on previously recorded credit losses	53	88
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(22)	(52)

Balance, end of period	$1,193	$1,154

(1)	Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2011		2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Short-term investments and cash equivalents	$951	$951	$697	$697
Fixed maturities:
Corporate securities	10,123	10,861	9,472	10,006
Commercial mortgage-backed securities	2,157	2,247	2,352	2,407
Residential mortgage-backed securities(1)	1,786	1,845	1,350	1,363
Asset-backed securities(2)	1,504	1,367	1,158	1,030
Foreign government bonds	100	106	97	101
U.S. government authorities and agencies and obligations of U.S. states	320	360	366	360

Total fixed maturities	15,990	16,786	14,795	15,267
Equity securities	17	12	90	73

Total trading account assets supporting insurance liabilities	$16,958	$17,749	$15,582	$16,037

(1)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(2)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” was $336 million, $372 million and $1,564 million during the years ended December 31, 2011, 2010 and 2009, respectively.

Other Trading Account Assets

The following table sets forth the composition of the “Other trading account assets” at December 31:

	2011		2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Fixed Maturities:
Asset-backed securities	271	272	168	175
Corporate securities	151	164	151	164
Commercial mortgage-backed securities	51	51	50	52
U.S. government authorities and agencies and obligations of U.S. states	23	12	200	202

Total fixed maturities	496	499	569	593
Equity securities	207	211	209	226

Subtotal	$703	$710	$778	$819

Derivative instruments		4,345		4,358

Total other trading account assets	$703	$5,055	$778	$5,177

The net change in unrealized gains (losses) from other trading account assets, excluding derivative instruments, still held at period end, recorded within “Other income” was $(34) million, $7 million and $78 million during the years ended December 31, 2011, 2010 and 2009, respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows at December 31:

	2011		2010
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Commercial and Agricultural mortgage loans by property type:
Office buildings	$5,790	20.0%	$5,259	19.6%
Retail stores	6,804	23.6	5,900	22.0
Apartments/Multi-Family	4,027	13.9	4,071	15.1
Industrial buildings	6,415	22.2	6,079	22.6
Hospitality	1,420	4.9	1,511	5.6
Other	2,459	8.5	2,235	8.3

Total commercial mortgage loans	26,915	93.1	25,055	93.2
Agricultural property loans	1,988	6.9	1,837	6.8

Total commercial mortgage and agricultural loans	28,903	100.0%	26,892	100.0%

Valuation allowance	(267)		(374)

Total net commercial mortgage and agricultural loans	28,636		26,518

Other loans
Uncollateralized loans	145		121
Residential property loans	7		8
Other collateralized loans	—		—

Total other loans	152		129
Valuation allowance	(1)		—

Total net other loans	151		129

Total commercial mortgage and other loans	$28,787		$26,647

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States, Canada and Asia with the largest concentrations in California (28%), New York (11%) and Texas (7%) at December 31, 2011.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	2011(1)
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for losses, beginning of year	$366	$8	$—	$—	$—	$374
Addition to / (release of) allowance of losses	(112)	5	—	—	1	(106)
Charge-offs, net of recoveries	—	—	—	—	—	—
Change in foreign exchange	—	—	—	—	—	—

Allowance for losses, end of year	$254	$13	$—	$—	$1	$268

	2010(1)
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for losses, beginning of year	$478	$—	$—	$—	$1	$479
Addition to / (release of) allowance of losses	(112)	8	—	—	(1)	(105)
Charge-offs, net of recoveries	—	—	—	—	—	—
Change in foreign exchange	—	—	—	—	—	—

Allowance for losses, end of year	$366	$8	$—	$—	$—	$374

2009(1)
Total
(in millions)
Allowance for losses, beginning of year	$168
Addition to / (release of) allowance of losses	411
Charge-offs, net of recoveries	(100)
Change in foreign exchange	—

Allowance for losses, end of year	$479

(1)	Valuation allowances for 2011 and 2010 are presented in a format consistent with new disclosure requirements under the updated guidance issued by the FASB in 2011. Valuation allowances for 2009 are provided consistent with the prior presentation.

The following table sets forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, for the years ended December 31:

	2011
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment	$88	$6	$—	$—	$—	$94
Ending balance: collectively evaluated for impairment	166	7	—	—	1	174

Ending balance: loans acquired with deteriorated credit quality	—	—	—	—	—	—

Total ending balance	$254	$13	$—	$—	$1	$268

Recorded Investment:(1)
Ending balance gross of reserves: individually evaluated for impairment	$715	$36	$—	$—	$—	$751
Ending balance gross of reserves: collectively evaluated for impairment	26,200	1,952	7	—	145	28,304
Ending balance gross of reserves: loans acquired with deteriorated credit quality	—	—	—	—	—	—

Total ending balance, gross of reserves	$26,915	$1,988	$7	$—	$145	$29,055

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

	2010
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment	$141	$—	$—	$—	$—	$141
Ending balance: collectively evaluated for impairment	225	8	—	—	—	233
Ending balance: loans acquired with deteriorated credit quality	—	—	—	—	—	—

Total ending balance	$366	$8	$—	$—	$—	$374

Recorded Investment:(1)
Ending balance gross of reserves: individually evaluated for impairment	$845	$31	$—	$—	$—	$876
Ending balance gross of reserves: collectively evaluated for impairment	24,210	1,806	8	—	121	26,145
Ending balance gross of reserves: loans acquired with deteriorated credit quality	—	—	—	—	—	—

Total ending balance, gross of reserves	$25,055	$1,837	$8	$—	$121	$27,021

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, 2011 are as follows:

Impaired Commercial Mortgage and Other Loans

	Year Ended December 31, 2011
	Recorded Investment (1)	Unpaid Principal Balance	Related Allowance	Average Recorded Investment Before Allowance (2)	Interest Income Recognized (3)
	(in millions)
With no related allowance recorded:
Commercial mortgage loans:
Hospitality	—	—	—	22	—

Total commercial mortgage loans	—	—	—	22	—

Agricultural property loans	—	—	—	1	—

Total with no related allowance	$—	$—	$—	$23	$—

With an allowance recorded:
Commercial mortgage loans:
Industrial	$54	$54	$19	$33	$1
Retail	32	32	—	69	—
Office	39	39	3	31	—

	00000000	00000000	00000000	00000000	00000000
Apartments/Multi-Family	19	19	3	31	1
Hospitality	129	129	55	168	—
Other	39	39	8	51	1

Total commercial mortgage loans	312	312	88	383	3

Agricultural property loans	10	10	6	7	(1)

Total with related allowance	$322	$322	$94	$390	$2

Total:
Commercial mortgage loans	$312	$312	$88	$406	$2
Agricultural property loans	10	10	6	8	—

Total	$322	$322	$94	$414	$2

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Non-performing commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

Impaired Commercial Mortgage and Other Loans

	Year Ended December 31, 2010
	Recorded Investment (1)	Unpaid Principal Balance	Related Allowance
	(in millions)
With no related allowance recorded:
Commercial mortgage loans:
Industrial	$—	$—	$—
Retail	—	—	—
Office	—	—	—
Apartments/Multi-Family	—	—	—
Hospitality	64	64	—
Other	—	—	—

Total commercial mortgage loans	$64	$64	$—

Agricultural property loans	$1	1	—
Residential property loans	—	—	—
Other collateralized loans	—	—	—
Uncollateralized loans	—	—	—

Total with no related allowance	$1	$1	$—

With an allowance recorded:
Commercial mortgage loans:
Industrial	$18	$18	$18
Retail	102	102	16
Office	28	28	7
Apartments/Multi-Family	47	47	6
Hospitality	194	194	76
Other	60	60	18

Total commercial mortgage loans	$449	$449	$141

	00000000	00000000	00000000
Agricultural property loans	$—	$—	$—
Residential property loans	—	—	—
Other collateralized loans	—	—	—
Uncollateralized loans	—	—	—

Total with related allowance	$—	$—	$—

Total:
Commercial mortgage loans	$513	$513	$141
Agricultural property loans	1	1	—
Residential property loans	—	—	—
Other collateralized loans	—	—	—
Uncollateralized loans	—	—	—

Total	$514	$514	$141

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $271 million for 2010. Net investment income recognized on these loans totaled $20 million for the year ended December 31, 2010. See Note 2 for information regarding the Company’s accounting policies for commercial mortgage and other loans.

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $460 million for 2009. Net investment income recognized on these loans totaled $24 million for 2009. See Note 2 for information regarding the Company’s accounting policies for commercial mortgage and other loans.

The following tables set forth the credit quality indicators as of December 31, 2011, based upon the recorded investment gross of allowance for credit losses.

Commercial Mortgage Loans - Industrial Buildings

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$544	$307	$198	$244	$14	$47	$1,354
50%-59.99%	283	82	294	246	53	43	1,001
60%-69.99%	757	275	350	287	322	105	2,096
70%-79.99%	175	85	136	400	358	95	1,249
80%-89.99%	—	—	—	106	56	236	398
90%-100%	19	—	—	—	—	156	175
Greater than 100%	16	—	—	—	7	119	142

Total Industrial	$1,794	$749	$978	$1,283	$810	$801	$6,415

Commercial Mortgage Loans - Retail

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$1,152	$241	$477	$85	$14	$3	$1,972
50%-59.99%	561	488	559	55	37	4	1,704
60%-69.99%	323	499	694	476	73	17	2,082
70%-79.99%	—	46	281	570	18	—	915
80%-89.99%	—	—	—	9	17	23	49
90%-100%	—	—	—	—	5	40	45
Greater than 100%	—	—	—	8	29	—	37

Total Retail	$2,036	$1,274	$2,011	$1,203	$193	$87	$6,804

Commercial Mortgage Loans - Office

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$1,688	$346	$176	$118	$5	$31	$2,364
50%-59.99%	425	103	196	180	16	10	930
60%-69.99%	530	361	70	431	51	27	1,470
70%-79.99%	64	—	24	15	612	14	729
80%-89.99%	—	—	—	114	52	54	220
90%-100%	—	—	—	—	—	17	17
Greater than 100%	—	—	17	31	8	4	60

Total Office	$2,707	$810	$483	$889	$744	$157	$5,790

Commercial Mortgage Loans - Apartments/Multi-Family

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$687	$166	$252	$141	$163	$51	$1,460
50%-59.99%	96	14	218	147	57	31	563
60%-69.99%	166	10	259	279	65	88	867
70%-79.99%	67	77	111	511	83	44	893
80%-89.99%	—	—	—	27	—	42	69
90%-100%	—	—	—	—	—	67	67
Greater than 100%	—	—	—	—	—	108	108

Total Multi Family/Apartment	$1,016	$267	$840	$1,105	$368	$431	$4,027

Commercial Mortgage Loans - Hospitality

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$134	$151	$—	$115	$22	$—	$422
50%-59.99%	51	—	—	9	57	—	117
60%-69.99%	—	—	45	348	11	—	404
70%-79.99%	6	—	—	—	118	61	185
80%-89.99%	—	—	72	46	27	36	181
90%-100%	—	—	—	—	19	15	34
Greater than 100%	—	—	—	—	—	77	77

Total Hospitality	$191	$151	$117	$518	$254	$189	$1,420

Commercial Mortgage Loans - Other

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$295	$31	$3	$74	$1	$1	$405
50%-59.99%	49	185	14	7	—	—	255
60%-69.99%	111	157	280	268	118	7	941
70%-79.99%	271	—	187	245	13	—	716
80%-89.99%	—	—	61	21	11	5	98
90%-100%	—	19	—	—	8	15	42
Greater than 100%	—	—	—	—	2	—	2

Total Other	$726	$392	$545	$615	$153	$28	$2,459

Commercial Mortgage Loans - Agricultural

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$375	$120	$334	$412	$153	$—	$1,394
50%-59.99%	70	108	8	37	—	3	226
60%-69.99%	155	4	179	—	—	—	338
70%-79.99%	—	—	—	—	—	—	—
80%-89.99%	—	—	—	—	—	—	—
90%-100%	—	—	—	—	—	30	30
Greater than 100%	—	—	—	—	—	—	—

Total Agricultural Property Loans	$600	$232	$521	$449	$153	$33	$1,988

Total Commercial Mortgage and Agricultural Loans

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$4,875	$1,362	$1,440	$1,189	$372	$133	$9,371
50%-59.99%	1,535	980	1,289	681	220	91	4,796
60%-69.99%	2,042	1,306	1,877	2,089	640	244	8,198
70%-79.99%	583	208	739	1,741	1,202	214	4,687
80%-89.99%	—	—	133	323	163	396	1,015
90%-100%	19	19	—	—	32	340	410
Greater than 100%	16	—	17	39	46	308	426

Total Commercial Mortgage and Agricultural	$9,070	$3,875	$5,495	$6,062	$2,675	$1,726	$28,903

The following tables set forth the credit quality indicators as of December 31, 2010, based upon the recorded investment gross of allowance for credit losses.

Commercial Mortgage Loans - Industrial Buildings

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$616	$307	$184	$190	$15	$23	$1,335
50%-59.99%	304	59	145	178	45	49	780
60%-69.99%	355	89	485	366	180	113	1,588
70%-79.99%	71	76	528	504	193	200	1,572
80%-89.99%	—	—	17	136	88	255	496
90%-100%	—	—	—	—	46	131	177
Greater than 100%	16	—	—	7	—	108	131

Total Industrial	$1,362	$531	$1,359	$1,381	$567	$879	$6,079

Commercial Mortgage Loans - Retail

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$604	$328	$390	$87	$28	$4	$1,441
50%-59.99%	551	158	387	52	153	1	1,302
60%-69.99%	316	382	436	326	37	4	1,501
70%-79.99%	65	47	388	552	131	—	1,183
80%-89.99%	—	—	65	93	83	—	241
90%-100%	—	—	—	9	29	21	59
Greater than 100%	—	—	—	6	125	42	173

Total Retail	$1,536	$915	$1,666	$1,125	$586	$72	$5,900

Commercial Mortgage Loans - Office

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$1,743	$49	$310	$137	$17	$7	$2,263
50%-59.99%	182	197	192	106	46	17	740
60%-69.99%	136	222	103	156	16	46	679
70%-79.99%	16	—	79	172	589	1	857
80%-89.99%	—	—	—	371	39	25	435
90%-100%	—	—	—	—	174	48	222
Greater than 100%	—	—	—	28	17	18	63

Total Office	$2,077	$468	$684	$970	$898	$162	$5,259

Commercial Mortgage Loans - Apartments/Multi-Family

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$701	$184	$326	$178	$199	$56	$1,644
50%-59.99%	16	—	108	162	57	9	352
60%-69.99%	96	17	170	225	101	27	636
70%-79.99%	62	47	113	186	107	45	560
80%-89.99%	—	—	44	43	254	100	441
90%-100%	20	—	—	—	10	120	150
Greater than 100%	—	—	—	—	—	288	288

Total Multi Family/Apartment	$895	$248	$761	$794	$728	$645	$4,071

Commercial Mortgage Loans - Hospitality

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio	(in millions)
0%-49.99%	$143	$—	$128	$121	$—	$27	$419
50%-59.99%	21	—	—	—	—	—	21
60%-69.99%	—	36	52	156	59	11	314
70%-79.99%	—	—	6	243	—	—	249
80%-89.99%	—	—	72	—	71	101	244
90%-100%	—	—	—	—	—	87	87
Greater than 100%	—	—	—	46	32	99	177

Total Hospitality	$164	$36	$258	$566	$162	$325	$1,511

Commercial Mortgage Loans - Other

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio	(in millions)
0%-49.99%	$338	$—	$10	$18	$1	$1	$368
50%-59.99%	40	14	25	59	—	—	138
60%-69.99%	57	193	37	424	123	7	841
70%-79.99%	3	67	188	72	74	—	404
80%-89.99%	133	—	45	136	10	6	330
90%-100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	38	24	92	154

Total Other	$571	$274	$305	$747	$232	$106	$2,235

Commercial Mortgage Loans - Agricultural

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio	(in millions)
0%-49.99%	$397	$107	$349	$477	$108	$6	$1,444
50%-59.99%	38	124	15	26	—	—	203
60%-69.99%	161	—	—	—	29	—	190
70%-79.99%	—	—	—	—	—	—	—
80%-89.99%	—	—	—	—	—	—	—
90%-100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total Agricultural Property Loans	$596	$231	$364	$503	$137	$6	$1,837

Total Commercial Mortgage and Agricultural Loans

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio	(in millions)
0%-49.99%	$4,542	$975	$1,697	$1,208	$368	$124	$8,914
50%-59.99%	1,152	552	872	583	301	76	3,536
60%-69.99%	1,121	939	1,283	1,653	545	208	5,749
70%-79.99%	217	237	1,302	1,729	1,094	246	4,825
80%-89.99%	133	—	243	779	545	487	2,187
90%-100%	20	—	—	9	259	407	695
Greater than 100%	16	—	—	125	198	647	986

Total Commercial Mortgage and Agricultural	$7,201	$2,703	$5,397	$6,086	$3,310	$2,195	$26,892

See Note 2 for further discussion regarding the credit quality of other loans.

The following table provides an aging of past due commercial mortgage and other loans as of December 31, 2011, based upon the recorded investment gross of allowance for credit losses.

	As of December 31, 2011
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Day - Accruing	Greater Than 90 Day - Not Accruing	Total Past Due Due	Total Commercial Mortgage and other Loans
	(in millions)
Commercial mortgage loans:
Industrial	$6,413	$—	$2	$—	$—	$2	$6,415
Retail	6,799	—	—	—	5	5	6,804
Office	5,769	5	—	—	16	21	5,790
Apartments/Multi-Family	3,981	—	—	—	46	46	4,027
Hospitality	1,420	—	—	—	—	—	1,420
Other	2,409	13	10	—	27	50	2,459

Total commercial mortgage loans	$26,791	$18	$12	$—	$94	$124	$26,915

Agricultural property loans	$1,956	$—	$1	$1	$30	$32	$1,988
Residential property loans	1	5	—	—	1	6	7
Other collateralized loans	—	—	—	—	—	—	—
Uncollateralized loans	145	—	—	—	—	—	145

Total	$28,893	$23	$13	$1	$125	$162	$29,055

	As of December 31, 2010
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Day - Accruing	Greater Than 90 Day -Not Accruing	Total Past Due Due	Total Commercial Mortgage and other Loans
	(in millions)
Commercial mortgage loans:
Industrial	$6,079	$—	$—	$—	$—	$—	$6,079
Retail	5,834	61	—	—	5	66	5,900
Office	5,237	22	—	—	—	22	5,259
Apartments/Multi-Family	4,070	—	—	—	1	1	4,071
Hospitality	1,405	11	10	—	85	106	1,511
Other	2,165	17	—	—	53	70	2,235

Total commercial mortgage loans	$24,790	$111	$10	$—	$144	$265	$25,055

Agricultural property loans	$1,805	$2	$—	$—	$30	$32	$1,837
Residential property loans	3	4	—	—	1	5	8
Other collateralized loans	—	—	—	—	—	—	—
Uncollateralized loans	121	—	—	—	—	—	121

Total	$26,719	$117	$10	$—	$175	$302	$27,021

See Note 2 for further discussion regarding nonaccrual status loans. The following table sets forth commercial mortgage and other loans on nonaccrual status, based upon the recorded investment gross of allowance for credit losses, for the years ended December 31.

	2011	2010
	(in millions)
Commercial mortgage loans:
Industrial	$54	$43
Retail	16	102
Office	47	44
Apartments/Multi-Family	46	49
Hospitality	156	258
Other	60	77

Total commercial mortgage loans	379	573

Agricultural property loans	35	30
Residential property loans	1	1
Other collateralized loans	—	—
Uncollateralized loans	—	—

Total	$415	$604

The following table sets forth the commercial mortgage and other loans acquired and sold for the year ended December 31, 2011:

	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Acquired(1)	$—	$—	$—	$—	$—	$—
Sold(2)	—	—	—	2	—	2

(1)	Reported at purchase price of commercial mortgage and other loans acquired.
(2)	Reported at book value of commercial mortgage and other loans sold.

The following tables provide information about commercial mortgage and other loans involved in a trouble debt restructuring as of the dates indicated. The pre-modification outstanding recorded investment has been adjusted for any partial payoffs, and the table excludes troubled debt restructurings where we have received assets, other than loans, in full satisfaction of the loan. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

	Three Months Ended December 31, 2011		Year Ended December 31, 2011
	Adjusted Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment	Adjusted Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
	(in millions)
Commercial mortgage loans:
Industrial	$—	$—	$—	$—
Retail	—	—	106	94
Office	—	—	—	—
Apartments/Multi-Family	—	—	—	—
Hospitality	55	46	76	65
Other	35	30	63	49

Total commercial mortgage loans	90	76	245	208

Agricultural property loans	2	2	2	2
Residential property loans	—	—	—	—
Other collateralized loans	—	—	—	—
Uncollateralized loans	—	—	—	—

Total	$92	$78	$247	$210

The amount of payment defaults during the period on commercial mortgage and other loans that were modified as a troubled debt restructuring within the last 12 months was less than $1 million as of December 31, 2011.

As of December 31, 2011, the Company committed to fund $5 million to borrowers that have been involved in a troubled debt restructuring.

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2011	2010
	(in millions)
Joint ventures and limited partnerships:
Real estate related	$481	$421
Non-real estate related	2,567	2,261

Total joint ventures and limited partnerships	3,048	2,682
Real estate held through direct ownership	31	15
Other	745	788

Total other long-term investments	$3,824	$3,485

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures that are disclosed in more detail in Note 7. Changes between periods in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,
	2011	2010
	(in millions)
STATEMENT OF FINANCIAL POSITION
Investments in real estate	$4,365	$4,136
Investments in securities	13,139	10,454
Cash and cash equivalents	521	369
Receivables	292	192
Property and equipment	—	—
Other assets(1)	687	684

Total assets	$19,004	$15,835

Borrowed funds-third party	$1,830	$1,868
Borrowed funds-Prudential	—	49
Payables	271	275
Other liabilities(2)	1,486	1,606

Total liabilities	3,587	3,798
Partners’ capital	15,417	12,037

Total liabilities and partners’ capital	$19,004	$15,835

Total liabilities and partners’ capital included above	$2,122	$2,208
Equity in limited partnership interests not included above	189	197

Carrying value	$2,311	$2,405

(1)	Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2)	Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.

	Years ended December 31,
	2011	2010	2009
	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$805	$353	$(325)
Income from securities investments	1,228	1,104	9,529
Income from other	13	21	78
Interest expense	(87)	(108)	(460)
Depreciation	—	(4)	(7)
Management fees/salary expense	(109)	(95)	(4,409)
Other expenses	(136)	(533)	(4,563)

Net earnings(losses)	$1,714	$738	$(157)

Equity in net earnings (losses) included above(1)	$335	$89	$2,194
Equity in net earnings (losses) of limited partnership interests not included above	30	73	(28)

Total equity in net earnings(losses)	$365	$162	$2,166

(1)	The year ended December 31, 2009 includes a $2.247 billion pre-tax gain related to the sale of the Company’s minority joint venture interest in Wachovia Securities, not included in the detailed financial lines above. See Note 7 for additional information regarding this sale.

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2011	2010	2009
	(in millions)
Fixed maturities, available-for-sale	$5,918	$5,945	$6,039
Fixed maturities, held-to-maturity	9	—	—
Equity securities, available-for-sale	204	215	216
Trading account assets	774	741	738
Commercial mortgage and other loans	1,670	1,644	1,653
Policy loans	466	469	479
Short-term investments and cash equivalents	14	18	69
Other long-term investments	94	19	(237)

Gross investment income	9,149	9,051	8,957
Less investment expenses	(387)	(371)	(377)

Net investment income	$8,762	$8,680	$8,580

Carrying value for non-income producing assets included in fixed maturities totaled $209 million as of December 31, 2011. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2011.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for years ended December 31, were from the following sources:

	2011	2010	2009
	(in millions)
Fixed maturities	$447	$135	$(1,126)
Equity securities	275	228	(574)
Commercial mortgage and other loans	94	78	(358)
Investment real-estate	—	—	—
Joint ventures and limited partnerships	(10)	(31)	(39)
Derivatives(1)	549	848	(501)
Other	10	5	3

Realized investment gains (losses), net	$1,365	$1,263	$(2,595)

(1)	Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity or termination.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss),” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Valuation of Business Acquired	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2008	$—	$—	$—	$—	$—	$—
Cummulative impact of the adoption of new authoritative guidance on January 1, 2009	(1,012)	9	1		343	(659)
Net investment gains (losses) on investments arising during the period	565				(203)	362
Reclassification adjustment for (gains) losses included in net income	925				(333)	592
Reclassification adjustment for OTTI losses excluded from net income(1)	(1,630)				587	(1,043)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		156			(56)	100
Impact of net unrealized investment (gains) losses on future policy benefits			1		—	1
Impact of net unrealized investment (gains) losses on policyholders’ dividends				—	—	—

Balance, December 31, 2009	$(1,152)	$165	$2	$—	$338	$(647)
Net investment gains (losses) on investments arising during the period	3				(1)	2
Reclassification adjustment for (gains) losses included in net income	393				(138)	255
Reclassification adjustment for OTTI losses excluded from net income(1)	(51)				18	(33)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		(158)			55	(103)
Impact of net unrealized investment (gains) losses on future policy benefits			(7)		2	(5)

	00000000	00000000	00000000	00000000	00000000	00000000
Impact of net unrealized investment (gains) losses on policyholders’ dividends				334	(117)	217

Balance, December 31, 2010	$(807)	$7	$(5)	$334	$157	$(314)
Net investment gains (losses) on investments arising during the period	(376)				132	(244)
Reclassification adjustment for (gains) losses included in net income	265				(93)	172
Reclassification adjustment for OTTI losses excluded from net income(1)	(52)				18	(34)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		—			—	—
Impact of net unrealized investment (gains) losses on future policy benefits			18		(6)	12
Impact of net unrealized investment (gains) losses on policyholders’ dividends				132	(46)	86

Balance, December 31, 2011	$(970)	$7	$13	$466	$162	$(322)

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Valuation of Business Acquired	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2008	$(10,471)	$1,487	$(351)	$432	$3,082	$(5,821)
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(320)	15	4	418	(33)	84
Net investment gains (losses) on investments arising during the period	11,564				(3,876)	7,688
Reclassification adjustment for (gains) losses included in net income	797				(279)	518
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired	1,630				(587)	1,043
Impact of net unrealized investment (gains) losses on future policy benefits		(1,943)			681	(1,262)
Impact of net unrealized investment (gains) losses on policyholders’ dividends			(177)		62	(115)
Purchase of fixed maturities from an affiliate				(850)	298	(552)

Balance, December 31, 2009	$3,200	$(441)	$(524)	$—	$(652)	$1,583
Net investment gains (losses) on investments arising during the period	5,089				(1,753)	3,336
Reclassification adjustment for (gains) losses included in net income	(750)				262	(488)
Reclassification adjustment for OTTI losses excluded from net income(2)	51				(18)	33
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		10			(4)	6
Impact of net unrealized investment (gains) losses on future policy benefits			(411)		144	(267)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(2,450)	858	(1,592)

Balance, December 31, 2010	$7,590	$(431)	$(935)	$(2,450)	$(1,163)	$2,611

	00000000	00000000	00000000	00000000	00000000	00000000
Net investment gains (losses) on investments arising during the period	6,019				(2,119)	3,900
Reclassification adjustment for (gains) losses included in net income	(967)				338	(629)
Reclassification adjustment for OTTI losses excluded from net income(2)	52				(18)	34
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		(276)			97	(179)
Impact of net unrealized investment (gains) losses on future policy benefits			(401)		140	(261)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(1,863)	652	(1,211)

Balance, December 31, 2011	$12,694	$(707)	$(1,336)	$(4,313)	$(2,073)	$4,265

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

	2011	2010	2009
	(in millions)
Fixed maturity securities on which an OTTI loss has been recognized	$(970)	$(807)	$(1,152)
Fixed maturity securities, available for sale - all other	11,732	6,052	2,004
Equity securities, available for sale	764	1,189	860
Derivatives designated as cash flow hedges (1)	2	(174)	(242)
Other investments (2)	196	523	578

Net unrealized gains (losses) on investments	$11,724	$6,783	$2,048

(1)	See Note 21 for more information on cash flow hedges.
(2)	Includes net unrealized gains on certain joint ventures that are strategic in nature and are included in “Other Assets.”

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$495	$—	$—	$—	$495	$—
Obligations of U.S. states and their political subdivisions	5	—	5	1	10	1
Foreign government bonds	42	2	22	4	64	6
Corporate securities	5,786	249	2,524	301	8,310	550
Commercial mortgage-backed securities	194	3	176	7	370	10
Asset-backed securities	2,482	33	3,839	1,670	6,321	1,703
Residential mortgage-backed securities	97	8	218	13	315	21

Total	$9,101	$295	$6,784	$1,996	$15,885	$2,291

	2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$3,275	$196	$294	$68	$3,569	$264
Obligations of U.S. states and their political subdivisions	989	41	53	6	1,042	47
Foreign government bonds	50	3	37	6	87	9
Corporate securities	7,585	253	4,279	372	11,864	625
Commercial mortgage-backed securities	503	7	101	12	604	19
Asset-backed securities	1,247	15	5,073	1,527	6,320	1,542
Residential mortgage-backed securities	583	9	235	8	818	17

Total	$14,232	$524	$10,072	$1,999	$24,304	$2,523

The gross unrealized losses at December 31, 2011 and 2010 are composed of $1,117 million and $1,441 million related to high or highest quality securities based on NAIC or equivalent rating and $1,174 million and $1,082 million related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2011, $1,721 million of the gross unrealized losses represented declines in value of greater than 20%, $270 million of which had been in that position for less than six months, as compared to $1,383 million at December 31, 2010, that represented declines in value of greater than 20%, $97 million of which had been in that position for less than six months. At December 31, 2011, the $1,996 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and in the public utilities sectors of the Company’s corporate securities. At December 31, 2010, the $1,999 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2011 and 2010. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2011, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

	2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Equity securities, available-for-sale	$1,082	$184	$—	$—	$1,082	$184

	2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Equity securities, available-for-sale	$505	$44	$56	$7	$561	$51

At December 31, 2011, $113 million of the gross unrealized losses represented declines of greater than 20%, $108 million of which had been in that position for less than six months. At December 31, 2010, $17 million of the gross unrealized losses represented declines of greater than 20%, $12 million of which had been in that position for less than six months. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2011 and 2010. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2011 and 2010.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2011	2010
	(in millions)
Fixed maturities(1)	$10,740	$10,010
Trading account assets supporting insurance liabilities	738	276
Other trading account assets	15	321
Separate account assets	4,073	4,082
Equity securities	276	334

Total securities pledged	$15,842	$15,023

(1)	Includes $4 million and $132 million of fixed maturity securities classified as short-term investments at December 31, 2011 and 2010, respectively.

As of December 31, 2011, the carrying amount of the associated liabilities supported by the pledged collateral was $15,462 million. Of this amount, $6,031 million was “Securities sold under agreements to repurchase,” $4,160 million was “Separate account liabilities,” $2,847 million was “Cash collateral for loaned securities,” $725 million was “Long-term debt,” $199 million was “Short-term debt,” and $1,500 million was “Policyholders’ account balances,”. As of December 31, 2010, the carrying amount of the associated liabilities supported by the pledged collateral was $14,565 million. Of this amount, $5,885 million was “Securities sold under agreements to repurchase,” $4,082 million was “Separate account liabilities,” $1,929 million was “Cash collateral for loaned securities,” $725 million was “Long-term debt,” $275 million was “Short-term debt,” $1,500 million was “Policyholders’ account balances,” and $169 million was “Other liabilities.”

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $2,077 million and $1,622 million at December 31, 2011 and 2010, respectively, all of which, for both periods, had either been sold or repledged.

Assets of $21 million and $58 million at December 31, 2011 and 2010, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $596 million and $694 million at December 31, 2011 and 2010, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $184 million and $630 million at December 31, 2011 and 2010, respectively. These amounts include member and activity based stock associated with memberships in the Federal Home Loan Bank of New York and Boston. Restricted cash and securities of $34 million and $2,900 million at December 31, 2011 and 2010, respectively, were included in “Other assets.” The restricted cash and securities for December 31, 2010 primarily represent funds, associated with the sold Global Commodities Business, deposited by clients or accruing to clients as a result of trades or contracts.

5.	VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE. There are currently two models for determining whether or not the Company is the “primary beneficiary” of a VIE. The first relates to those VIE’s that have the characteristics of an investment company and for which certain other conditions are true. These conditions are that (1) the Company does not have the implicit or explicit obligation to fund losses of the VIE and (2) the VIE is not a securitization entity, asset-backed financing entity or an entity that was formerly considered a qualified special-purpose entity. In this model the Company is the primary beneficiary if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns and would be required to consolidate the VIE.

For all other VIE’s, the Company is the primary beneficiary if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. If both conditions are present the Company would be required to consolidate the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. The Company’s position in the capital structure and/or relative size indicates that the Company is the primary beneficiary. The Company is not required to provide, and has not provided material financial or other support to these VIEs. The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of these consolidated VIEs are reported. The creditors of each consolidated VIE have recourse only to the assets of that VIE.

	December 31,
	2011	2010
	(in millions)
Fixed maturities, available for sale	$—	$14
Trading account assets supporting insurance liabilities	8	9
Other long-term investments	14	6
Cash and cash equivalents	—	(2)
Separate account assets	—	4

Total assets of consolidated VIEs	$22	$31

Separate account liabilities	$—	$4

Total liabilities of consolidated VIEs	$—	$4

In addition, not reflected in the table above, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The trust is the beneficiary of an indemnity agreement with the Company that provides that the Company is responsible for costs related to the notes issued with limited exception. As a result, the Company has determined that it is the primary beneficiary of the trust, which is therefore consolidated.

The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $3,197 million and $3,509 million at December 31, 2011 and 2010, respectively, is classified within “Policyholders’ account balances.” Creditors of the trust have recourse to Prudential Insurance if the trust fails to make contractual payments on the medium-term notes. The Company has not provided material financial or other support that was not contractually required to the trust.

Unconsolidated Variable Interest Entities

The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $394 million and $389 million at December 31, 2011 and 2010, respectively. These investments are reflected in “Fixed maturities, available for sale.” The fair value of assets held within these unconsolidated VIEs was $3,615 million and $3,813 million as of December 31, 2011 and 2010, respectively. There are no liabilities associated with these unconsolidated VIEs on the Company’s balance sheet.

The Company has an investment in a note receivable issued by an affiliated VIE. This VIE issued notes to the Company in consideration for certain fixed maturity assets sold by the Company in December 2009. The total assets of this VIE at December 31, 2011 and 2010 were approximately $1.0 billion and $1.5 billion, respectively, and primarily consisted of fixed maturity securities. The market value and book value of the notes issued by the VIE and held by the Company at December 31, 2011 and 2010 was $0.6 billion and $1.1 billion, respectively. The Company’s maximum exposure to loss was $0.6 billion and $1.1 billion as of December 31, 2011 and 2010, respectively.

In the normal course of its activities, the Company will invest in joint ventures and limited partnerships. These ventures include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not required to consolidate these entities because either (1) it does not control them or (2) it does not have the obligation to absorb losses of the entities that could be potentially significant to the entities or the right to receive benefits from the entities that could be potentially significant. The Company classifies these investments as “Other long-term investments” and its maximum exposure to loss associated with these entities was $3,048 million and $2,683 million as of December 31, 2011 and 2010, respectively.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 4 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

Included among these structured investments are asset-backed securities issued by VIEs that manage investments in the European market. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of assets and related investment activity. The market value of these VIEs was approximately $2.6 billion and $5.0 billion as of December 31, 2011 and 2010, respectively, and these VIEs were financed primarily through the issuance of notes similar to those purchased by the Company. The Company generally accounts for these investments as available for sale fixed maturities containing embedded derivatives that are bifurcated and marked-to-market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $657 million and $746 million at December 31, 2011 and 2010, respectively, which includes the fair value of the embedded derivatives.

6.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2011	2010	2009
	(in millions)
Balance, beginning of year	$8,267	$7,314	$8,538
Capitalization of commissions, sales and issue expenses	1,973	1,578	1,053
Amortization	(1,455)	(475)	(483)
Change in unrealized investment gains and losses	(280)	(150)	(1,760)
Other (1)	—	—	(34)

Balance, end of year	$8,505	$8,267	$7,314

(1)	Other represents DAC written off against additional paid in capital under Funding Agreement termination.

7.	INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. Investments in operating joint ventures include an indirect investment in China Pacific Group, and prior to its sale on December 31, 2009, also included the Company’s investment in Wachovia Securities. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 4.

Investment in China Pacific Group

The Company has made an indirect investment in China Pacific Group, a Chinese insurance operation. The carrying value of this operating joint venture was $126 million and $459 million, as of December 31, 2011 and 2010, respectively. The indirect investment in China Pacific Group includes unrealized changes in market value, which are included in accumulated other comprehensive income and relate to the market price of China Pacific Group’s publicly traded shares, which began trading on the Shanghai Exchange in 2007 and since the fourth quarter of 2009 are trading on the Hong Kong exchange. The Company recognized combined after-tax equity earnings from this operating joint venture of $156 million, $46 million and $3 million for the years ended December 31, 2011, 2010 and 2009, respectively. Dividends received from this investment were $3 million, $5 million and $5 million for the years ended December 31, 2011, 2010 and 2009, respectively. In December 2010, a consortium of investors including the Company sold approximately 16% of its holdings, resulting in a pre-tax gain of $66 million to the Company, and sold approximately 50% of its original holdings in 2011, resulting in a pre-tax gain of $237 million to the Company.

Former Investment in Wachovia Securities

On December 31, 2009, the Company completed the sale of its minority joint venture interest in Wachovia Securities (including Wells Fargo Advisors) to Wells Fargo. For the year ended December 31, 2009, “Equity in earnings of operating joint ventures, net of taxes” includes the associated pre-tax gain on the sale of $2.247 billion. In addition, “General and administrative expenses” includes certain one-time costs related to the sale of the joint venture interest of $104 million, for pre-tax compensation costs and costs related to increased contributions to the Company’s charitable foundation.

8.	VALUATION OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

	2011	2010	2009
	(in millions)
Balance, beginning of year	$277	$285	$437
Amortization(1)	(43)	(25)	(171)
Interest(2)	16	17	19

Balance, end of year	$250	$277	$285

(1)	The VOBA balance at December 31, 2011 was $250 million related to the insurance transactions associated with CIGNA. The weighted average remaining expected life was approximately 16 years for the VOBA related to CIGNA.
(2)	The interest accrual rates vary by product. The interest rates for the VOBA related to CIGNA were 7.10%, 7.00% and 6.90% for the years 2011, 2010 and 2009 respectively. The interest rate for VOBA related to Allstate for 2009 was 5.42%.

During the first quarter of 2009 the Company recognized impairments of $73 million VOBA associated with the Allstate acquisition. These impairments are included on the Amortization line in the table above. The impairment recorded in 2009 represented the remaining VOBA balance associated with the Allstate acquisition. These impairments are reflective of the deterioration in the financial markets, which resulted in additional market depreciation within the separate account assets and corresponding decreases in fee income and overall expected future earnings for this business. These impairments were determined using discounted present value of future estimated gross profits. Since the VOBA balance was completely impaired for these contracts, it cannot be reestablished for market value appreciation in subsequent periods. There were no impairments during 2011 and 2010.

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2012	$5
2013	3
2014	3
2015	2
2016	2
2017 and thereafter	235

Total	$250

9.	GOODWILL AND OTHER INTANGIBLES

Goodwill

The changes in the book value of goodwill are as follows:

Goodwill
(in millions)
Balance at January 1, 2009:
Gross Goodwill	725
Accumulated Impairment Losses	—

Net Balance at January 1, 2009	725

2009 Activity:
Other(1)	2

Balance at December 31, 2009:
Gross Goodwill	727
Accumulated Impairment Losses	—

Net Balance at December 31, 2009	727

2010 Activity:
Other(1)	10

Balance at December 31, 2010:
Gross Goodwill	737
Accumulated Impairment Losses	—

Net Balance at December 31, 2010	737

2011 Activity:
Impairment Charges	(737)

Balance at December 31, 2011:
Gross Goodwill	737
Accumulated Impairment Losses	(737)

Net Balance at December 31, 2011	$—

(1)	Other represents foreign currency translation.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount, as discussed in further detail in Note 2. The test is performed only on the Financial Services Business reporting unit as this is the portion of the Company that contains 100% of the Company’s goodwill.

The Company performed goodwill impairment testing for its Financial Services Business reporting unit at December 31, 2011. There was an indication of impairment and accordingly, the second step of the test was performed. Based on the results of the second step, all of the goodwill was impaired, which resulted in a total charge $737 million during the fourth quarter of 2011. The charge was reported in “General and administrative expenses”. The impairment was primarily due to the impact of the continuing deterioration in the financial markets, especially in the second half of 2011. While markets rose during the last several weeks of the year, this late upswing did not overcome the overall negative impact of the markets on earnings multiples of peer companies used in the impairment evaluation.

There were no goodwill impairment charges during 2010 or 2009.

Other Intangibles

Other intangible balances at December 31, are as follows:

	2011			2010
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$175	$(39)	$136	$175	$(29)	$146
Other	19	(19)	—	22	(22)	—

Total	$194	$(58)	$136	$197	$(51)	$146

Amortization expense for other intangibles was $7 million, $13 million and $12 million for the years ending December 31, 2011, 2010 and 2009, respectively. Amortization expense for other intangibles is expected to be approximately $8 million in 2012, $12 million in 2013 and 2014 and $11 million in 2015 and 2016.

10.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2011	2010
	(in millions)
Life insurance	$57,508	$57,147
Individual and group annuities and supplementary contracts	17,095	16,071
Other contract liabilities	5,204	3,231

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	79,807	76,449
Unpaid claims and claim adjustment expenses	2,542	2,372

Total future policy benefits	$82,349	$78,821

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 11% and 12% of direct individual life insurance in force at December 31, 2011 and 2010, respectively, and 72%, 73% and 76% of direct individual life insurance premiums for 2011, 2010 and 2009, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.5% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.0% to 11.9%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 0.1% to 6.0%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration, traditional, and non-participating annuities; structured settlements; single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,447 million and $2,001 million as of December 31, 2011 and 2010, respectively, are included in “Future policy benefits” with respect to these deficiencies, of which $1,432 million and $926 million as of December 31, 2011 and 2010, respectively, relate to net unrealized gains on securities classified as available for sale.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11 and are primarily reflected in other contract liabilities in the table above.

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities are discounted using interest rates ranging from 3.5% to 6.4%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2011	2010
	(in millions)
Individual annuities	$9,437	$9,247
Group annuities	23,124	21,712
Guaranteed investment contracts and guaranteed interest accounts	14,416	14,325
Funding agreements	5,324	6,166
Interest-sensitive life contracts	7,970	7,524
Dividend accumulation and other	14,780	14,282

Total policyholders’ account balances	$75,051	$73,256

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2011 and 2010, are $3,244 million and $3,592 million, respectively, related to the Company’s FANIP product which is carried at amortized cost, adjusted for the effective portion of changes in fair value of qualifying derivative financial instruments. For additional details on the FANIP product see Note 5. The interest rates associated with such notes range from 0.5% to 5.5%. Also included in funding agreements at December 31, 2011 and 2010 are $529 million and $1,005 million, respectively, of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers. Interest crediting rates range from 0% to 5.0% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

11.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held-to-maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2011, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2011 and 2010, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2011		December 31, 2010
	In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death	At Annuitization / Accumulation (1)
	(dollars in millions)
Variable Annuity Contracts

Return of net deposits
Account value	$38,983	$21	$26,167	$24
Net amount at risk	$1,000	$1	$155	$6
Average attained age of contractholders	60 years	68 years	60 years	67 years

Minimum return or contract value
Account value	$20,788	$47,666	$20,211	$33,332
Net amount at risk	$4,026	$3,753	$3,088	$1,478
Average attained age of contractholders	66 years	60 years	66 years	60 years
Average period remaining until earliest expected annuitization	N/A	1 year	N/A	1 year

(1)	Includes income and withdrawal benefits as described herein.

	December 31, 2011		December 31, 2010
	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
	(in millions)
Variable Annuity Contracts

Market value adjusted annuities
Account value	$830	$833	$911	$917

	December 31,
	2011	2010
	In the Event of Death
	(dollars in millions)
Variable Life, Variable Universal Life and Universal Life Contracts

No lapse guarantees
Separate account value	$2,419	$2,392
General account value	$2,089	$1,790
Net amount at risk	$54,917	$51,500
Average attained age of contractholders	52 years	51 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2011	2010
	(in millions)
Equity funds	$28,417	$26,851
Bond funds	24,501	12,667
Money market funds	3,426	3,250

Total	$56,344	$42,768

In addition to the amounts invested in separate account investment options above, $3,427 million at December 31, 2011 and $3,609 million at December 31, 2010 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities, either written directly by the Company or assumed by the Company via reinsurance for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 19 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.” As discussed below, the Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP.

	GMDB		GMIB	GMAB/GMWB/ GMIWB
	Variable Life, Variable Universal Life and Universal Life	Variable Annuity	Variable Annuity	Variable Annuity
	(in millions)
Balance at December 31, 2008	$86	$284	$247	$1,172
Incurred guarantee benefits(1)	64	(11)	(21)	(1,114)
Paid guarantee benefits and other	(7)	(158)	(32)	—

Balance at December 31, 2009	143	115	194	58

Incurred guarantee benefits(1)	19	25	29	(406)
Paid guarantee benefits and other	(1)	(83)	(123)	—

Balance at December 31, 2010	161	57	100	(348)

Incurred guarantee benefits(1)	66	158	44	1,439
Paid guarantee benefits and other	(2)	(77)	(42)	—

Balance at December 31, 2011	$225	$138	$102	$1,091

(1)	Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant’s life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits for GMAB, GMWB and GMIWB riders include amounts assumed from affiliates of $30 million and $21 million as of December 31, 2011 and 2010, respectively. See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

As part of its risk management strategy, the Company hedges or limits its exposure to these risks, excluding those risks that have been deemed suitable to retain and risks that are not able to be hedged, through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate derivatives. The automatic rebalancing element included in the design of certain optional living benefits transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula used with the particular optional benefit which considers a number of factors, including the impact of investment performance of the contractholder’s total account value. In general, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the automatic rebalancing element, including certain GMIWB riders and certain GMAB riders; and those that do not include the automatic rebalancing element, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the automatic rebalancing element also include GMDB riders, and as such the GMDB risk in these riders also benefits from the automatic rebalancing element.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements
(in millions)
Balance at December 31, 2008	$297
Capitalization	97
Amortization	(51)
Change in unrealized gain/(loss) on investments	(28)

Balance at December 31, 2009	315

Capitalization	248
Amortization	(15)
Change in unrealized gain/(loss) on investments	3

Balance at December 31, 2010	551

Capitalization	291
Amortization	(290)
Change in unrealized gain/(loss) on investments	3

Balance at December 31, 2011	$555

12.	CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block Business.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings.

As of December 31, 2011 and 2010, the Company recognized a policyholder dividend obligation of $762 million and $126 million, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $3,847 million and $2,117 million at December 31, 2011 and 2010, respectively, to be paid to Closed Block policyholders unless offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).” See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2011 and 2010.

On December 13, 2011 and December 14, 2010, Prudential Insurance’s Board of Directors approved a continuation of the Closed Block dividend scales in 2012 and 2011, respectively. On December 8, 2009, Prudential Insurance’s Board of Directors acted to reduce the dividends payable in 2010 on Closed Block policies. This decrease reflected the deterioration in investment results and resulted in a $98 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2009.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2011	2010
	(in millions)
Closed Block Liabilities
Future policy benefits	$51,424	$51,632
Policyholders’ dividends payable	902	909
Policyholders’ dividend obligation	4,609	2,243
Policyholders’ account balances	5,484	5,536
Other Closed Block liabilities	4,030	4,637

Total Closed Block Liabilities	66,449	64,957

Closed Block Assets
Fixed maturities, available-for-sale, at fair value	42,024	41,044
Other trading account assets, at fair value	269	150
Equity securities, available-for-sale, at fair value	3,122	3,545
Commercial mortgage and other loans	8,322	7,827
Policy loans	5,296	5,377
Other long-term investments	2,080	1,662
Short-term investments	485	1,119

Total investments	61,598	60,724
Cash and cash equivalents	1,006	345
Accrued investment income	571	600
Other Closed Block assets	284	275

Total Closed Block Assets	63,459	61,944

Excess of reported Closed Block Liabilities over Closed Block Assets	2,990	3,013
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	3,836	2,092
Allocated to policyholder dividend obligation	(3,847)	(2,117)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$2,979	$2,988

Information regarding the policyholder dividend obligation is as follows:

	2011	2010
	(in millions)
Balance, January 1	$2,243	$—
Impact from earnings allocable to policyholder dividend obligation	636	126
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	1,730	2,117

Balance, December 31	$4,609	$2,243

Closed Block revenues and benefits and expenses for the years ended December 31, were as follows:

	2011	2010	2009
	(in millions)
Revenues
Premiums	$2,918	$3,007	$3,250
Net investment income	2,976	2,994	2,907
Realized investment gains (losses), net	855	804	(1,219)
Other income	38	38	102

Total Closed Block revenues	6,787	6,843	5,040

Benefits and Expenses
Policyholders’ benefits	3,482	3,512	3,762
Interest credited to policyholders’ account balances	139	140	141
Dividends to policyholders	2,571	2,071	1,222
General and administrative expenses	519	540	568

Total Closed Block benefits and expenses	6,711	6,263	5,693

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes and discontinued operations	76	580	(653)
Income tax expense (benefit)	67	(38)	(63)

Closed Block revenues, net of Closed Block benefits and expenses and income taxes, before discontinued operations	9	618	(590)
Income from discontinued operations, net of taxes	—	1	—

Closed Block revenues, net of Closed Block benefits and expenses, income taxes and discontinued operations	$9	$619	$(590)

13.	REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks and in acquiring or disposing of businesses.

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position.

In 2004, the Company acquired the retirement business of CIGNA and as a result, entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 7% with an affiliate through various modified coinsurance arrangements. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully described in Note 11.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji Spolka Akcyjna, Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation, Prudential Seguros Mexico, S.A., Prudential Seguros, S.A., Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Arizona Reinsurance III Company.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fees and policyholders’ benefits for the years ended December 31, were as follows:

	2011	2010	2009
	(in millions)
Direct premiums	$10,416	$10,183	$9,866
Reinsurance assumed	1,555	1,368	1,164
Reinsurance ceded	(1,385)	(1,322)	(1,397)

Premiums	$10,586	$10,229	$9,633

Direct policy charges and fees	$2,540	$2,137	$2,020
Reinsurance assumed	124	140	140
Reinsurance ceded	(90)	(80)	(70)

Policy charges and fees	$2,574	$2,197	$2,090

Direct policyholder benefits	$12,511	$11,971	$11,485
Reinsurance assumed	1,448	1,225	959
Reinsurance ceded	(1,336)	(1,278)	(1,397)

Policyholders’ benefits	$12,623	$11,918	$11,047

Reinsurance recoverables at December 31, are as follows:

		2011	2010
		(in millions)
Individual and group annuities (1)		$722	$1,075
Life Insurance		1,766	1,702
Other reinsurance		139	126

Total reinsurance recoverable		$2,627	$2,903

(1)	Primarily represents reinsurance recoverables established under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $713 million and $1,068 million at December 31, 2011 and 2010, respectively.

“Premiums” includes affiliated reinsurance assumed of $1,447 million, $1,224 million and $1,092 million and affiliated reinsurance ceded of $(117) million, $(111) million and $(111) million for the years ended December 31, 2011, 2010, and 2009, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $1,169 million, $959 million and $823 million and affiliated reinsurance ceded of $(70) million, $(58) million and $(61) million for the years ended December 31, 2011, 2010, and 2009, respectively.

“General and administrative expenses” include affiliated assumed expenses of $39 million, $147 million and $128 million for the years ended December 31, 2011, 2010, and 2009, respectively.

“Due from parent and affiliates” includes affiliated reinsurance recoverables of $1,187 million and $1,120 million at December 31, 2011 and 2010, respectively reflected in the table above. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 62% of the reinsurance recoverable at December 31, 2011. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

“Due from parent and affiliates” also include $886 million and $(387) million at December 31, 2011 and 2010, respectively, related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits. “Realized investment gains (losses), net” includes a gain of $935 million, a loss of $484 million and a loss of $878 million for the years ended December 31, 2011, 2010, and 2009, respectively, related to the change in fair values of these ceded embedded derivative liabilities.

“Deferred policy acquisition costs” includes affiliated amounts related to reinsurance of $1,140 million and $860 million at December 31, 2011 and 2010, respectively.

“Due to parent and affiliates” includes reinsurance payables of $4,704 million and $3,702 million at December 31, 2011 and 2010, respectively.

14.	SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2011	2010
	(in millions)
Commercial paper	$870	$874
Other notes payable(1)(2)	382	389
Current portion of long-term debt(3)	3	225

Total short-term debt	$1,255	$1,488

(1)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $199 million and $275 million at December 31, 2011 and 2010, respectively, which are discussed in more detail below.
(2)	Includes notes due to related parties of $181 million and $112 million at December 31, 2011 and 2010, respectively. The related party notes payable have variable interest rates ranging from 0.4% to 2.1% in 2011 and 0.6% to 1.7% in 2010.
(3)	Includes notes due to related parties of $213 million at December 31, 2010.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was 0.4% at both December 31, 2011 and 2010.

At December 31, 2011 and 2010, the Company was in compliance with all covenants related to the above debt.

Commercial Paper

Prudential Funding, LLC (“Prudential Funding”), a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program with an authorized capacity of $7.0 billion. Prudential Funding commercial paper borrowings have generally served as an additional source of financing to meet the working capital needs of Prudential Insurance and its subsidiaries. Prudential Funding also lends to other subsidiaries of Prudential Financial up to limits agreed with the New Jersey Department of Banking and Insurance. Prudential Funding’s outstanding commercial paper borrowings were $870 million and $874 million at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, the weighted average maturity of total commercial paper outstanding was 20 and 31 days, respectively. Prudential Financial has issued a subordinated guarantee covering Prudential Funding’s domestic commercial paper program.

Federal Home Loan Bank of New York

Prudential Insurance is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows Prudential Insurance access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements that can be used as an alternative source of liquidity. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings, depending on the type of asset pledged. FHLBNY membership requires Prudential Insurance to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Under FHLBNY guidelines, if Prudential Insurance’s financial strength ratings decline below A/A2/A Stable by S&P/Moody’s/Fitch, respectively, and the FHLBNY does not receive written assurances from the New Jersey Department of Banking and Insurance (“NJDOBI”) regarding Prudential Insurance’s solvency, new borrowings from the FHLBNY would be limited to a term of 90 days or less. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $173 million and $177 million as of December 31, 2011 and 2010, respectively.

NJDOBI permits Prudential Insurance to pledge collateral to the FHLBNY in an amount up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on Prudential Insurance’s statutory net admitted assets as of December 31, 2010, the 5% limitation equates to a maximum amount of pledged assets of $7.4 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels and purchases of activity-based stock) of approximately $6.1 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at Prudential Insurance.

As of December 31, 2011, Prudential Insurance had pledged qualifying assets with a fair value of $2.8 billion, which supported outstanding collateralized advances of $0.9 billion and collateralized funding agreements of $1.5 billion. The fair value of qualifying assets that were available to Prudential Insurance but not pledged amounted to $5.6 billion as of December 31, 2011.

As of December 31, 2011, $199 million of the FHLBNY outstanding advances are reflected in “Short-term debt” and matures in December 2012 and the remaining $725 million is in “Long-term debt” and matures in December 2015. The funding agreements issued to the FHLBNY, which are reflected in “Policyholders’ account balances,” have priority claim status above debt holders of Prudential Insurance.

Federal Home Loan Bank of Boston

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a wholly-owned subsidiary of the Company, is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock and borrowings from FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity date of the obligation. As of December 31, 2011, PRIAC had no advances outstanding under the FHLBB facility.

The Connecticut Department of Insurance (“CTDOI”) permits PRIAC to pledge up to $2.6 billion in qualifying assets to secure FHLBB borrowings through December 31, 2011. PRIAC must seek re-approval from CTDOI prior to borrowing additional funds after that date. Based on available eligible assets as of December 31, 2011, PRIAC had an estimated maximum borrowing capacity, after taking into consideration required collateralization levels and required purchases of activity-based FHLBB stock, of approximately $1.2 billion.

Credit Facilities

As of December 31, 2011, the Company had a $1,750 million revolving credit facility. The three-year facility has both Prudential Financial and Prudential Funding as borrowers. There were no outstanding borrowings under this credit facility as of December 31, 2011. The facility is available to the applicable borrowers up to the aggregate committed credit and may be used for general corporate purposes, including as backup liquidity for the Company’s commercial paper program discussed above.

The credit facility contains representations and warranties, covenants and events of default that are customary for facilities of this type; however, borrowings under the facility are not contingent on the Company’s credit ratings nor subject to material adverse change clauses. Borrowings under the credit facility are conditioned on the continued satisfaction of other customary conditions, including, the maintenance at all times of consolidated net worth, relating to the Financial Services Businesses of Prudential Financial, of at least $21.25 billion, which for this purpose is calculated as U.S. GAAP equity, excluding “Accumulated other comprehensive income (loss)” and excluding equity of noncontrolling interests. Under the applicable credit agreement, the required minimum level of consolidated net worth will be reduced automatically in the future by an amount equal to 85 percent of the amount of any reduction, on an after-tax basis, in the total U.S. GAAP equity attributable to the Financial Services Businesses, resulting from Prudential Financial’s expected retrospective application of amended authoritative guidance regarding the deferral of costs relating to the acquisition of new or renewal insurance contracts.

As of December 31, 2011, Prudential Financial’s consolidated net worth of the Financial Services Businesses exceeded the minimum amount required to borrow under the facility.

In addition to the above credit facility, the Company, as part of its real estate separate account activities, had outstanding lines of credit of $815 million at December 31, 2011, of which $30 million was used. The Company also has access to uncommitted lines of credit from financial institutions.

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity Dates	Rate	2011	2010
			(in millions)
Fixed-rate notes:
Surplus notes subject to set-off arrangements	2021	4.99%-5.22%	$500	$—
Surplus notes(1)	2014-2052	5.10%-8.30%	2,985	2,986
Other fixed-rate notes(2)(3)	2013-2041	0.55%-14.85%	3,916	2,128
Floating-rate notes:
Surplus notes	2016-2052	(4)	3,200	3,200
Other floating-rate notes	2012	(5)	—	140

Subtotal			10,601	8,454

Less: assets under set-off arrangements(6)			500	—

Total long-term debt			$10,101	$8,454

(1)	Fixed rate surplus notes at December 31, 2011 and 2010 includes $2,045 million and $2,044 million, respectively, due to a related party. Maturities of these notes range from 2014 through 2052. The interest rates ranged from 5.1% to 6.7% in both 2011 and 2010.
(2)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $725 million at both December 31, 2011 and 2010. These borrowings are discussed in more detail above.
(3)	Other fixed rate notes at December 31, 2011 and 2010 includes $3,004 million and $1,213 million, respectively, due to related parties. Maturities of these notes range from 2013 through 2041 and interest rates ranged from 0.55% to 14.85% in 2011 and 3.01% to 14.85% in 2010.
(4)	The interest rate on the floating rate Surplus notes ranged from 0.52% to 3.62% in 2011 and 0.52% to 3.71% in 2010.
(5)	Other floating rate notes at December 31, 2010, which are all due to related parties were prepaid in 2011. The interest rates on these notes were based on LIBOR and ranged from 1.18% to 1.32% in 2011 and 1.23% to 1.96% in 2010.
(6)	Assets under set-off arrangements represent a reduction in the amount of fixed-rate surplus notes included in long-term debt, relating to an arrangement where valid rights off set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

At December 31, 2011 and 2010, the Company was in compliance with all debt covenants related to the borrowings in the above table.

The following table presents, as of December 31, 2011, the Company’s contractual principal payments of its long-term debt:

Long-term Debt
(in millions)
Calendar Year:
2013	$122
2014	1,023
2015	1,554
2016	719
2017 and thereafter	6,683

Total	$10,101

Surplus Notes

The fixed rate surplus notes issued by Prudential Insurance to non-affiliates are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2011 and 2010, the Company met these statutory capital requirements. At December 31, 2011 and 2010, $940 million and $942 million, respectively, of fixed rate surplus notes were outstanding to non-affiliates.

During 2011, a subsidiary of Prudential Insurance entered into agreements providing for the issuance and sale of up to $1 billion of ten-year fixed rate surplus notes in order to finance reserves required under Regulation XXX. At December 31, 2011, $500 million of surplus notes were outstanding under this facility. Under the agreements, the subsidiary issuer received debt securities, with a principal amount equal to the surplus notes issued, which are redeemable under certain circumstances, including upon the occurrence of specified stress events affecting the subsidiary issuer. Because valid rights of set-off exist, interest and principal payments on the surplus notes and on the debt securities are settled on a net basis, and the surplus notes are reflected in the Company’s total consolidated borrowings on a net basis. Prudential Financial has agreed to make capital contributions to the subsidiary issuer in order to reimburse it for investment losses in excess of specified amounts.

In September 2009, Prudential Insurance issued in a private placement $500 million of surplus notes due September 2019 with an interest rate of 5.36% per annum. The surplus notes are exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning in September 2014, or earlier upon a fundamental business combination involving Prudential Financial or a continuing payment default. The initial exchange rate for the surplus notes is 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes, which represents an initial exchange price per share of Common Stock of $98.78; however, the exchange rate is subject to customary anti-dilution adjustments. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014 to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange. In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange.

These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead, at par or, if greater, a make-whole redemption price. The surplus notes are subordinated to all other Prudential Insurance borrowings and policyholder obligations, except for other surplus notes of Prudential Insurance (including those currently outstanding), with which the surplus notes rank pari passu. Payments of interest and principal on the surplus notes may only be made with the prior approval of the Commissioner.

During 2007, a subsidiary of Prudential Insurance issued $500 million of 45-year floating rate surplus notes to an unaffiliated financial institution. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. Concurrent with the issuance of these surplus notes, Prudential Financial entered into a credit derivative that will require Prudential Financial to make certain payments in the event of deterioration in the value of the surplus notes. As of December 31, 2011 and 2010, the credit derivative was a liability of $77 million and $26 million, respectively, with no requirement to pledge collateral.

During 2006, a subsidiary of Prudential Insurance entered into a surplus note purchase agreement with an unaffiliated financial institution that provides for the issuance of up to $3,000 million of ten-year floating rate surplus notes. At both December 31, 2011 and 2010, $2,700 million were outstanding under this agreement. Concurrent with the issuance of each surplus note, Prudential Financial enters into arrangements with the buyer, which are accounted for as derivative instruments that may result in payments by, or to, Prudential Financial over the term of the surplus notes, to the extent there are significant changes in the value of the surplus notes. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. As of December 31, 2011 and 2010, these derivative instruments had no material value.

Other

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, there was no material effect on interest expense for the years ended December 31, 2011, 2010 and 2009. See Note 21 for additional information on the Company’s use of derivative instruments.

Interest expense for short- and long-term debt, including interest on affiliated debt, was $358 million, $318 million and $352 million, for the years ended December 31, 2011, 2010 and 2009, respectively. Interest expense related to affiliated debt was $203 million, $155 million and $154 million for the years ended December 31, 2011, 2010 and 2009, respectively. “Due to parent and affiliates” included $74 million and $25 million associated with the affiliated long-term interest payable at December 31, 2011 and 2010, respectively.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Notes 10 and 5 for further discussion.

15.	EQUITY

Comprehensive Income

The components of comprehensive income (loss) for the years ended December 31, are as follows:

	2011	2010	2009
	(in millions)
Net income	$873	$2,039	$2,312
Other comprehensive income (loss), net of taxes
Change in foreign currency translation adjustments	(27)	2	6
Change in net unrealized investments gains (1)	1,646	1,361	7,332
Change in pension and postretirement unrecognized net periodic benefit (cost)	(170)	328	(620)

Other comprehensive income, net of tax expense of $811, $869, $3,364	1,449	1,691	6,718

Comprehensive income	2,322	3,730	9,030

Comprehensive income (loss) attributable to noncontrolling interests	13	(1)	(1)

Comprehensive income attributable to Prudential Insurance Company of America	$2,335	$3,729	$9,029

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.

The balance of and changes in each component of “Accumulated other comprehensive income (loss) attributable to Prudential Insurance Company of America” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss) Attributable to Prudential Insurance Company of America
	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses) (1)	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2008	$99	$(5,821)	$(868)	$(6,590)
Change in component during year	6	7,332	(620)	6,718
Impact of adoption of guidance for other-than- temporary impairments of debt securities(2)	—	(575)	—	(575)

Balance, December 31, 2009	105	936	(1,488)	(447)
Change in component during year	2	1,361	328	1,691

Balance, December 31, 2010	107	2,297	(1,160)	1,244
Change in component during year	(27)	1,646	(170)	1,449

Balance, December 31, 2011	$80	$3,943	$(1,330)	$2,693

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	See Note 2 for additional information on the adoption of guidance for other-than-temporary impairments of debt securities.

Dividend Restrictions

New Jersey insurance law provides that, except in the case of extraordinary dividends (as described below), all dividends or other distributions paid by Prudential Insurance may be paid only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized investment gains and losses and revaluation of assets as of the prior calendar year-end. As of December 31, 2011, Prudential Insurance’s unassigned surplus was $5,070 million, and it recorded applicable adjustments for cumulative unrealized investment gains of $2,184 million. Prudential Insurance must give prior notification to the New Jersey Department of Banking and Insurance (the “Department”) of its intent to pay any dividend or distribution. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of Prudential Insurance’s statutory surplus as of the preceding December 31 ($8,160 million as of December 31, 2011) or (ii) its statutory net gain from operations excluding realized investment gains and losses for the twelve month period ending on the preceding December 31, ($584 million for the year ended December 31, 2011), the dividend is considered to be an “extraordinary dividend” and the prior approval of the Department is required for the payment of the dividend. The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance and its U.S. insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $826 million, $1,623 million and $1,101 million for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus of Prudential Insurance amounted to $8,160 million and $8,364 million at December 31, 2011 and 2010, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

16.	STOCK-BASED COMPENSATION

In 2011 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2011, 2010 and 2009, include allocated costs of $13 million, $13 million and $14 million, respectively, associated with employee stock options and $39 million, $44 million, and $37 million, respectively, associated with employee restricted stock shares, restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

17.	EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2011 and 2010, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(8,230)	(7,957)	$(2,116)	(2,122)
Acquisition/divestiture	8	—	3	—
Service cost	(137)	(130)	(10)	(10)
Interest cost	(454)	(450)	(109)	(113)
Plan participants’ contributions	—	—	(26)	(23)
Medicare Part D subsidy receipts	—	—	(11)	(20)
Early retirement reinsurance program receipts	—	—	(14)	—
Amendments	—	—	—	—
Actuarial gains/(losses), net	(976)	(201)	(181)	(40)
Settlements	—	—	—	—
Curtailments	22	4	—	—
Special termination benefits	(3)	—	—	—
Benefits paid	534	498	210	213
Foreign currency changes and other	—	6	(6)	(1)

Benefit obligation at end of period	$(9,236)	$(8,230)	$(2,260)	$(2,116)

Change in plan assets
Fair value of plan assets at beginning of period	$10,508	$9,572	$1,495	$1,519
Actual return on plan assets	1,620	1,366	5	152
Employer contributions	126	72	14	14
Plan participants’ contributions	—	—	26	23
Early retirement reinsurance program receipts	—	—	14	—
Disbursement for settlements	—	—	—	—
Benefits paid	(534)	(498)	(210)	(213)
Foreign currency changes and other	(3)	(4)	—	—

Fair value of plan assets at end of period	$11,717	$10,508	$1,344	$1,495

Funded status at end of period	$2,481	$2,278	$(916)	$(621)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,389	$3,219	$—	$—
Accrued benefit liability	(908)	(941)	(916)	(621)

Net amount recognized	$2,481	$2,278	$(916)	$(621)

Items recorded in “Accumulated other comprehensive income”not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$—	$—	$—	$1
Prior service cost	59	81	(42)	(54)
Net actuarial loss	1,255	1,221	852	617

Net amount not recognized	$1,314	$1,302	$810	$564

Accumulated benefit obligation	$(8,778)	$(7,834)	$(2,260)	$(2,116)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($813 million and $841 million benefit obligation at December 31, 2011 and 2010, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the trust to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust during 2010. As of December 31, 2011 and 2010, the assets in these trusts had a carrying value of $404 million and $390 million, respectively.

The Company also maintains a separate rabbi trust established at the time of the combination of its retail securities brokerage and clearing operations with those of Wachovia for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($78 million and $74 million benefit obligation at December 31, 2011 and 2010, respectively), as well as certain cash-based deferred compensation arrangements. As of December 31, 2011 and 2010, the assets in the trust had a carrying value of $134 million and $124 million, respectively.

Pension benefits for foreign plans comprised 2% and 3% of the ending benefit obligation for 2011 and 2010. Foreign pension plans comprised 2% of the ending fair value of plan assets for 2011 and 2010. There are no material foreign postretirement plans.

Information for pension plans with a projected benefit obligation in excess of plan assets

	2011	2010
	(in millions)
Projected benefit obligation	$908	$1,128
Fair value of plan assets	—	187

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2011	2010
	(in millions)
Accumulated benefit obligation	$759	$1,029
Fair value of plan assets	—	187

There were no purchases of annuity contracts in 2011 and 2010 from Prudential Insurance. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $18 million and $20 million as of December 31, 2011 and 2010, respectively.

There were no pension plan amendments in 2011 and 2010. There were no postretirement plan amendments in 2011 and 2010.

Components of Net Periodic Benefit Cost

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2011	2010	2009	2011	2010	2009
	(in millions)
Service cost	$137	$130	$120	$10	$10	$10
Interest cost	454	450	441	109	113	115
Expected return on plan assets	(718)	(743)	(729)	(98)	(107)	(107)
Amortization of transition obligation	—	—	—	1	1	1
Amortization of prior service cost	23	23	26	(12)	(12)	(11)
Amortization of actuarial (gain) loss, net	26	26	20	36	39	42
Settlements	—	—	—	—	—	—
Curtailments	(18)	—	—	—	—	—
Special termination benefits	3	—	1	—	—	—

Net periodic (benefit) cost (1)	$(93)	$(114)	$(121)	$46	$44	$50

(1)	Includes net periodic (benefit) cost for pensions of ($18) million, $1 million and $1 million for 2011, 2010 and 2009, respectively, that have been classified as discontinued operations.

Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

Changes in Accumulated Other Comprehensive Income

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)
Balance, December 31, 2009	$—	$105	$1,674	$1	$(65)	$660
Amortization for the period	—	(23)	(26)	(1)	12	(39)
Deferrals for the period	—	—	(422)	—	—	(5)
Impact of foreign currency changes and other	—	(1)	(5)	1	(1)	1

Balance, December 31, 2010	—	81	1,221	1	(54)	617

Amortization for the period	—	(23)	(26)	(1)	12	(36)
Deferrals for the period	—	—	74	—	—	274
Impact of foreign currency changes and other	—	1	(14)	—	—	(3)

Balance, December 31, 2011	$—	$59	$1,255	$—	$(42)	$852

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2012 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of transition obligation	$—	$—
Amortization of prior service cost	23	(12)
Amortization of actuarial (gain) loss, net	93	54

Total	$116	$42

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below:

	Pension Benefits			Other Postretirement Benefits
	2011	2010	2009	2011	2010	2009
Weighted-average assumptions
Discount rate (beginning of period)	5.60%	5.75%	6.00%	5.35%	5.50%	6.00%
Discount rate (end of period)	4.85%	5.60%	5.75%	4.60%	5.35%	5.50%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Expected return on plan assets (beginning of period)	7.00%	7.50%	7.50%	7.50%	8.00%	8.00%
Health care cost trend rates (beginning of period)	N/A	N/A	N/A	5.00-7.50%	5.00-7.50%	5.00-8.00%
Health care cost trend rates (end of period)	N/A	N/A	N/A	5.00-7.50%	5.00-7.50%	5.00-7.50%
For 2010, 2009 and 2008, the ultimate health care cost trend rate after gradual decrease until: 2015, 2014, 2012 (beginning of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%
For 2010, 2009 and 2008, the ultimate health care cost trend rate after gradual decrease until: 2017, 2015, 2014 (end of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement obligations at December 31, 2011 and December 31, 2010 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The portfolio is selected from a compilation of approximately 550 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation at December 31, 2011 and December 31, 2010. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2011 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2011. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2012. The expected long-term rate of return for 2012 is 6.75% and 7.00% for pension and postretirement, respectively.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic (benefit) cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five-year period.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
(in millions)
One percentage point increase
Increase in total service and interest costs	$9
Increase in postretirement benefit obligation	193

One percentage point decrease
Decrease in total service and interest costs	$6
Decrease in postretirement benefit obligation	135

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of the December 31, 2011 are as follows:

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum
Asset Category
U.S. Equities	3%	14%	39%	51%
International Equities	2%	14%	1%	8%
Fixed Maturities	58%	74%	0%	51%
Short-term Investments	0%	13%	0%	55%
Real Estate	1%	8%	0%	0%
Other	0%	12%	0%	0%

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts. Pooled separate accounts hold assets for multiple investors. Each investor owns a “unit of account.” Single client separate accounts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned. Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor. Each investor owns a “unit of account.” Single client trusts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2011 and December 31, 2010 for either the pension or postretirement plans. Pension plan assets of $8,262 million and $6,944 million are included in the Company’s separate account assets and liabilities as of December 31, 2011 and December 31, 2010, respectively.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 19.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds – Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

Equities – See Note 19 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 19 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps – See Note 19 for a discussion of the valuation methodologies for derivative instruments.

Guaranteed Investment Contract - The value is based on contract cash flows and available market rates for similar investments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral - This value is the contractual position relative to the investment of securities lending collateral.

Real Estate - The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized Cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Structured Debt (Gateway Recovery Trust) - The value is based primarily on unobservable inputs including probability weighted cash flows and reinvestment yield assumptions.

Hedge Funds - The value of interests in the hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies – These assets are held in group and individual variable life insurance policies issued by Prudential Insurance. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interests in these policies is the cash surrender value of the policies based on the underlying investments.

Pension plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2011
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$—	$900	$—	$900
Common/collective trusts (1)	—	54	—	54

Sub-total				954

International Equities:
Pooled separate accounts (2)	—	33	—	33
Common/collective trusts (3)	—	163	—	163
United Kingdom insurance pooled funds (4)	—	68	—	68

Sub-total				264

Fixed Maturities:
Pooled separate accounts (5)	—	1,006	20	1,026
Common/collective trusts (6)	—	313	—	313
U.S. government securities (federal):
Mortgage backed	—	4	—	4
Other U.S. government securities	—	2,031	—	2,031
U.S. government securities (state & other)	—	653	—	653
Non-U.S. government securities	—	17	—	17
United Kingdom insurance pooled funds (7)	—	176	—	176
Corporate Debt:
Corporate bonds (8)	—	3,712	12	3,724
Asset backed	—	17	—	17
Collateralized Mortgage Obligations (CMO) (9)	—	639	—	639
Interest rate swaps (Notional amount: $559)	—	(21)	—	(21)
Guaranteed investment contract	—	—	—	—
Other (10)	46	2	62	110
Unrealized gain (loss) on investment of securities lending collateral (11)	—	(141)	—	(141)

Sub-total				8,548

Short-term Investments:
Pooled separate accounts	—	292	—	292
United Kingdom insurance pooled funds	—	6	—	6

Sub-total				298

Real Estate:
Pooled separate accounts (12)	—	—	318	318
Partnerships	—	—	105	105

Sub-total				423

Other:
Structured debt (Gateway Recovery Trust)	—	—	—	—
Partnerships	—	—	552	552
Hedge funds	—	—	678	678

Sub-total				1,230

Total	$46	$9,924	$1,747	$11,717

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$—	$922	$—	$922
Common/collective trusts (1)	—	35	—	35

Sub-total				957

International Equities:
Pooled separate accounts (2)	—	24	—	24
Common/collective trusts (3)	—	191	—	191
United Kingdom insurance pooled funds (4)	—	77	—	77

Sub-total				292

Fixed Maturities:
Pooled separate accounts (5)	—	996	—	996
Common/collective trusts (6)	—	290	—	290
U.S. government securities (federal):
Mortgage backed	—	4	—	4
Other U.S. government securities	—	1,806	—	1,806
U.S. government securities (state & other)	—	533	—	533
Non-U.S. government securities	—	15	—	15
United Kingdom insurance pooled funds (7)	—	104	—	104
Corporate Debt:
Corporate bonds (8)	—	3,043	10	3,053
Asset backed	—	20	—	20
Collateralized Mortgage Obligations (CMO) (9)	—	739	—	739
Interest rate swaps (Notional amount: $412)	—	(23)	—	(23)
Guaranteed investment contract	—	—	—	—
Other (10)	101	9	(8)	102
Unrealized gain (loss) on investment of securities lending collateral (13)	—	(123)	—	(123)

Sub-total				7,516

Short-term Investments:
Pooled separate accounts	—	32	—	32
United Kingdom insurance pooled funds	—	6	—	6

Sub-total				38

Real Estate:
Pooled separate accounts (12)	—	—	216	216
Partnerships	—	—	42	42

Sub-total				258

Other:
Structured debt (Gateway Recovery Trust)	—	—	658	658
Partnerships	—	—	219	219

Hedge funds	—	—	570	570

Sub-total				1,447

Total	$101	$8,700	$1,707	$10,508

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.
(2)	This category invests in large cap international equity fund whose objective is to track an index.
(3)	This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes.
(4)	This category invests in an international equity fund whose objective is to track an index.
(5)	This category invests in bond funds, primarily highly rated private placement securities.
(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.
(7)	This category invests in bond funds, primarily highly rated corporate securities.
(8)	This category invests in highly rated corporate securities.
(9)	This category invests in highly rated Collateralized Mortgage Obligations.
(10)	Primarily cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(11)	The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $1,289 million and the liability for securities lending collateral is $1,430 million.
(12)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index
(13)	The contractual value of investments of securities lending collateral invested in primarily short-term bond funds is $1,295 million and the liability for securities lending collateral is $1,418 million.

Changes in Fair Value of Level 3 Pension Assets

	Year Ended December 31, 2011
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$—	$10	$(8)	$216
Actual Return on Assets:
Relating to assets still held at the reporting date	—	—	—	39
Relating to assets sold during the period	—	—	—	16
Purchases, sales and settlements	20	(1)	70	47
Transfers in and /or out of Level 3	—	3	—	—

Fair Value, end of period	$20	$12	$62	$318

	Year Ended December 31, 2011
	Real Estate - Partnerships	Other - Structured Debt	Other - Partnerships	Other - Hedge Fund
	(in millions)
Fair Value, beginning of period	$42	$658	$219	$570
Actual Return on Assets:
Relating to assets still held at the reporting date	—	—	22	(20)
Relating to assets sold during the period	—	44	11	2
Purchases, sales and settlements	63	(702)	300	126
Transfers in and /or out of Level 3	—	—	—	—

Fair Value, end of period	$105	$—	$552	$678

	Year Ended December 31, 2010
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$1	$2	$120	$187
Actual Return on Assets:
Relating to assets still held at the reporting date	1	—	—	42
Relating to assets sold during the period	—	—	—	(2)
Purchases, sales and settlements	—	—	(128)	(11)
Transfers in and /or out of Level 3	8	(2)	—	—

Fair Value, end of period	$10	$—	$(8)	$216

	Year Ended December 31, 2010
	Real Estate - Partnerships	Other - Structured Debt	Other - Partnerships	Other - Hedge Fund
	(in millions)
Fair Value, beginning of period	$48	$572	$280	$218
Actual Return on Assets:
Relating to assets still held at the reporting date	4	86	17	44
Relating to assets sold during the period	—	—	—	—
Purchases, sales and settlements	(10)	—	30	200
Transfers in and /or out of Level 3	—	—	(108)	108

Fair Value, end of period	$42	$658	$219	$570

Postretirement plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2011
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies (1)	—	439	—	439
Common trusts (2)	—	85	—	85
Equities	96	—	—	96

Sub-total				620

International Equities:
Variable Life Insurance Policies (3)	—	44	—	44
Common trusts (4)	—	15	—	15

Sub-total				59

Fixed Maturities:
Common trusts (5)	—	27	—	27
U.S. government securities (federal):
Mortgage Backed	—	12	—	12
Other U.S. government securities	—	101	—	101
U.S. government securities (state & other)	—	3	—	3
Non-U.S. government securities	—	3	—	3
Corporate Debt:
Corporate bonds (6)	—	284	2	286
Asset Backed	—	62	—	62
Collateralized Mortgage Obligations (CMO) (7)	—	144	—	144
Interest rate swaps (Notional amount: $560)	—	(4)	—	(4)
Other (8)	8	—	2	10
Unrealized gain (loss) on investment of securities lending collateral (9)	—	—	—	—

Sub-total				644
Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	—	1	—	1
Registered investment companies	20	—	—	20

Sub-total				21

Total	$124	$1,216	$4	$1,344

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies (1)	—	449	—	449
Common trusts (2)	—	88	—	88
Equities	102	—	—	102

Sub-total				639

International Equities:
Variable Life Insurance Policies (3)	—	51	—	51
Common trusts (4)	—	17	—	17

Sub-total				68

Fixed Maturities:
Common trusts (5)	—	23	—	23
U.S. government securities (federal):
Mortgage Backed	—	13	—	13
Other U.S. government securities	—	157	—	157
U.S. government securities (state & other)	—	2	—	2
Non-U.S. government securities	—	3	—	3
Corporate Debt:
Corporate bonds (6)	—	281	2	283
Asset Backed	—	73	—	73
Collateralized Mortgage Obligations (CMO) (7)	—	201	—	201
Interest rate swaps (Notional amount: $322)	—	3	—	3
Other (8)	10	—	4	14
Unrealized gain (loss) on investment of securities lending collateral (10)	—	—	—	—

Sub-total				772

Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	—	1	—	1
Registered investment companies	15	—	—	15

Sub-total				16

Total	$127	$1,362	$6	$1,495

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.
(2)	This category invests in U.S. equity funds, primarily large cap equities.
(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.
(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.
(5)	This category invests in U.S. bonds funds.
(6)	This category invests in highly rated corporate bonds.
(7)	This category invests in highly rated Collateralized Mortgage Obligations.
(8)	Cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(9)	In 2011 the contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $78 million and the liability for securities lending collateral is $78 million.
(10)	In 2010 the contractual net value of the investment of securities lending collateral invested in primarily short term bond funds is $30 million and the liability for securities lending collateral is $30 million.

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2011
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$2	$4
Actual Return on Assets:
Relating to assets still held at the reporting date	—	—
Relating to assets sold during the period	—	—
Purchases, sales and settlements	—	(2)
Transfers in and /or out of Level 3	—	—

Fair Value, end of period	$2	$2

	Year Ended December 31, 2010
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$1	$2	$12
Actual Return on Assets:
Relating to assets still held at the reporting date	—	—	—
Relating to assets sold during the period	—	—	—
Purchases, sales and settlements	1	—	(8)
Transfers in and /or out of Level 3	—	(2)	—

Fair Value, end of period	$2	$—	$4

A summary of pension and postretirement plan asset allocation as of the year ended December 31, are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
	2011	2010	2011	2010
Asset Category
U.S. Equities	8%	9%	46%	43%
International Equities	2	3	4	5
Fixed Maturities	73	72	48	51
Short-term Investments	2	—	2	1
Real Estate	4	2	—	—
Other	11	14	—	—

Total	100%	100%	100%	100%

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension Benefits	Other Postretirement Benefits	Other Postretirement Benefits - Medicare Part D Subsidy Receipts
	(in millions)
2012	$540	$194	$19
2013	536	195	20
2014	544	195	20
2015	547	193	21
2016	551	191	22
2017-2021	2,856	927	113

Total	$5,574	$1,895	$215

The Company anticipates that it will make cash contributions in 2012 of approximately $60 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2011 and 2010 was $34 million and $33 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $54 million, $52 million and $53 million for the years ended December 31, 2011, 2010 and 2009, respectively.

18.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2011	2010	2009
	(in millions)
Current tax expense (benefit)
U.S.	$255	$(269)	$200
State and local	(1)	(4)	(2)
Foreign	12	6	2

Total	266	(267)	200

Deferred tax expense (benefit)
U.S.	156	1,096	(605)
State and local	1	(2)	9
Foreign	5	—	(3)

Total	162	1,094	(599)

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$428	$827	$(399)
Income tax expense on equity in earnings of operating joint ventures	84	25	807
Income tax expense on discontinued operations	6	11	8
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	811	869	3,054
Impact on Company’s investment in Wachovia Securities due to addition of A.G. Edwards business	—	—	(59)
Stock-based compensation programs	(11)	1	10
Cumulative effect of changes in accounting principles	—	—	310

Total income taxes	$1,318	$1,733	$3,731

The Company’s actual income tax expense on continuing operations before equity in earnings of operating joint ventures for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

	2011	2010	2009
	(in millions)
Expected federal income tax expense (benefit)	$400	$976	$142
Low income housing and other tax credits	(72)	(72)	(79)
Non-taxable investment income	(191)	(157)	(120)
Uncertain tax positions and interest	46	(9)	(350)
Non-deductible goodwill impairment	236	—	—
Change in tax rate	—	93	—
Other	9	(4)	8

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$428	$827	$(399)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2011	2010
	(in millions)
Deferred tax assets
Policyholders’ dividends	$1,817	$938
Net operating and capital loss carryforwards	4	4
Tax credits carryforwards	357	190
Insurance reserves	1,262	907
Other	—	63

Deferred tax assets before valuation allowance	3,440	2,102
Valuation allowance	(9)	(10)

Deferred tax assets after valuation allowance	3,431	2,092

Deferred tax liabilities
Net unrealized investment gains	3,965	2,284
Employee benefits	205	262
Investments	1,178	528
Deferred policy acquisition costs	1,983	1,948
Other	200	—

Deferred tax liabilities	7,531	5,022

Net deferred tax liability	$(4,100)	$(2,930)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded related to tax benefits associated with state and local and foreign deferred tax assets. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable. The valuation allowance includes amounts recorded in connection with deferred tax assets at December 31, as follows

	2011	2010
	(in millions)
Valuation allowance related to state and local deferred tax assets	$—	$—
Valuation allowance related to foreign operations deferred tax assets	$9	$10

The following table sets forth the federal and state operating and capital loss carryforwards for tax purposes, at December 31:

	2011	2010
	(in millions)
Federal net operating and capital loss carryforwards (1)	$8	$11
State net operating and capital loss carryforwards (2)	$5	$5

(1)	Expires between 2020 and 2031.
(2)	Expires between 2029 and 2030.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary. During 2011, 2010, and 2009 the Company made no changes with respect to its repatriation assumptions.

The following table sets forth the undistributed earnings of foreign subsidiaries, where the Company assumes permanent reinvestment, for which U.S. deferred taxes have not been provided, as of the periods indicated. Determining the tax liability that would arise if these earnings were remitted is not practicable.

	At December 31,
	2011	2010	2009
	(in millions)
Undistributed earnings of foreign subsidiaries (assuming permanent reinvestment)	$40	$205	$187

The Company’s unrecognized tax benefits for the periods indicated are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in millions)
Amounts as of December 31, 2009	$—	$119	$119
Increases in unrecognized tax benefits taken in prior period	2	40	42

Amounts as of December 31, 2010	2	159	161
Increases in unrecognized tax benefits taken in prior period	—	53	53
(Decreases) in unrecognized tax benefits taken in prior period	(2)	—	(2)
Settlements with taxing authorities	—	(143)	(143)

Amounts as of December 31, 2011	$—	$69	$69

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2009	$—	$9	$9

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2010	$2	$9	$11

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2011	$—	$9	$9

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

	2011	2010	2009
	(in millions)
Interest and penalties recognized in the consolidated statements of operations	$—	$18	$(138)
Interest and penalties recognized in liabilities in the consolidated statements of financial position	$—	$—	$(18)

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Federal statute of limitations for the 2002 tax year expired on April 30, 2009. The Federal statute of limitations for the 2003 tax year expired on July 31, 2009. The Federal statute of limitations for the 2004 through 2006 tax years will expire on December 31, 2012. The Federal statute of limitations for the 2007 tax year will expire on December 31, 2013. Tax years 2008 through 2010 are still open for IRS examination.

During 2004 through 2006, the Company entered into a transaction that involved, among other things, the payment of foreign income taxes that were credited against the Company’s U.S. tax liability. On May 23, 2011, the IRS issued notices of proposed adjustments disallowing the foreign tax credits claimed and related transaction expenses. The total amount of the proposed adjustments for the transactions was approximately $100 million of tax and penalties. During the fourth quarter of 2011, the Company reached agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The impact to the 2011 results attributable to the settlement was an increase to tax expense of approximately $39 million. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011. As such, 2011 results included an additional tax expense of $53 million, including the impact from the foreign tax credit disallowance.

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2010, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On February 13, 2012, the Obama Administration released the “General Explanations of the Administration’s Revenue Proposals.” One proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2009, 2010 or 2011 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and took no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a $157 million refund was received in February 2009. The Company believed that its return position with respect to the calculation of the DRD was technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment. The IRS issued an Industry Director Directive (“IDD”) in May 2010 stating that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. The Company’s parent, Prudential Financial, has received a refund of approximately $3 million pursuant to the protective refund claims. These activities had no impact on the Company’s 2009, 2010 or 2011 results.

For tax years 2007 through 2011, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

On March 23, 2010, President Obama signed into law the Patient Protection and Affordable Care Act, which was modified by the Health Care and Education Reconciliation Act of 2010 signed into law on March 30, 2010, (together, the “Healthcare Act”). The federal government provides a subsidy to companies that provide certain retiree prescription drug benefits (the “Medicare Part D subsidy”), including the Company. The Medicare Part D subsidy was previously provided tax-free. However, as currently adopted, the Healthcare Act includes a provision that would reduce the tax deductibility of retiree health care costs to the extent of any Medicare Part D subsidy received. In effect, this provision of the Healthcare Act makes the Medicare Part D subsidy taxable beginning in 2013. Therefore, the Company incurred a charge in 2010 for the reduction of deferred tax assets of $94 million, which reduces net income and is reflected in “Income tax expense (benefit).”

19.	FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2011 and 2010, these over-rides on a net basis were not material.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2011
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$10,233	$66	$—	$10,299
Obligations of U.S. states and their political subdivisions	—	2,411	—	—	2,411
Foreign government bonds	—	2,071	25	—	2,096
Corporate securities	6	81,471	803	—	82,280
Asset-backed securities	—	7,672	1,657	—	9,329
Commercial mortgage-backed securities	—	10,530	12	—	10,542
Residential mortgage-backed securities	—	6,054	16	—	6,070

Subtotal	6	120,442	2,579	—	123,027
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	67	9	—	76
Obligations of U.S. states and their political subdivisions	—	284	—	—	284
Foreign government bonds	—	106	—	—	106
Corporate securities	—	10,752	109	—	10,861
Asset-backed securities	—	1,010	357	—	1,367
Commercial mortgage-backed securities	—	2,226	21	—	2,247
Residential mortgage-backed securities	—	1,843	2	—	1,845
Equity securities	1	—	11	—	12
All other activity	684	267	—	—	951

Subtotal	685	16,555	509	—	17,749
Other trading account assets:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	12	—	—	12
Obligations of U.S. states and their political subdivisions	—	—	—	—	—
Corporate securities	—	164	—	—	164
Asset-backed securities	—	270	2	—	272
Commercial mortgage-backed securities	—	51	—	—	51
Equity securities	5	—	206	—	211
All other activity (2)	—	15,480	87	(11,222)	4,345

Subtotal	5	15,977	295	(11,222)	5,055

Equity securities, available-for-sale	3,108	1,743	66	—	4,917
Commercial mortgage and other loans	—	—	(1)	—	(1)
Other long-term investments	5	28	371	—	404
Short-term investments	4,548	730	—	—	5,278
Cash equivalents	368	3,656	—	—	4,024
Other assets	3	86	—	—	89
Due from parent and affiliates	—	—	2,737	—	2,737

Subtotal excluding separate account assets	8,728	159,217	6,556	(11,222)	163,279
Separate account assets (3)	38,161	117,246	19,333	—	174,740

Total assets	$46,889	$276,463	$25,889	$(11,222)	$338,019

Future policy benefits	—	—	1,091	—	1,091
Other liabilities	—	7,231	3	(7,854)	(620)
Due to parent and affiliates	—	7,598	83	—	7,681

Total liabilities	$—	$14,829	$1,177	$(7,854)	$8,152

	As of December 31, 2010 (3)
	Level 1	Level 2	Level 3	Netting (2)	Total
	(in millions)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$9,842	$—	$—	$9,842
Obligations of U.S. states and their political subdivisions	—	1,777	—	—	1,777
Foreign government bonds	—	2,161	27	—	2,188
Corporate securities	5	73,507	991	—	74,503
Asset-backed securities	—	8,467	1,507	—	9,974
Commercial mortgage-backed securities	—	11,113	—	—	11,113
Residential mortgage-backed securities	—	7,138	23	—	7,161

Subtotal	5	114,005	2,548	—	116,558
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	178	—	—	178
Obligations of U.S. states and their political subdivisions	—	182	—	—	182
Foreign government bonds	—	101	—	—	101
Corporate securities	—	9,924	82	—	10,006
Asset-backed securities	—	804	226	—	1,030
Commercial mortgage-backed securities	—	2,402	5	—	2,407
Residential mortgage-backed securities	—	1,345	18	—	1,363
Equity securities	2	67	4	—	73
All other activity	606	91	—	—	697

Subtotal	608	15,094	335	—	16,037
Other trading account assets:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	84	—	—	84
Obligations of U.S. states and their political subdivisions	118	—	—	—	118
Corporate securities	—	164	—	—	164
Asset-backed securities	—	164	11	—	175
Commercial mortgage-backed securities	—	52	—	—	52
Equity Securities	222	—	4	—	226
All other activity	17	10,116	129	(5,904)	4,358

Subtotal	357	10,580	144	(5,904)	5,177

Equity securities, available for sale	3,440	1,923	69	—	5,432
Commercial mortgage and other loans	—	—	(6)	—	(6)
Other long-term investments	3	10	251	—	264
Short-term investments	2,586	505	—	—	3,091
Cash equivalents	478	1,667	—	—	2,145
Other assets	2,781	—	—	—	2,781
Due from parent and affiliates	—	528	1,919	—	2,447

Subtotal excluding separate account assets	10,258	144,312	5,260	(5,904)	153,926
Separate account assets (1)	41,092	102,341	15,771	—	159,204

Total assets	$51,350	$246,653	$21,031	$(5,904)	$313,130

Future policy benefits	—	—	(348)	—	(348)
Other liabilities	3	6,582	3	(5,712)	876
Due to parent and affiliates	—	2,882	126	—	3,008

Total liabilities	$3	$9,464	$(219)	$(5,712)	$3,536

(1)	“Netting” amounts represent cash collateral and the impact of offsetting unaffiliated asset and liability positions held with the same counterparty. External derivative transactions are classified as receivables or payables within the table on an individual trade basis. Affiliated derivative transactions within each fair value hierarchy level are classified net as receivables or payables based on their net counterparty exposure.
(2)	Primarily represents derivative assets
(3)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.
(4)	Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Information regarding separate account assets is excluded as the risk associated with these assets is primarily borne by the Company’s customers and policyholders.

Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonableness, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally-developed valuation. As of December 31, 2011 and 2010, over-rides on a net basis were not material. Internally-developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (“NAV”). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets – Trading account assets (including trading account assets supporting insurance liabilities) consist primarily of public corporate bonds, treasuries, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on non-binding broker quotes as the directly observable market inputs become unavailable, the fair values of perpetual preferred stock are classified as Level 3.

Other Long-Term Investments – Other long-term investments, other than derivatives, consist of fund investments where the fair value option has been elected. The fair value of these fund investments is primarily determined by the fund managers. Since the valuations may be based on unobservable market inputs and cannot be validated by the Company, these investments have been included within Level 3 in the fair value hierarchy.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include treasury futures, eurodollar futures, commodity futures, eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the over-the-counter (“OTC”) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and to-be-announced (or TBA) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

OTC derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer a credit rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company. The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a percentage of the credit spread. However, the non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities, after consideration of the impacts of two-way collateral posting. Most OTC derivative contract inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value.

Derivatives classified as Level 3 include first-to-default credit basket swaps, look-back equity options and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs (e.g., individual credit default spreads, interest rates and recovery rates), and unobservable model-specific input values such as correlation between different credits within the same basket. Look-back equity options and other structured options and derivatives are valued using simulation models such as the Monte Carlo and other techniques. The input values for look-back equity options are derived from observable market indices (e.g., interest rates, dividend yields and equity indices), and unobservable model-specific input values including certain volatility parameters. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets and Other Liabilities – Other assets carried at fair value as of December 31, 2010 include U.S. Treasury bills held within the Company’s former global commodities business whose fair values are based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. As a result, they are reported in the Level 1 hierarchy. Other liabilities as of both December 31, 2011 and 2010, respectively, include derivative instruments for which fair values are determined as described above under “Derivative Instruments.”

Due to\from parent and affiliates - Due to\from parent and affiliates consist primarily of notes receivable, derivative activity and receivables associated with the reinsurance of guarantees on variable annuity contracts whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments” and “Future Policy Benefits” below.

Future Policy Benefits - The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market-perceived risk of its own non-performance (“NPR”) in the valuation of the embedded derivatives associated with its optional living benefit features. Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company’s insurance subsidiaries in the valuation of the liability or contra-liability appropriately takes into consideration its NPR. To reflect NPR, the Company incorporates an additional credit spread over LIBOR rates into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company’s insurance subsidiaries, as indicated by the credit spreads associated with funding agreements issued by these subsidiaries. The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a percentage of the credit spread. The additional credit spread over LIBOR rates incorporated into the discount rate as of December 31, 2011 generally ranged from 150 to 250 basis points for the portion of the interest rate curve most relevant to these liabilities. This additional spread is applied at an individual contract level and only to those embedded derivatives in a liability position and not to those in a contra-liability position.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company’s variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company’s optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Transfers between Levels 1 and 2 – Periodically there are transfers between Level 1 and Level 2 for foreign common stocks held in the Company’s Separate Account. In certain periods, an adjustment may be made for the fair value of these assets beyond the quoted market price to reflect events that occurred between the close of foreign trading markets and the close of U.S. trading markets for that day. If an adjustment is made in the reporting period, these Separate Accounts are classified as Level 2.

When an adjustment is not made, they are classified as Level 1. This type of adjustment was not made at December 31, 2011 or at December 31, 2010. This adjustments was made at December 31, 2009, as a result, for the year ended December 31, 2010, $3.4 billion of transfers from Level 2 to Level 1 occurred for these Separate Account assets on a net basis.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2011, as well as the portion of gains or losses included in income for the year ended December 31, 2011 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2011.

	Year Ended December 31, 2011
	Fixed Maturities Available- For-Sale - U.S. Government Authorities	Fixed Maturities Available- For-Sale - Foreign Government Bonds	Fixed Maturities Available- For-Sale - Corporate Securities	Fixed Maturities Available- For-Sale - Asset- Backed Securities	Fixed Maturities Available- For-Sale - Commercial Mortgage- Backed Securities	Fixed Maturities Available- For-Sale - Residential Mortgage- Backed Securities
	(in millions)
Fair Value, beginning of period	$—	$27	$991	$1,507	$—	$23
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	(24)	20	—	—
Included in other comprehensive income (loss)	—	1	(56)	(9)	—	(1)
Net investment income	—	—	5	27	—	—
Purchases	66	1	526	1,418	5	1
Sales	—	(1)	(104)	(502)	—	(1)
Issuances	—	—	9	—	—	—
Settlements	—	—	(342)	(206)	—	(5)
Other(1)	—	—	(3)	1	—	(1)
Transfers into Level 3(2)	—	—	281	13	12	—
Transfers out of Level 3(2)	—	(3)	(480)	(612)	(5)	—

Fair Value, end of period	$66	$25	$803	$1,657	$12	$16

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$(38)	$(1)	$—	$—
Included in other comprehensive income (loss)	$—	$2	$6	$(5)	$—	$(1)

	Year Ended December 31, 2011
	Trading Account Asset Supporting Insurance Liabilities- U.S. Government Authorities	Trading Account Asset Supporting Insurance Liabilities- Corporate Securities	Trading Account Asset Supporting Insurance Liabilities- Asset- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Equity Securities
	(in millions)
Fair Value, beginning of period	$—	$82	$226	$5	$18	$4
Total gains or (losses) (realized/unrealized):
Included in earnings:
Other income	—	6	—	—	—	(6)
Net investment income	—	—	3	—	—	—
Purchases	9	72	305	10	—	5
Sales	—	(12)	(23)	—	—	(44)
Issuances	—	1	—	—	—	—
Settlements	—	(39)	(97)	(3)	(1)	(15)
Other(1)	—	—	15	—	(15)	—
Transfers into Level 3(2)	—	43	—	19	—	67
Transfers out of Level 3(2)	—	(44)	(72)	(10)	—	—

Fair Value, end of period	$9	$109	357	21	2	11

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Other income	$—	$4	(1)	—	—	(8)

	Year Ended December 31, 2011
	Other Trading Account Assets- Asset- Backed Securities	Other Trading Account Assets- Equity Securities	Other Trading Account Assets- All Other Activity	Equity Securities, Available- For-Sale
	(in millions)
Fair Value, beginning of period	$11	$4	$129	$69
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	(14)	(15)
Other income	(2)	(22)	2	—
Included in other comprehensive income (loss)	—	—	—	20
Net investment income	—	—	—	—
Purchases	—	32	—	49
Sales	—	(33)	—	(47)
Issuances	—	—	—	—
Settlements	—	(15)	(35)	(8)
Other(1)	—	240	—	(240)
Transfers into Level 3(2)	—	—	5	240
Transfers out of Level 3(2)	(7)	—	—	(2)

Fair Value, end of period	$2	$206	$87	$66

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$(14)	$(22)
Other income	$(2)	$(28)	$2	$—
Included in other comprehensive income (loss)	$—	$—	$—	$31

	Year Ended December 31, 2011
	Commercial Mortgage and Other Loans	Other Long- term Investments	Due from parent and affiliates	Separate Account Assets(4)
	(in millions)
Fair Value, beginning of period	$(6)	$251	$1,919	$15,771
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	5	6	959	—
Other income	—	(5)	—	—
Interest credited to policyholders’ account balances	—	—	—	2,850
Included in other comprehensive income (loss)	—	—	(54)	—
Net investment income	—	—	46	20
Purchases	—	145	691	3,097
Sales	—	—	—	(1,454)
Issuances	—	—	—	3
Settlements	—	(26)	(501)	(1,156)
Other(1)	—	—	(365)	—
Transfers into Level 3(2)	—	—	42	864
Transfers out of Level 3(2)	—	—	—	(662)

Fair Value, end of period	$(1)	$371	$2,737	$19,333

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$5	$2	$999	$—
Other income	$—	$(5)	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$1,825
Included in other comprehensive income (loss)	$—	$—	$(54)	$—

	Year Ended December 31, 2011
	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
	(in millions)
Fair Value, beginning of period	$348	$(3)	$(126)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(1,154)	(17)	36
Other income	—	—	(2)
Net investment income	—	—	—
Purchases	(284)	—	—
Sales	—	—	—
Issuances	—	—	—
Settlements	(1)	17	14
Transfers into Level 3(2)	—	—	(5)
Transfers out of Level 3(2)	—	—	—

Fair Value, end of period	$(1,091)	$(3)	$(83)

Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$(1,160)	$(17)	$36
Other income	$—	$—	$(2)

(1)	Other includes reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – As a part of an ongoing monitoring assessment of pricing inputs to ensure appropriateness of the level classification in the fair value hierarchy the Company may reassign level classification from time to time. As a result of such a review, in the first quarter of 2011, it was determined that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on non-binding broker quotes which could not always be verified against directly observable market information. Consequently, perpetual preferred stocks were transferred into Level 3 within the fair value hierarchy. This represents the majority of the transfers into Level 3 for Equity Securities Available-for-Sale, Trading Account Assets Supporting Insurance Liabilities – Equity Securities and Other Trading Account Assets – Equity Securities. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized. Transfers out of Level 3 were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

	Year Ended December 31, 2010
	Fixed Maturities Available-For- Sale - Foreign Government Bonds	Fixed Maturities Available-For- Sale - Corporate Securities	Fixed Maturities Available-For- Sale - Asset- Backed Securities	Fixed Maturities Available-For- Sale - Commercial Mortgage- Backed Securities	Fixed Maturities Available-For- Sale - Residential Mortgage- Backed Securities
	(in millions)
Fair Value, beginning of period	$42	$752	$6,085	$—	$83
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(28)	(47)	—	—
Included in other comprehensive income (loss)	—	94	109	1	—
Net investment income	—	8	(19)	—	1
Purchases, sales, issuances and settlements	—	(183)	339	19	(6)
Other(1)	—	10	—	48	(48)
Transfers into Level 3(2)	—	455	129	8	2
Transfers out of Level 3(2)	(15)	(117)	(5,089)	(76)	(9)

Fair Value, end of period	$27	$991	$1,507	$—	$23

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$(30)	$(66)	$—	$—
Included in other comprehensive income (loss)	$—	$101	$98	$1	$—

	Year Ended December 31, 2010
	Trading Account Asset Supporting Insurance Liabilities- Corporate Securities	Trading Account Asset Supporting Insurance Liabilities- Asset- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Equity Securities
	(in millions)
Fair Value, beginning of period	$83	$281	$5	$20	$3
Total gains or (losses) (realized/unrealized):
Included in earnings:
Other income	(1)	1	3	1	2
Net investment income	1	1	—	—	—
Purchases, sales, issuances and settlements	(36)	185	(2)	(3)	(1)
Transfers into Level 3(2)	72	9	31	—	—
Transfers out of Level 3(2)	(37)	(251)	(32)	—	—

Fair Value, end of period	$82	$226	$5	$18	$4

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Other income	$(3)	$1	$5	$1	$2

	Year Ended December 31, 2010
	Other Trading Account Assets- Asset- Backed Securities	Other Trading Account Assets- Equity Securities	Other Trading Account Assets- All Other Activity	Equity Securities, Available-For- Sale
	(in millions)
Fair Value, beginning of period	$42	$2	$290	$124
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	(66)	51
Other income	3	2	3	—
Included in other comprehensive income (loss)	—	—	—	(39)
Net investment income	—	—	—	—
Purchases, sales, issuances and settlements	(49)	—	(98)	(69)
Transfers into Level 3(2)	15	—	—	3
Transfers out of Level 3(2)	—	—	—	(1)

Fair Value, end of period	$11	$4	$129	$69

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$(65)	$(2)
Other income	$2	$1	$3	$—
Included in other comprehensive income (loss)	$—	$—	$—	$5

	Year Ended December 31, 2010
	Commercial Mortgage and Other Loans	Other Long-term Investments	Due from parent and affiliates	Separate Account Assets(4)
	(in millions)
Fair Value, beginning of period	$(10)	$—	$3,372	$13,047
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	4	(9)	(477)	—
Other income	—	18	—	—
Interest credited to policyholders’ account balances	—	—	—	2,125
Included in other comprehensive income (loss)	—	—	37	—
Net investment income	—	—	45	—
Purchases, sales, issuances and settlements	—	242	(1,468)	839
Transfers into Level 3(2)	—	—	410	171
Transfers out of Level 3(2)	—	—	—	(411)

Fair Value, end of period	$(6)	$251	$1,919	$15,771

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$4	$(9)	$(476)	$—
Other income	$—	$18	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$1,077
Included in other comprehensive income (loss)	$—	$—	$48	$—

	Year Ended December 31, 2010
	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
	(in millions)
Fair Value, beginning of period	$(58)	$(10)	$(288)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	520	4	68
Other income	—	—	(3)
Net investment income	—	—	—
Purchases, sales, issuances and settlements	(114)	3	97
Transfers into Level 3(2)	—	—	—
Transfers out of Level 3(2)	—	—	—

Fair Value, end of period	$348	$(3)	$(126)

Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$474	$4	$68
Other income	$—	$—	$(3)

(1)	Other represents reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position. Includes reclassifications to conform to current period presentation.

Transfers – Transfers out of Level 3 for Fixed Maturities Available for Sale – Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities include $4,880 million and $222 million, respectively, for the year ended December 31, 2010 resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages had been becoming increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company. Other transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate. Transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

	Year Ended December 31, 2009
	Fixed Maturities Available-For- Sale - Foreign Government Bonds	Fixed Maturities Available-For- Sale - Corporate Securities	Fixed Maturities Available-For- Sale - Asset- Backed Securities	Fixed Maturities Available-For- Sale - Residential Mortgage- Backed Securities	Trading Account Assets Supporting Insurance Liabilities- Foreign Government Bonds
	(in millions)
Fair Value, beginning of period	$27	$833	$855	$208	$—
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(96)	(661)	—	—
Included in other comprehensive income (loss)	5	112	2,257	(1)	—
Net investment income	—	11	57	1	—
Purchases, sales, issuances, settlements	123	(579)	(1,582)	18	12
Transfers into Level 3(2)	10	872	5,228	—	—
Transfers out of Level 3(2)	(123)	(401)	(69)	(143)	(12)

Fair Value, end of period	$42	$752	$6,085	$83	$—

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$(100)	$(658)	$—	$—
Included in other comprehensive income (loss)	$5	$103	$2,202	$(1)	$—

	Year Ended December 31, 2009
	Trading Account Assets Supporting Insurance Liabilities- Corporate Securities	Trading Account Assets Supporting Insurance Liabilities- Asset-Backed Securities	Trading Account Assets Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Assets Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Assets Supporting Insurance Liabilities- Equity Securities
	(in millions)
Fair Value, beginning of period	$75	$35	$6	$28	$1
Total gains (losses) (realized/unrealized):
Included in earnings:
Other income	20	59	(1)	3	2
Net investment income	2	—	—	—	—
Purchases, sales, issuances, settlements	(72)	(66)	—	(4)	—
Transfers into Level 3(2)	229	266	—	—	—
Transfers out of Level 3(2)	(171)	(13)	—	(7)	—

Fair Value, end of period	$83	$281	$5	$20	$3

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Other income	$16	$47	$(1)	$3	$2

	Year Ended December 31, 2009
	Other Trading Account Assets- Corporate Securities	Other Trading Account Assets- Asset- Backed Securities	Other Trading Account Assets- Equity Securities	Other Trading Account Assets- All Other Activity	Equity Securities, Available-For- Sale
	(in millions)
Fair Value, beginning of period	$38	$—	$7	$1,306	$73
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	—	(320)	(10)
Other income	—	3	3	24	—
Included in other comprehensive income (loss)	—	—	—	—	51
Net investment income	—	—	—	—	—
Purchases, sales, issuances, settlements	(2)	3	(7)	(720)	13
Other(1)	(36)	36	—	—	—
Transfers into Level 3(2)	—	—	—	—	12
Transfers out of Level 3(2)	—	—	(1)	—	(15)

Fair Value, end of period	$—	$42	$2	$290	$124

	00000000	00000000	00000000	00000000	00000000
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$(320)	$(21)
Other income	$2	$1	$3	$—	$—
Included in other comprehensive income (loss)	$—	$—	$—	$—	$51

	Year Ended December 31, 2009
	Commercial Mortgage and Other Loans	Due from parent and affiliates	Separate Account Assets(4)
	(in millions)
Fair Value, beginning of period	$—	$833	$19,780
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(10)	(872)	—
Interest credited to policyholders’ account balances	—	—	(7,365)
Included in other comprehensive income (loss)	—	58	—
Net investment income	—	—	—
Purchases, sales, issuances, settlements	—	1,669	420
Transfers into Level 3(2)	—	1,684	559
Transfers out of Level 3(2)	—	—	(347)

Fair Value, end of period	$(10)	$3,372	$13,047

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$(10)	$(846)	$—
Interest credited to policyholders’ account balances	$—	$—	$(7,579)

	Year Ended December 31, 2009
	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
	(in millions)
Fair Value, beginning of period	$(1,172)	$(139)	$(1,260)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	1,159	82	272
Other income	—	—	9
Net investment income	—	—	—
Purchases, sales, issuances, settlements	(45)	49	691
Transfers into Level 3(2)	—	(2)	—
Transfers out of Level 3(2)	—	—	—

Fair Value, end of period	$(58)	$(10)	$(288)

Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$1,079	$82	$272

(1)	Other represents reclassification of certain assets between reporting changes.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position. Includes reclassifications to conform to current period presentation.

Transfers – Transfers into Level 3 for Fixed Maturities Available for Sale - Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities include $4,583 million and $188 million, respectively, resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages was an inactive market. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) or models with observable inputs were utilized. Transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables exclude embedded derivatives which are recorded with the associated host contract. These derivative assets and liabilities are included in “Other trading account assets,” “Other long-term investments” or “Other liabilities” in the tables presented above.

	As of December 31, 2011
	Level 1	Level 2	Level 3	Netting (1)		Total
	(in millions)
Derivative assets:
Interest Rate	$10	$16,520	$8	$		$16,538
Currency	—	684	—			684
Credit	—	64	1			65
Currency/Interest Rate	—	562	—			562
Equity	—	543	83			626
Netting (1)					(13,659)	(13,659)

Total derivative assets	$10	$18,373	$92		$(13,659)	$4,816

Derivative liabilities:
Interest Rate	$9	$15,205	$6	$		$15,220
Currency	—	667	—			667
Credit	—	88	—			88
Currency/Interest Rate	—	826	—			826
Equity	—	492	83			575
Netting (1)					(10,309)	(10,309)

Total derivative liabilities	$9	$17,278	$89		$(10,309)	$7,067

	As of December 31, 2010
	Level 1	Level 2	Level 3	Netting (1)		Total
	(in millions)
Derivative assets:
Interest Rate	$17	$6,536	$3	$		$6,556
Currency	7	1,743	—			1,750
Credit	—	107	—			107
Currency/Interest Rate	—	2,284	—			2,284
Equity	—	549	126			675
Commodity	144	235	—			379
Netting (1)					(7,416)	(7,416)

Total derivative assets	$168	$11,454	$129		$(7,416)	$4,335

Derivative liabilities:
Interest Rate	$18	$6,206	$12	$		$6,236
Currency	—	1,678	—			1,678
Credit	—	108	—			108
Currency/Interest Rate	—	2,402	—			2,402
Equity	—	513	126			639
Commodity	—	314	—			314
Netting (1)					(7,325)	(7,325)

Total derivative liabilities	$18	$11,221	$138		$(7,325)	$4,052

(1)	“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

Changes in Level 3 derivative assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the years ended December 31, 2011 and 2010, as well as the portion of gains or losses included in income for the years ended December 31, 2011 and 2010, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2011.

	Year Ended December 31, 2011
	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Credit	Derivative Liabilities - Credit	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$126	$(126)	$—	$—	$3	$(12)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(29)	29	1	—	5	6
Asset management fees and other income	—	—	—	—	—	—
Settlements	(14)	14	—	—	—	—
Transfers into Level 3(1)	—	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—	—

Fair Value, end of period	$83	$(83)	$1	$—	$8	$(6)

	00000000	00000000	00000000	00000000	00000000	00000000
Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(29)	$29	$1	$(1)	$5	$6
Asset management fees and other income	$—	$—	$—	$—	$—	$—

	Year Ended December 31, 2010
	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Credit	Derivative Liabilities - Credit	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$297	$(297)	$5	$(5)	$—	$(4)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(110)	110	(5)	5	3	(12)
Asset management fees and other income	—	—	—	—	—	4
Purchases, sales, issuances and settlements	(61)	61	—	—	—	—
Foreign currency translation	—		—	—	—	—
Other(1)	—		—	—	—	—
Transfers into Level 3(1)	—		—	—	—	—
Transfers out of Level 3(1)	—		—	—	—	—

Fair Value, end of period	$126	$(126)	$—	$—	$3	$(12)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(104)	$104	$(5)	$5	$3	$(12)
Asset management fees and other income	$(6)	$6	$—	$—	$—	$—

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. Nonrecurring fair value adjustments resulted in $5 million of gains being recorded for the year ended December 31, 2011 on certain commercial mortgage loans. The carrying value of these loans as of December 31, 2011 was $49 million. Losses on similar commercial mortgage loans of $5 million and $109 million were recorded for the years ended December 31, 2010 and 2009. These adjustments were based on either discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral and were classified as Level 3 in the hierarchy.

Impairments of $7 million, $6 million and $51 million were recorded for the years ended December 31, 2011, 2010 and 2009, respectively, on certain cost method investments. The carrying value as of December 31, 2011 of these investments was $37 million. In addition, for certain equity method investments no impairments were recorded for the year ended December 31, 2011 and impairments of $2 million and $11 million were recorded for the years ended December 31, 2010 and 2009, respectively. These fair value adjustments were based on inputs classified as Level 3 in the valuation hierarchy. The inputs utilized were primarily discounted estimated future cash flows and, where appropriate, valuations provided by the general partners taken into consideration with deal and management fee expenses.

Fair Value Option - The following table presents information regarding changes in fair values recorded in earnings for other long-term investments where the fair value option has been elected.

	2011	2010	2009
	(in millions)
Assets:
Other long-term investments:
Changes in fair value	(5)	18	—

Changes in fair value are reflected in “Other income.” The fair value of other long-term investments was $366 million and $258 million as of December 31, 2011 and 2010, respectively.

Fair Value of Financial Instruments

The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets supporting insurance liabilities, other trading account assets, equity securities, securities purchased under agreements to resell, certain long-term investments, short-term investments, cash and cash equivalents, accrued investment income, certain amounts due to and from parent and affiliates, separate account assets, investment contracts included in separate account liabilities, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 21 for a discussion of derivative instruments.

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	December 31, 2011		December 31, 2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Assets:
Commercial mortgage and other loans	$28,787	$30,973	$26,647	$27,773
Policy loans	8,077	10,987	8,036	9,831
Other affiliated notes receivable	2,880	2,985	971	993
Liabilities:
Policyholders’ account balances - investment contracts	$60,882	$62,748	$59,179	$60,451
Short-term and long-term debt	11,356	11,727	9,942	10,328

The fair values presented above for those financial instruments where the carrying amounts and fair values differ have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of commercial mortgage loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or Foreign Government Bond rate (for non-U.S. dollar-denominated loans) adjusted for appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spread and a significant component of the pricing input, are based upon an internally-developed methodology. The internally derived credit spreads take into account public corporate bond spreads of similar quality and maturity, public commercial mortgage-backed securities spreads, third-party mortgage loan survey spreads and other relevant market information such as pricing indications from market participants on new originations, and where applicable adjustments for property types and locations.

The fair value of certain commercial mortgage loans, for which a discounted cash flow model is not appropriate, is based on internally-developed values that incorporate various factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates, and credit risk.

The fair value of the other loans, which include collateralized and uncollateralized loans, is primarily based upon the present value of the expected future cash flows discounted at the appropriate US. Treasury or Foreign Government Bond rate (for non-U.S. dollar-denominated loans) or other observable inputs, such as local market swap rates and credit default swap spreads, adjusted for an appropriate credit spread and liquidity premium. The credit spread and liquidity premium are a significant component of the pricing inputs, and are based upon an internally-developed methodology, which takes into account, among other factors, the credit quality of the loans, the property type of the collateral, the weighted average coupon, and the weighted average life of the loans.

Policy Loans

The fair value of U.S. insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- bank- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due, excluding interest, as of the reporting date.

Other Affiliated Notes Receivable

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Policyholders’ Account Balances - Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflects the Company’s own non-performance risk. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products the fair value is the market value of the assets supporting the liabilities.

Short-term and Long-term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

20.	RELATED PARTY

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, LLC, Prudential Asset Management Holding Company, LLC, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Prudential Annuities Holding Company, Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $585 million, $519 million and $499 million for the years ended December 31, 2011, 2010 and 2009, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” was $1 million for each of the years ended December 31, 2011, 2010 and 2009, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

“Due from parent and affiliates” includes $154 million at December 31, 2011 and 2010, due primarily to these agreements.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $281 million, $262 million and $248 million as contra-revenue in “Net investment income” and $117 million, $110 million and $155 million in “General and administrative expenses” for the years ended December 31, 2011, 2010 and 2009, respectively. “Due to parent and affiliates” includes $42 million and $29 million at December 31, 2011 and 2010, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

	Maturity Dates	Rate	2011	2010
			(in millions)
U.S. Dollar floating rate notes(1)	2011 - 2026	0.50% - 2.54%	$139	$264
U.S. Dollar fixed rate notes(2)	2012 - 2041	1.00% - 11.03%	3,386	1,794
Japanese Yen fixed rate notes	2014 - 2019	1.73% - 3.40%	292	290

Total long-term notes receivable - affiliated(3)			3,817	2,348
Short-term notes receivable - affiliated(4)			914	1,077

Total notes receivable - affiliated			$4,731	$3,425

(1)	Includes current portion of the long-term notes receivable of $5 million at December 31, 2010.
(2)	Includes current portion of the long-term notes receivable of $436 million at December 31, 2011.
(3)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(4)	Short-term notes receivable have variable rates, which averaged 1.57% at December 31, 2011 and 1.36% at December 31, 2010. Short-term notes receivable are payable on demand.

The affiliated notes receivable included above that are classified as loans, and carried at unpaid principal balance, net of any allowance for losses. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Financial for loans due from affiliates.

Accrued interest receivable related to these loans was $44 million and $21 million at December 31, 2011 and 2010, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $147 million, $258 million and $207 million for the years ended December 31, 2011, 2010, and 2009, respectively and are included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $205 million and $181 million, associated with these transactions at December 31, 2011 and 2010, respectively. Revenues related to this lending activity were $0 million, $1 million and $0 million for the years ended December 31, 2011, 2010, and 2009, respectively, and are included in “Net investment income.”

Sales and Dividends of Fixed Maturities and Commercial Mortgage Loans between Related Parties

In March 2011, the Company purchased commercial mortgage loans from an affiliate for a total of $9 million, the fair value on the date of the transfer plus accrued interest. The company recorded the assets at the affiliate’s carrying amount. Commercial mortgage loans are categorized in the Company’s consolidated statement of financial position as commercial mortgage and other loans.

In May 2011, the Company sold commercial mortgage loans to an affiliate for a total of $80 million, the fair value on the date of the transfer plus accrued interest. The Company recognized a gain on the sale of $4 million.

In May 2011, the Company paid a dividend of $139 million to its parent company. The dividend consisted of $38 million of cash and $97 million of fixed maturity investments, the book value on the date of transfer plus accrued interest. $6 million of the fixed maturities were classified as trading account assets. The parent recorded the investments at the historic amortized cost of the Company. Fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference amortized cost and fair value reflected in accumulated other comprehensive income. Trading accounts assets are carried at fair value in the Company’s consolidated statement of financial position.

In May 2011, the Company sold fixed maturity investments to an affiliate for a total of $137 million, the fair value on the date of transfer plus accrued interest. The affiliate recorded the investments at the fair value of the investments at the date of sale. The difference of $14 million between the historic amortized cost and the fair value, net of taxes, was recorded by the Company as a gain on the investments.

In December 2011, the Company sold fixed maturity investments to an affiliate for a total of $135 million, the fair value on the date of transfer plus accrued interest. The affiliate recorded the investments at the historic amortized cost of the Company.

During 2010, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $1,136 million, the fair value on the date of the transfer plus accrued interest. The difference of $96 million between the amortized cost and the fair value of the securities was recorded by the Company as a reduction to additional paid-in capital.

In March 2010, the Company purchased fixed maturities classified as trading account assets from an affiliate for a total of $175 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the assets at fair at the time of the purchase. Trading account assets are carried at fair value in the Company’s consolidated statement of financial position.

In June 2010, the Company purchased fixed maturity investments from its separate account for a total of $118 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at fair value at the time of the purchase.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $1,934 million and $2,217 million at December 31, 2011 and 2010, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $6,121 million and $3,006 million at December 31, 2011 and 2010, respectively.

Retail Medium Term Notes Program

The Company has sold funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 10, “Policyholders’ account balances” include $529 million and $1,005 million related to these agreements at December 31, 2011 and 2010, respectively. In addition, “Deferred policy acquisition costs” includes affiliated amounts of $4 million and $11 million related to these agreements at December 31, 2011 and 2010, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $34 million, $70 million and $121 million for the years ended December 31, 2011, 2010, and 2009, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $89 million and $93 million at December 31, 2011 and 2010, respectively. “Net investment income” includes gains of $4 million, $18 million and $22 million for the years ended December 31, 2011, 2010 and 2009, respectively, related to these ventures.

Reinsurance

As discussed in Notes 11 and 13, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 14, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

21.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non- dealer or broker capacity

Interest Rate Contracts

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission’s merchants who are members of a trading exchange.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

Foreign Exchange Contracts

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses, primarily its international insurance and investments operations. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, or a basket of names in a first to default structure, and in return receives a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Other Contracts

TBA’s. The Company uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Embedded Derivatives. The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. In addition, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in the Company’s guarantees which reduces the need for hedges.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Synthetic Guarantees. The Company sells fee-based synthetic guaranteed investment contracts which include investment-only, stable value contracts, to qualified pension plans. The assets are owned by the trustees of such plans, who invest the assets under the terms of investment guidelines agreed to with the Company. The contracts contain a guarantee of a minimum rate of return on participant balances supported by the underlying assets, and a guarantee of liquidity to meet certain participant-initiated plan cash flow requirements. These contracts are accounted for as derivatives, recorded at fair value and classified as interest rate derivatives.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-dealer or broker capacity, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral held with the same counterparty. This netting impact results in total derivative assets of $4,816 million and $4,335 million as of December 31, 2011 and December 31, 2010, respectively, and total derivative liabilities of $7,067 million and $4,052 million as of December 31, 2011 and December 31, 2010, respectively, reflected in the Consolidated Statement of Financial Position.

	December 31, 2011			December 31, 2010
Primary Underlying/ Instrument Type	Notional Amount	Fair Value		Notional Amount	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in millions)
Qualifying Hedges:
Interest Rate
Interest Rate Swaps	$4,343	$54	$(395)	$5,560	$93	$(359)
Currency/Interest Rate
Foreign Currency Swaps	3,520	154	(156)	2,245	37	(211)

Total Qualifying Hedges	$7,863	$208	$(551)	$7,805	$130	$(570)

Non-Qualifying Hedges:
Interest Rate
Interest Rate Swaps	$48,530	$3,816	$(2,491)	$47,455	$2,192	$(1,477)
Interest Rate Futures	6,191	10	(9)	6,834	17	(18)
Interest Rate Options	377	13	—	386	15	—
Interest Rate Forwards	2,139	6	—	159	—	—
Synthetic GIC’s	46,844	4	—	24,019	2	(1)
Foreign Currency
Foreign Currency Forwards	2,768	32	(11)	2,998	13	(40)
Currency/Interest Rate
Foreign Currency Swaps	2,589	220	(93)	2,262	190	(146)
Credit
Credit Default Swaps	1,454	23	(45)	1,149	72	(72)
Equity
Equity Options	8,283	115	(48)	2,940	50	(5)
Total Return Swaps	372	—	(14)	176	—	(10)

Total Non-Qualifying Hedges	$119,547	$4,239	$(2,711)	$88,378	$2,551	$(1,769)

Total Derivatives (1)	$127,410	$4,447	$(3,262)	$96,183	$2,681	$(2,339)

(1)	Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $1,343 million as of December 31, 2011 and a net liability of $601 million as of December 31, 2010, included in “Future policy benefits” and “Fixed maturities, available-for-sale.”

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31, 2011
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholder Account Balances	Accumulated Other Comprehensive Income(1)
	(in millions)
Qualifying Hedges
Fair value hedges
Interest Rate	$(116)	$(114)	$—	$—	$56	$—
Currency	—	—	—	—	—	—

Total fair value hedges	(116)	(114)	—	—	56	—

Cash flow hedges
Interest Rate	—	—	—	—	(1)	—
Currency/Interest Rate	—	(7)	3	—	—	176

Total cash flow hedges	—	(7)	3	—	(1)	176

Net investment hedges
Currency(2)	—	—	2	—	—	(14)
Currency/Interest Rate	—	—	—	—	—	—

Total net investment hedges	—	—	2	—	—	(14)

Non- qualifying hedges
Interest Rate	775	—	—	—	—	—
Currency	15	—	—	—	—	—
Currency/Interest Rate	39	—	—	—	—	—
Credit	—	—	—	—	—	—
Equity	(6)	—	—	—	—	—
Embedded Derivatives	(1,177)	—	—	—	—	—

Total non-qualifying hedges	(354)	—	—	—	—	—

Total	$(470)	$(121)	$5	$—	$55	$162

	Year Ended December 31, 2010
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholder Account Balances	Accumulated Other Comprehensive Income(1)
	(in millions)
Qualifying Hedges
Fair value hedges
Interest Rate	$(114)	$(147)	$—	$—	$68	$—
Currency	—	—	—	—	—	—

Total fair value hedges	(114)	(147)	—	—	68	—

Cash flow hedges
Interest Rate	—	—	—	—	(3)	(3)
Currency/Interest Rate	—	(2)	4	—	—	71

Total cash flow hedges	—	(2)	4	—	(3)	68

Net investment hedges
Currency(2)	—	—	—	—	—	—
Currency/Interest Rate	—	—	—	—	—	—

Total net investment hedges	—	—	—	—	—	—

Non- qualifying hedges
Interest Rate	807	—	—	—	—	—
Currency	51	—	—	—	—	—
Currency/Interest Rate	98	—	—	—	—	—
Credit	(86)	—	—	—	—	—
Equity	(17)	—	—	—	—	—
Embedded Derivatives	585	—	—	—	—	—

Total non-qualifying hedges	1,438	—	—	—	—	—

Total	$1,324	$(149)	$4	$—	$65	$68

	Year Ended December 31, 2009
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholder Account Balances	Accumulated Other Comprehensive Income(1)
	(in millions)
Qualifying Hedges
Fair value hedges
Interest Rate	$340	$(157)	$—	$—	$70	$—
Currency	—	—	—	—	—	—

Total fair value hedges	340	(157)	—	—	70	—

Cash flow hedges
Interest Rate	—	—	—	—	(7)	29
Currency/Interest Rate	—	(2)	(4)	—	—	(156)

Total cash flow hedges	—	(2)	(4)	—	(7)	(127)

Net investment hedges
Currency(2)	—	—	—	—	—	(5)
Currency/Interest Rate	—	—	—	—	—	—

Total net investment hedges	—	—	—	—	—	(5)

Non- qualifying hedges
Interest Rate	(508)	—	—	—	—	—
Currency	(36)	—	—	—	—	—
Currency/Interest Rate	(162)	—	—	—	—	—
Credit	—	—	—	—	—	—
Equity	(239)	—	—	—	—	—
Embedded Derivatives	1,280	—	—	—	—	—

Total non-qualifying hedges	335	—	—	—	—	—

Total	$675	$(159)	$(4)	$—	$63	$(132)

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”
(2)	Relates to the sale of equity method investments.

For the years ended December 31, 2011, 2010 and 2009, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2008	$(115)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2009	(151)
Amount reclassified into current period earnings	24

Balance, December 31, 2009	(242)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2010	62
Amount reclassified into current period earnings	6

Balance, December 31, 2010	(174)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2011	157
Amount reclassified into current period earnings	19

Balance, December 31, 2011	$2

Using December 31, 2011 values, it is anticipated that a pre-tax gain of approximately $5 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the subsequent twelve months ending December 31, 2012, offset by amounts pertaining to the hedged items. As of December 31, 2011, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 19 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were $109 million in 2011, $123 million in 2010, and $122 million in 2009.

Credit Derivatives Written

The following table sets forth the Company’s exposure from credit derivatives where the Company has written credit protection. The Company’s maximum amount at risk under these credit derivatives listed below assumes the value of the underlying referenced securities become worthless. These credit derivatives generally have maturities of less than 10 years. The table excludes a credit derivative related to surplus notes issued by a subsidiary of Prudential Insurance and embedded derivatives contained in externally-managed investments in the European market, by NAIC rating of the underlying credits as of December 31, 2011 and 2010.

	December 31, 2011		December 31, 2010
	Single Name		Single Name
NAIC Designation	Notional	Fair Value	Notional	Fair Value
(in millions)
1	$431	$1	$5	$—
2	—	—	—	—

Subtotal	431	1	5	—
3	—	—	—	—
4	—	—	—	—
5	—	—	—	—
6	—	—	—	—

Subtotal	—	—	—	—

Total	$431	$1	$5	$—

The following table sets forth the composition of the Company’s credit derivatives where the Company has written credit protection by industry category as of the dates indicated.

	December 31, 2011		December 31, 2010
Industry	Notional	Fair Value	Notional	Fair Value
(in millions)
Corporate Securities:
Manufacturing	$—	$—	$—	$—
Utilities	—	—	—	—
Finance	426	1	—	—
Services	5	—	5	—
Energy	—	—	—	—
Transportation	—	—	—	—
Retail and Wholesale	—	—	—	—
Food/Beverage	—	—	—	—
Aerospace/Defense	—	—	—	—
Chemical	—	—	—	—
Other	—	—	—	—

Total Credit Derivatives	$431	$1	$5	$—

The Company holds certain externally-managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium-term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading “Accumulated Other Comprehensive Income (Loss)” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these investments was $657 million and $746 million at December 31, 2011 and 2010, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2011 and 2010, the Company had $1.023 billion and $1.144 billion of outstanding notional amounts, respectively, reported at fair value as a liability of $23 million and a liability of less than $1 million, respectively.

Types of Derivative Instruments and Derivative Strategies used in a dealer or broker capacity

Futures, forwards and options contracts, and swap agreements, were also used in a derivative dealer or broker capacity in the Company’s commodities operations, prior to the sale of this business to Jeffries on July 1, 2011, to facilitate transactions of clients, hedge proprietary trading activities and as a means of risk management. These derivatives allowed the Company to structure transactions to manage its exposure to commodities and securities prices, foreign exchange rates and interest rates. Risk exposures were managed through diversification, by controlling position sizes and by entering into offsetting positions.

The fair value of the Company’s derivative contracts used in a derivative dealer or broker capacity were reported on a net-by-counterparty basis in the Company’s Consolidated Statements of Financial Position when management believes a legal right of setoff exists under an enforceable netting agreement.

Realized and unrealized gains and losses from marking-to-market the derivatives used in proprietary positions were recognized on a trade date basis and reported in “Income from discontinued operations, net of taxes. The pre-tax amounts reported in “Income (loss) from discontinued operations, net of taxes” for these derivatives were a gain of $63 million for 2011, a gain of $97 million for 2010.

Credit Risk-Affiliate

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty (ii) enter into agreements that allow the use of credit support annexes (CSAs), which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Likewise, the Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

Certain of the Company’s derivative agreements with some of its counterparties contain credit-risk related triggers. If the Company’s credit rating were to fall below a certain level, the counterparties to the derivative instruments could request termination at the then fair value of the derivative or demand immediate full collateralization on derivative instruments in net liability positions. If a downgrade occurred and the derivative positions were terminated, the Company anticipates it would be able to replace the derivative positions with other counterparties in the normal course of business. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position were $7,055 million as of December 31, 2011. In the normal course of business the Company has posted collateral related to these instruments of $1,254 million as of December 31,, 2011. If the credit-risk-related contingent features underlying these agreements had been triggered on December 31, 2011, the Company estimates that it would be required to post a maximum of $5,801 million of additional collateral to its counterparties.

22.	COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2011, 2010 and 2009 was $63 million, $63 million and $67 million, respectively.

The following table presents, at December 31, 2011, the Company’s future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense net of any expected sub-lease income, and to release this reserve over the remaining commitment period. Of the amount listed above in total non-cancelable operating leases and the amount listed above in total sub-lease income, $9 million and $10 million, respectively, has been accrued at December 31, 2011.

	Operating Leases	Sub-lease Income
2012	79	(5)
2013	72	(4)
2014	66	(4)
2015	38	—
2016	25	—
2017	71	—

Total	$351	$(13)

Commercial Mortgage Loan Commitments

As of December 31, 2011
(in millions)
Total outstanding mortgage loan commitments	$867

In connection with the Company’s origination of commercial mortgage loans, it had outstanding commercial mortgage loan commitments with borrowers.

Commitments to Purchase Investments (excluding Commercial Mortgage Loans)

As of December 31, 2011
(in millions)
Expected to be funded from the general account and other operations outside the separate accounts (1)	$3,798
Expected to be funded from separate accounts	$1,159
Portion of separate account commitments with recourse to Prudential Insurance	$397

(1)	Includes a remaining commitment of $385 million related to the Company’s agreement to co-invest with the Fosun Group (Fosun) in a private equity fund, managed by Fosun, for the Chinese marketplace.

The Company has other commitments to purchase or fund investments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts. Some of the separate account commitments have recourse to Prudential Insurance if the separate accounts are unable to fund the amounts when due.

Guarantees of Investee Debt

As of December 31, 2011
(in millions)
Total guarantees of debt issued by entities in which the separate accounts have invested	$2,433
Amount of above guarantee that is limited to separate account assets	$2,364
Accrued liability associated with guarantee	$—

A number of guarantees provided by the Company relate to real estate investments held in its separate accounts, in which entities that the separate account has invested in have borrowed funds, and the Company has guaranteed their obligations. The Company provides these guarantees to assist these entities in obtaining financing. The Company’s maximum potential exposure under these guarantees is mostly limited to the assets of the separate account. The exposure that is not limited to the separate account assets relates to guarantees limited to fraud, criminal activity or other bad acts. These guarantees generally expire at various times over the next fourteen years. At December 31, 2011, the Company’s assessment is that it is unlikely payments will be required. Any payments that may become required under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide rights to obtain the underlying collateral.

Credit Derivatives Written

As discussed further in Note 21, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security.

Guarantees of Asset Values

	As of December 31, 2011
	(in millions)
Guaranteed value of third parties assets	$	46,792
Fair value of collateral supporting these assets	$	48,824
Asset associated with guarantee, carried at fair value	$	5

Certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Company’s balance sheet.

Other Guarantees

	As of December 31, 2011
	(in millions)
Other guarantees where amount can be determined	$	321
Accrued liability for other guarantees and indemnifications	$	6

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Included above are $300 million of yield maintenance guarantees related to certain investments the Company sold. The Company does not expect to have to make any payments on these guarantees and is not carrying any liabilities associated with these guarantees.

Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. The accrued liabilities identified above do not include retained liabilities associated with sold businesses.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Individual Life and Group Insurance

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance (“NYDOI”) has requested that 172 life insurers (including the Company) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified the Company that it intends to conduct an audit of the Company’s compliance with New York’s unclaimed property laws. The

Minnesota Attorney General has also requested information regarding the Company’s use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures.

From July 2010 to December 2010, four purported nationwide class actions were filed challenging the use of retained asset accounts to settle death benefit claims of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs (“VA Contract”) that covers the lives of members and veterans of the U.S. armed forces. In 2011, the cases were consolidated in the United States District Court for the District of Massachusetts by the Judicial Panel for Multi-District Litigation as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation. The consolidated complaint alleges that the use of the retained assets accounts that earn interest and are available to be withdrawn by the beneficiary, in whole or in part, at any time, to settle death benefit claims is in violation of federal law, and asserts claims of breach of contract, breaches of fiduciary duty and the duty of good faith and fair dealing, fraud and unjust enrichment and seeks compensatory and punitive damages, disgorgement of profits, equitable relief and pre and post-judgment interest. In March 2011, the motion to dismiss was denied. In January 2012, plaintiffs filed a motion to certify the class.

In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, the Company’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint was brought on behalf of Nevada beneficiaries of individual life insurance policies for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts. The complaint alleges that by failing to disclose material information about the accounts, the Company wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and pre and post-judgment interest. In February 2011, plaintiff appealed the dismissal to the Nevada Supreme Court. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed. In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts. In March 2011, the complaint was amended to drop the Company as a defendant and add Pruco Life Insurance Company as a defendant and is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In November 2011, the complaint was dismissed. In December 2011, plaintiffs appealed the dismissal.

In July 2010, the Company, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, the Company received a similar request for information from the State of Connecticut Attorney General’s Office. The Company is cooperating with these investigations. The Company has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

In February 2011, a fifth amended complaint was filed in the United States District Court for the District of New Jersey in Clark v. Prudential Insurance Company. The complaint brought on behalf of a purported class of California, Indiana, Ohio and Texas residents who purchased individual health insurance policies alleges that Prudential Insurance failed to disclose that it had ceased selling this type of policy in 1981 and that, as a result, premiums would increase significantly. The complaint alleges claims of fraudulent misrepresentation and omission, breach of the duty of good faith and fair dealing, and California’s Unfair Competition Law and seeks compensatory and punitive damages. The matter was originally filed in 2008 and certain of the claims in the first four complaints were dismissed. In February 2012, plaintiffs filed a motion to certify the class.

In April 2009, Schultz v. The Prudential Insurance Company of America, a purported nationwide class action on behalf of participants claiming disability benefits under certain employee benefit plans insured by Prudential, was filed in the United States District Court for the Northern District of Illinois. As amended, the complaint alleges that Prudential Insurance and the defendant plans violated ERISA by characterizing family Social Security benefits as “loss of time” benefits that were offset against Prudential contract benefits. The complaint seeks a declaratory judgment that the offsets were improper, damages and other relief. The Company has agreed to indemnify the named defendant plans. In April 2011, Schultz was dismissed with prejudice, and plaintiffs appealed to the Seventh Circuit Court of Appeals. In March 2012, the court affirmed the dismissal. From November 2002 to March 2005, eleven separate complaints were filed against the Company and the law firm of Leeds Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 235 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. The Company participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. The remaining 42 plaintiffs continue to pursue their individual lawsuits, and have filed offers of judgment totaling approximately $90 million. In February 2012, the court granted summary judgment against two of the remaining plaintiffs.

Retirement Solutions and Investment Management

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. The Company’s consolidated financial statements, and the results of the Retirement segment included in the Company’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law. In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to sub-prime investments, resulting in significant investor losses in mid-2007. Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million. By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims. At the same time, State Street moved for summary judgment on PRIAC’s complaint. In March 2011, the district court denied State Street’s motion for summary judgment and denied in part and granted in part PRIAC’s motion for partial summary judgment on State Street’s counterclaims. In October 2011, the court held a bench trial to determine whether State Street had breached its fiduciary duty to PRIAC’s plan clients. In February 2012, the court issued a decision holding that State Street breached its fiduciary duty to the plans under ERISA to manage the investment funds prudently and to diversify them. The court held that PRIAC did not prove that State Street breached its duty of loyalty to the plans under ERISA. The court held that State Street’s breaches caused the plans’ losses in the amount of $76.7 million and, after crediting State Street for an earlier payment, awarded $28.1 million in damages in addition to the amount previously recovered as a result of the SEC settlement. The court has not yet ruled on State Street’s counterclaims and has reserved judgment on PRIAC’s requests for pre-judgment interest and attorney’s fees.

Other Matters

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that the Company failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs. In July 2010, plaintiffs filed a motion for class certification of the state law claims. In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. The motion for class certification of the state law claims is pending.

Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc.), and its subsidiaries (collectively, the “Company”) at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the consolidated financial statements, the Company has restated its 2010 consolidated statements of cash flows to correct an error.

As described in Note 2 of the consolidated financial statements, on January 1, 2009, the Company changed its method of determining and recording other-than-temporary impairment for debt securities.

/s/ PRICEWATERHOUSECOOPERS LLP

April 16, 2012

PART C—OTHER INFORMATION

ITEM 29. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

(1) Financial Statements of The Prudential Variable Contract Account-2 (Registrant) consisting of the Statement of Net Assets, as of December 31, 2011; the Statement of Operations for the period ended December 31, 2011; the Statements of Changes in Net Assets for the periods ended December 31, 2011 and 2010 and the Notes relating thereto are incorporated by reference into VCA 2’s 2011 annual report (File No. 2-28136).

(2) Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statements of Financial Position as of December 31, 2011 and 2010; the Statements of Operations and Changes in Surplus and Asset Valuation Reserve and the Statements of Cash Flows for the years ended December 31, 2011 and 2010 and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement)

(b) EXHIBITS

(1)	Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account 2.	Incorporated by Reference to Exhibit (1) to Post-Effective Amendment No. 54 to this Registration Statement filed April 30, 1999.

(2)	Rules and Regulations of The Prudential Variable Contract Account 2.	Incorporated by Reference to Exhibit (2) to Post-Effective Amendment No. 57 to this Registration Statement filed April 30, 2001.

(3)	Form of Custodian Agreement with Investors Fiduciary Trust Company.	Incorporated by Reference to Exhibit (3) to Post-Effective Amendment No. 52 to this Registration Statement filed via EDGAR on April 29, 1998.

(4)	(i) Management Agreement between Prudential Investments Fund Management LLC and The Prudential Variable Contract Account 2.	Incorporated by Reference to Exhibit (4)(i) to Post-Effective Amendment No. 57 to this Registration Statement filed April 30, 2001.

	(ii) Subadvisory Agreement between Jennison Associates LLC and Prudential Investments Fund Management LLC.	Incorporated by Reference to Exhibit (4)(ii) to Post-Effective Amendment No. 57 to this Registration Statement filed April 30, 2001.

(5)	Agreement for the Sale of VCA 2 Contracts between Prudential, The Prudential Variable Contract Account-2 and Prudential Investment Management Services LLC.	Incorporated by Reference to Exhibit 5(v) to Post-Effective Amendment No. 50 to this Registration Statement.

(6)	(i) Specimen copy of group variable annuity contract Form GVA-120, with State modifications.	Incorporated by reference to Exhibit (4) to Post-Effective Amendment No. 32 to this Registration Statement.

	(ii) Specimen copy of Group Annuity Amendment Form GAA-7764 for tax-deferred annuities Registration Statement.	Incorporated by reference to Exhibit (6)(ii) to Post-Effective Amendment No 42 to this Registration Statement.

	(iii) Specimen copy of Group Annuity Amendment Form GAA-7852 for tax-deferred annuities	Incorporated by reference to Exhibit (6)(iii) to Post-Effective Amendment No. 45 to this Registration Statement

(7)	Application form.	Incorporated by reference to Exhibit (4) of Post-Effective Amendment No. 32 to this Registration Statement.

(8)	(i) Copy of the Charter of Prudential.	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of the Prudential Variable Contract Real Property Account.

	(ii) Copy of the By-Laws of Prudential as amended to and including May 12, 1998.	Incorporated by reference to Post-Effective Amendment No. Exhibit Item 26(f)(ii) of Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account.

(11)	(i) Pledge Agreement between Goldman, Sachs & Co., The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11 (i) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

	(ii) Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11 (ii) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

	(iii) First Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11 (iii) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

	(iv) Second Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11 (iv) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

(12)	Opinion and Consent of Counsel.	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 59 to this Registration Statement filed on April 26, 2002.

(13)	(i) Consents of independent registered public accounting firms.	Filed herewith.

	(iii) Powers of Attorney for Directors and Officers of Prudential.	Incorporated by reference to Post-Effective Amendment No. 35 to Form N-6, Registration No. 33-20000, filed on April 25, 2012 on behalf of The Prudential Variable Appreciable Account.

(17)	(i) Code of Ethics of The Prudential Variable Contract Account-2.	Code of Ethics of the Registrant dated January 15, 2010. Incorporated by reference to Exhibit (p)(1) to Prudential Investment Portfolios 5 Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed via EDGAR on September 27, 2010 (File No. 333-82621).

	(ii) Personal Securities Trading Policy and Code of Ethics of Prudential, including the Manager and Distributor dated January 10, 2011.	Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Prudential Investment Portfolios 12, filed via EDGAR on June 1, 2011 (File No. 333-42705).

(iii) Code of Ethics of Jennison Associates LLC dated October 5, 2005.	Incorporated by reference to Post-Effective Amendment No. 63 to this Registration Statement, filed on April 26, 2006.

ITEM 30. DIRECTORS AND OFFICERS OF PRUDENTIAL

Information about Prudential’s Directors and Executive Officers appears under the heading “Directors and Officers of Prudential” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 31. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is a separate account of The Prudential Insurance Company of America, a stock life insurance company organized under the laws of the State of New Jersey. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. The subsidiaries of Prudential Financial Inc. (“PFI”) are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 24, 2012, the text of which is hereby incorporated by reference.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, shares of The Prudential Series Fund, a Delaware trust. The balance are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they holding their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account 10 and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940, and with The Prudential Variable Contract Account 24, a separate account of Prudential registered as a unit investment trust.

Prudential is a New Jersey stock life insurance company. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, a New Jersey insurance holding company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 32. NUMBER OF CONTRACTOWNERS

As of January 31, 2012, the number of contractowners of qualified and non-qualified contracts offered by Registrant was 421.

ITEM 33. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit Item 26(f)(ii) of Post-Effective Amendment No. 32 to Form N-6, Registration No. 33-20000, filed April 21, 2009, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 34. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) Prudential Investments LLC (PI)

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (file No. 801-31104).

(b) Jennison Associates LLC

The business and other connections of the directors and executive officers of Jennison Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

ITEM 35. PRINCIPAL UNDERWRITER

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for The Prudential Investment Portfolios, Inc., Prudential Investment Portfolios 2, Prudential Jennison 20/20 Focus Fund, Prudential Investment Portfolios 3, Prudential Investment Portfolios 4, Prudential Investment Portfolios 5, Prudential MoneyMart Assets, Inc., Prudential Investment Portfolios 6, Prudential High Yield Fund, Inc., Prudential National Muni Fund, Inc., Prudential Jennison Blend Fund, Inc., Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Investment Portfolios 7, Prudential Investment Portfolios 8, Prudential Jennison Small Company Fund, Inc., Prudential Investment Portfolios 9, Prudential World Fund, Inc., Prudential Investment Portfolios, Inc. 10, Prudential Jennison Natural Resources Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential Investment Portfolios 12, Prudential Investment Portfolios, Inc. 14, Prudential Sector Funds, Inc. Prudential Short-Term Corporate Bond Fund, Inc., Target Asset Allocation Funds, The Target Portfolio Trust, and The Prudential Series Fund.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b) The business and other connections of PIMS’ sole member (PIFM Holdco LLC) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

ITEM 36. LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777

The Prudential Insurance Company of America, 56 North Livingston Avenue, Roseland, New Jersey 07068

The Prudential Insurance Company of America c/o Prudential Defined Contribution Services, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789

Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102

State Street Bank and Trust Company, 127 West 10th Street, Kansas City, MO 64105-1716

VCA 2 has entered into a Subadvisory Agreement with Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017.

ITEM 37. MANAGEMENT SERVICES

NOT APPLICABLE

ITEM 38. UNDERTAKINGS

The Prudential Insurance Company of America (Prudential) represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section. Registrant also undertakes (1) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old as long as payment under the contracts may be accepted; (2) to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; and (3) to deliver any Statement of Additional Information promptly upon written or oral request.

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

REPRESENTATION PURSUANT TO RULE 6c-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a)—(d) of the Rule.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 26th day of April, 2012.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

* Stuart S. Parker
President of the VCA-2 Committee

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures		Title	Date
*Kevin J. Bannon		Committee Member
* Scott E. Benjamin		Committee Member and Vice President
* Linda W. Bynoe		Committee Member
*Michael S. Hyland		Committee Member
*Douglas H. McCorkindale		Committee Member
*Stephen P. Munn		Committee Member
*Stuart S. Parker		Committee Member and President (Principal Executive Officer)
*Richard A. Redeker		Committee Member
*Robin M. Smith		Committee Member
*Stephen G. Stoneburn		Committee Member
*Grace C. Torres		Treasurer and Principal Financial and Accounting Officer
* By:	/s/ Jonathan D. Shain	Attorney-in-Fact	April 26, 2012
Jonathan D. Shain

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Prudential Insurance Company of America has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on this 26th day of April, 2012.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

/s/ Joan L. Bozek
Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the dates indicated.

Signature	Title	Date
*John R. Strangfeld, Jr.	Chairman of the Board, Chief Executive Officer and President

*Thomas J. Baltimore, Jr.	Director

*Gordon W. Bethune	Director

*Gaston Caperton	Director

*Richard J. Carbone	Senior Vice President and Chief Financial Officer

*Gilbert F. Casellas	Director

*James G. Cullen	Director

*William H. Gray, III	Director

*Constance J. Horner	Director

*Martina Hund-Mejean	Director

*Karl J. Krapek	Director

*Christine A. Poon	Director

*James A. Unruh	Director

*By: /s/ Jonathan D. Shain	Attorney-in-Fact	April 26, 2012
Jonathan D. Shain

POWER OF ATTORNEY

The undersigned Directors, Trustees and Officers of the Prudential Investments Mutual Funds, the Target Funds and The Prudential Variable Contract Accounts 2, 10 and 11 (collectively, the “Funds”), hereby constitute, appoint and authorize each of, Claudia DiGiacomo, Deborah A. Docs, Katherine P. Feld, Kathryn C. Quirk, John P. Schwartz, Andrew R. French, and Jonathan D. Shain, as true and lawful agents and attorneys-in-fact, to sign, execute and deliver on his or her behalf in the appropriate capacities indicated, any Registration Statements of the Funds on the appropriate forms, any and all amendments thereto (including pre- and post-effective amendments), and any and all supplements or other instruments in connection therewith, including Form N-PX, Forms 3, 4 and 5, as appropriate, to file the same, with all exhibits thereto, with the U.S. Securities and Exchange Commission (the “SEC”) and the securities regulators of appropriate states and territories, and generally to do all such things in his or her name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933, section 16(a) of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, all related requirements of the SEC and all requirements of appropriate states and territories. The undersigned do hereby give to said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

/s/ Kevin J. Bannon
Kevin J. Bannon

/s/ Scott E. Benjamin
Scott E. Benjamin

/s/ Linda W. Bynoe
Linda W. Bynoe

/s/ Michael S. Hyland
Michael S. Hyland

/s/ Douglas H. McCorkindale
Douglas H. McCorkindale

/s/ Stephen P. Munn
Stephen P. Munn

/s/ Stuart S. Parker
Stuart S. Parker

/s/ Richard A. Redeker
Richard A. Redeker

/s/ Robin B. Smith
Robin B. Smith

/s/ Stephen Stoneburn
Stephen Stoneburn

/s/ Grace C. Torres	Dated: March 7, 2012
Grace C. Torres

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

Exhibit Index

Item 29 (b)
Exhibit
Number	Description

(13)(i)	Consents of independent registered public accounting firms